PURCHASE AND SALE AGREEMENT
TRINITY BAY, REDFISH REEF, FISHERS REEF, NORTH POINT BOLIVAR FIELDS
IN GALVESTON AND CHAMBERS COUNTIES, TEXAS
THIS AGREEMENT (the “Agreement”) is dated effective as of October 1, 2006, and is made by and between Masters Resources, LLC, and Masters Oil & Gas, LLC, both Texas limited liability companies having their respective principal places of business at 9801 Westheimer, Suite 1070, Houston, Texas 77042 (collectively, “Masters”), and Tekoil & Gas Corporation, a Delaware corporation having its principal place of business at 5036 Dr. Phillips Blvd., Suite 232, Orlando, Florida 32819 (“Buyer”).

The parties agree as follows:

1.	PURCHASE AND SALE

1.1	Purchase and Sale of Assets

Except for the property reserved by Masters under Section 1.2 of this Agreement, at the Closing provided for in Article 8, below (the “Closing”), Masters will sell and convey to Buyer, and Buyer will purchase and accept from Masters, all of Masters' interest in the following (collectively the “Assets”):

(A)	the oil, gas and mineral interests and other real property described on Exhibit A (which is attached to and made a part of this Agreement);

(B)
all oil and gas wells, salt water disposal wells, injection wells and other wells and pits located on or attributable to the Property (collectively the “Wells”), including the Wells described on Exhibit B;

(C)
all equipment, including without limitation the workover rig, vehicles, crew boats, work barges and vessels listed on Schedule 1.1 (C) which is attached to and made a part of this Agreement, and all machinery, flowlines, roads, gathering lines, pipelines, pole lines, appurtenances, materials, fixtures, improvements and other personal property located on, used in the operation of or relating to the production, treatment, sale or disposal of hydrocarbons, water or associated substances produced from or attributable to the Property (collectively the “Personal Property”); it should be noted that Schedule 1.1(C) includes not only machinery and equipment located on the leases and the Wells which is owned by Masters but also machinery and equipment which is not owned by Masters but is being used by Masters pursuant to agreements between Masters and the owners thereof, not all of which are necessarily in writing and not all of which are assignable without notice to and/or the consent of the owner thereof. With respect to the rented machinery and equipment that is located on the leases and used in connection therewith, Masters shall assign the same to Buyer; provided, however, that to the extent that any such assignment is in violation of an agreement between Masters and the owner of the machinery and equipment, Buyer will have to make its own arrangements with the owner of such machinery and equipment.

(D)
all hydrocarbons, including natural gas, casinghead gas, drip gasoline, natural gasoline, natural gas liquids, condensate products and crude oil, whether gaseous or liquid, produced from or attributable to the Property or Wells on or after the Effective Date, as defined in Section 1.3 of this Agreement (collectively the “Hydrocarbons”);

(E)
To the extent transferable at no cost or expense to Masters and not in violation of a prior existing contractual limitation as provided in Section 1.2 (K), below, copies (or originals if Masters does not wish to retain the originals of such records) of all of Masters’ geological, geophysical or seismic prospect maps, electric logs, survey maps, geological profiles, geophysical data (including field tapes and all processed versions, synthetics, and all other forms of expression of geophysical data), and geological and geophysical interpretative data, to the extent that the foregoing relate to the Property and are in Masters’ possession;

(F)
all contracts, instruments and orders relating to the Property, Wells, Personal Property and Hydrocarbons (collectively the “Contracts”), described on Exhibit C (which is attached to and made a part of this Agreement);

(G)
all files, records, information and materials relating to the Property, Wells, Personal Property, Hydrocarbons and Contracts owned by or in the possession of Masters which Masters is not prohibited from transferring to Buyer by law or existing contractual relationship (collectively the “Records”).

1.2	Exclusions

Masters excepts and reserves from this Agreement and the transaction contemplated by this Agreement the following (collectively the “Excluded Assets”):

(A)	The oil and gas properties more particularly described on the attached Schedule 1.2(A) which is attached to and made a part of this Agreement;

(B)
all Personal Property owned by Masters Offshore, LLC, and its surface facilities located in the vicinity of the Assets as depicted on the plat attached hereto as Schedule 1.2(B) which is attached to and made a part of this Agreement;

(C)
all of Masters’ reserve estimates, economic analyses, pricing forecasts, legal opinions (other than those related to title to any of the Properties; see Article 5, below) and other analyses relating to the Assets and all information relating to the Assets which Masters considers confidential or protected by attorney-client privilege;

(D)
all rights and claims relating to the Assets, other than rights or claims in connection with gas imbalances, arising, occurring or existing in favor of Masters prior to the Effective Date, including all contract rights, claims, penalties, receivables, revenues, recoupment rights, recovery rights, accounting adjustments, mispayments, erroneous payments, property damage claims, insurance claims, indemnity claims, bond claims and condemnation claims;

(E)
all corporate, financial and tax records of Masters; provided, however, that upon request, Buyer will be entitled to receive copies of all financial and tax records which directly relate to the Assets and which are necessary for Buyer’s ownership, administration or operation of the Assets;

(F)
all claims of Masters for refund of or loss carry forwards with respect to production, windfall profit, severance, ad valorem, income, franchise and all other taxes attributable to the Assets for all periods prior to the Effective Date;

(G)	all amounts due or payable to Masters as adjustments or refunds under any contract affecting the Assets for all periods prior to the Effective Date;

(H)	all amounts due or payable to Masters as adjustments to insurance premiums related to the Assets for all periods prior to the Effective Date;

(I)	all monies, proceeds, accruals, benefits, receipts, credits, income, revenues, security or deposits attributable to the Assets prior to the Effective Date;

(J)	all of Masters’ patents, trade secrets, copyrights, names, marks and logos;

(K)	all computers, hardware, software and software licenses;

(L)	all licensed raw or processed geophysical data and all interpretations of that data which Masters is prohibited from transferring to Buyer by law or existing contractual relationship; and

(M)
the overriding royalties reserved by Masters as part of the consideration for the sale contemplated in this Agreement, as set forth below, and all overriding royalties held by individuals associated with Masters as of the Effective Date.

1.3	Effective Date

The transaction contemplated by this Agreement will be deemed to be effective on October 1, 2006, at 12:00 a.m. Central Standard Time (the “Effective Date”).

1.4	Like-Kind Exchange

(A)
Masters may in its sole discretion dispose of the Assets, or any portion of the Assets, through a transaction that is structured to qualify as a like-kind exchange under Internal Revenue Code § 1031, as amended. Buyer will accommodate Masters in effecting a qualifying like-kind exchange of the Assets. Masters may assign its rights, but not its obligations, under this Agreement, in whole or in part, to effectuate a like-kind exchange. In no event will any like-kind exchange delay the Closing.

(B)
Buyer may, in its sole discretion, at or prior to Closing, create a special purpose entity to purchase all or any portions of the Assets. If Buyer elects to so do, Buyer may assign this Agreement in whole or in part to such special purpose entity, whereupon (1) the term “Buyer” as used in this Agreement shall mean such special purpose entity with the same force and effect as if that special purpose entity were named in, and a signatory to, this Agreement, and (2) Tekoil & Gas, Inc. shall have no further liability or obligation under this Agreement or any of the documents executed and delivered at Closing. In no event will such assignment delay the Closing. Appropriate documents effecting such assignment will be executed by Buyer, Masters and such special purpose entity at or prior to Closing.

2.	PURCHASE PRICE

2.1	Purchase Price

The purchase price for the Assets will be Fifty Million Dollars ($50,000,000) (the “Purchase Price”). The Purchase Price will be paid by Buyer as follows:

(A)
on or before 5:00 p.m. Central Time on the fifth day following the signing of this Agreement, Buyer will pay by Buyer’s check into an interest bearing account (the “Escrow Account”) at Amegy Bank National Association in the names of Masters and Buyer the sum of $1 million, as an earnest money deposit which is non-refundable, except as expressly set forth in this Agreement (the “Deposit”), which shall be distributed at the Closing or upon termination of this Agreement, as further set forth herein (all accrued interest shall be paid to the recipient of the Deposit, and to the extent that the Deposit is applied to the Purchase Price, the accrued interest shall be deemed to reduce the balance of the Purchase Price due at Closing); provided, however, (i) in the event the Deposit is not timely paid, Masters may, at its option, exercised by written notice delivered to Buyer on or before 12:00 noon on the next following business day terminate this Agreement, whereupon neither party shall have any further obligation to the other; and (ii) failure by Masters to timely deliver such notice of termination shall be irrevocably deemed a decision by Masters to extend the deadline for delivery of the Deposit for another three business days;

(B)
at the Closing, Buyer will pay to Masters by wire transfer of the balance of the Purchase Price, as the same may be adjusted under Sections 2.1 (A), 2.2 and 2.3 of this Agreement, subject to any post-closing adjustments; and

(C)
the reservation in Masters (or the prior conveyance to its principals and employees) of an aggregate overriding royalty of 6% of 100% of the production from the leases and units sold to Buyer (the “ORRI”). The ORRI shall be proportionately reduced to the extent that the working interest of Masters in any lease burdened thereby to be conveyed to Buyer is less than 100% or the net revenue interest to which Masters is entitled on any lease to be conveyed to Buyer is less than 80%, i.e. if the working interest of Masters is 60%, not 100% (and the net revenue interest is at least 80% to the 100% working interest), then the ORRI in that lease shall be 60/100 of 6%, or 3.6%. If the net revenue interest is less than 80% to the 100% working interest, then the ORRI shall be reduced proportionately, i.e. if the net revenue interest 75%, then the ORRI shall be reduced by 75/80 x 6%, or 5.625%. If the working interest is less than 100% and the net revenue interest is less than 80%, then the reduction of the overriding royalty shall be implemented for both the working interest and the net revenue interest. In addition, upon written notice by Buyer to the owner or owners of the ORRI that they have received aggregate payments of $20,000,000 and Buyer’s request for assignment thereof (subject to the right of Masters to audit the payments aggregating the sum of $20,000,000), the owners of the ORRI shall convey to Buyer an undivided 2% of 100% overriding royalty so that the owner or owners of the ORRI shall thereafter be reduced to an ORRI entitled to an aggregate of 4% of 100% of the production from the leases and units sold to Buyer, and when the aggregate payments on the ORRI equal $30,000,000 (but not $30 million in addition to the $20 million threshold for the initial reduction of the ORRI; simply an additional $10 million after $20 million has been reached), upon written notice thereof to the owner or owners of the ORRI (and subject to the same right to audit in Masters), the owners of the ORRI shall convey to Buyer an additional undivided 2% of 100% overriding royalty so that the owner or owners of the ORRI shall thereafter be reduced to an aggregate 2% of 100% ORRI, which shall remain constant thereafter. The Owners of the ORRI shall be entitled, upon their written election, to be paid for their respective shares of production from the lands burdened by the ORRI directly by the purchaser of production. In addition, at the election of the owners of the ORRI, they shall be entitled to take the ORRI share of production in kind and to separately market the same; provided, however, to the extent that additional facilities are required for the owners of the ORRI to take their share of production in kind, the owners of the ORRI shall bear the cost and expense of installing such facilities.

2.2	Upward Adjustments to Purchase Price

The Purchase Price will be adjusted upward by the following:

(A)
the value of all oil in storage or transport as of the Effective Date and not previously sold by Masters that is produced from or attributable to the Property or Wells. The value of the oil will be calculated using the contract price in effect as of the Effective Date less applicable taxes and gravity adjustments;

(B)
the amount of all capital expenditures and direct costs, including exploration, production, development, operating, overhead, taxes and other direct costs, relating to the Assets actually paid or incurred by Masters on or after the Effective Date;

(C)
a prorated amount of all prepaid costs, including prepaid utility charges and prepaid ad valorem, property, production, severance and other taxes, relating to the Assets paid or incurred by Masters prior to the Effective Date but attributable to periods on or after the Effective Date;

(D)	the value of the underproduction of all gas attributable to the Assets as of the Effective Date. The value of the gas will be calculated using $5.00 per MCF, less applicable royalties and taxes; and

(E)	any other amount agreed upon by Masters and Buyer in writing.

2.3	Downward Adjustments of Purchase Price

The Purchase Price will be adjusted downward by the following:

(A)	the Deposit received by Masters;

(B)	the proceeds received by Masters on or after the Effective Date which relate to the Assets and are attributable to periods of time from and after the Effective Date;

(C)
a prorated amount of any unpaid taxes, including ad valorem, property, production, severance or other tax, relating to the Assets that are attributable to periods of time prior to the Effective Date. If the tax has not yet been assessed, the amount will be based on the taxes and assessments for the preceding tax year;

(D)	an amount equal to the sum of all Title Defect adjustments and Environmental Defect adjustments under Sections 5.6 and 6.7 of this Agreement;

(E)	the value of the overproduction of all gas attributable to the Assets as of the Effective Date. The value of the gas will be calculated using $5.00 per MCF, less applicable royalties and taxes;

(F)
an amount equal to all proceeds in or attributable to suspense accounts, other than amounts held by Masters as being less than the minimum royalty amount to be paid which Masters will pay prior to the Closing, relating to the Assets and held by Masters; and

(G)	any other amount set out in this Agreement or as agreed upon by Masters and Buyer in writing.

2.4	Allocation of Purchase Price

The Purchase Price will be allocated to the Assets as described in Exhibit D (attached and incorporated into this Agreement). The portion of the Purchase Price allocated to each Asset in Exhibit D will be referred to in this Agreement as the “Allocated Value”.

2.5	Wire Transfer

All amounts to be paid to Masters under this Agreement will be paid by wire transfer to:

Amegy Bank National Association
ABA No. 113011258
Masters Resources LLC
Account No. XXXXXXXX

3.	REPRESENTATIONS AND WARRANTIES

3.1	Masters’ Representations and Warranties

Masters represents and warrants that the following are true and correct on the date of the signing of this Agreement and will be true and correct at the Closing:

(A)	Masters:

(i)	is a limited liability company organized, validly existing and in good standing under the laws of the State of Texas;

(ii)	is qualified to transact business in each jurisdiction where the nature and extent of its business and properties require qualification in order to perform its obligations under this Agreement; and

(iii)	possesses all of the required power and authority to conduct its business, sign and deliver this Agreement and comply with the provisions of this Agreement;

(B)
this Agreement and the transaction contemplated by this Agreement have been authorized by Masters and do not conflict with the provisions of any by-law or other document under which Masters is organized;

(C)
this Agreement has been duly signed and delivered by Masters and constitutes a valid and binding obligation of Masters, enforceable against Masters under its provisions, except as enforceability may be limited by bankruptcy, insolvency or other laws relating to or affecting the enforcement of creditors’ rights;

(D)	Buyer will have no responsibility for any brokers’ or finders’ fees incurred by Masters relating to this Agreement or the transaction contemplated by this Agreement; and

(E)	There are no bankruptcy, reorganization or arrangement proceedings pending, or to the knowledge of Masters, threatened against Masters.

(F)
The execution, delivery, and performance by Masters of this Agreement and the consummation of the transactions contemplated herein will not result in a material default or the creation of any lien or encumbrance or give rise to any right of termination, cancellation, or acceleration under any of the terms, conditions, or provisions of any oil and gas lease, Contract, note, bond, mortgage, indenture, license, or other agreement to which Masters is a party or by which Masters or the Assets may be bound, or violate any order, writ, injunction, judgment, decree, statute, rule, or regulation applicable to Masters or any of the Assets.

(G)
Except as set forth on Schedule 3.1(G), since Masters acquired its ownership of the Assets, there is no suit, action, claim, investigation, or inquiry by any person or entity or by any administrative agency or governmental body (including, without limitation, expropriation or forfeiture proceedings), and no legal, administrative, or arbitration proceedings pending, or to Masters’ knowledge, threatened against Masters or the Assets, or to which Masters is a party, that reasonably may be expected to result in the material impairment of Masters’ title to the Assets, hinder or impede the operation of all or any material portion of the Assets, or have a materially adverse effect upon the Assets or the ability of Masters to consummate the transactions contemplated in this Agreement.

(H)
Except as listed in Schedule 3.1(H), or any other schedule hereto, Masters is not bound by, or subject to any agreement relating to the exploration for, production, transportation, treatment or processing of Hydrocarbons or the creation of any joint venture for such purpose relating to the Properties, pursuant to any agreement or joint venture entered into by Masters while it has held title to the Assets:

(i)  for the sale or lease of any of the Properties; for capital expenditures pertaining to the Properties in excess of an aggregate of $200,000; lease of machinery or equipment or other agreement pertaining to the Properties involving annual payments in excess of $100,000; in the form of a loan agreement, promissory note issued by it, guarantee, subordination or similar type of agreement secured by any of the Properties;

(ii) in the form of a farmout agreement, exploration agreement or other agreement permitting any person or entity to acquire any interest in the Properties.

(I)
That, except as otherwise set forth on Schedule 3.1(I), none of the Properties are subject to a preferential purchase right or third party consent to assignment requirement, the satisfaction of which may be required for Masters to consummate this Agreement or to execute and deliver this Agreement and the Assignment.

(J)
Except as disclosed on Schedule 3.1(J).Masters has not sold, leased, assigned, transferred, abandoned or otherwise directly or indirectly disposed of all or any interest in any of the Assets, forward sold production of Hydrocarbons from the Properties pursuant to any arrangement that does not provide for full payment therefor at the time of production and delivery or directly or indirectly, created, incurred, assumed or suffered to exist any mineral fee interests, overriding royalty and royalty interests, leasehold interests, interests in production or any other interest burdening Masters=s interest in Hydrocarbons produced on the Mortgaged Properties.

(K)
Masters has complied in all material respects with all laws, rules, regulations, ordinances, codes, orders, licenses, and permits relating to the Assets, and Masters is not in receipt of any notice or complaint of violation of any laws, rules, regulations, ordinances, codes, orders, licenses, and permits relating to the Assets. Master has all governmental licenses and permits, and to Masters’ knowledge after exercising reasonable diligence, each of the following statements is true and accurate: Masters has properly made all filings, necessary or appropriate to obtain such licenses or permits and to own and operate the Assets as presently being owned and operated; such licenses, permits, and filings are in full force and effect; Masters has received no notices that a violation exists or has been recorded with respect to any such licenses, permits, or filings; and no proceeding is pending or threatened, which purports to challenge, revoke, or limit any of such licenses, permits, or filings.

(L)
All material reports, studies, written notices from government environmental agencies, tests, analyses, and other documents specifically addressing environmental matters related to Masters’ Properties during the period after Masters acquired each of the Masters’ Properties, and which are in Masters’ possession, will be made available to Buyer for inspection in Masters’ offices during normal business hours.

(M)
To Masters’ knowledge after exercising reasonable diligence, Masters has acquired all permits, licenses, approvals and consents from appropriate local, tribal, state and federal governmental bodies, authorities and agencies necessary to conduct its operations in compliance with all applicable Environmental Laws. For purposes of this Agreement, "Environmental Laws" shall mean any applicable law, rule, regulation, order, injunction or decree of any federal, state or local governmental, regulatory authority, court or arbitration tribunal within the United States relating to pollution or protection of the environment (including ambient air, surface water, ground water, land surface or subsurface strata), including without limitation, laws relating to the spill, placement, leaking, release, discharge, emission, generation, treatment storage or disposal of toxic or hazardous substances (collectively, "Hazardous Substances"). With respect to all Properties as to which Masters serves as the operator, except as disclosed on Schedule 3.1(M), Masters has not presently incurred and none of such Properties are presently subject to, any material liabilities (fixed or contingent) relating to any suit, settlement, judgment, or claims asserted under the Environmental Laws.

(N)
The value of the overproduction or underproduction of all gas attributable to the Assets as of the Effective Date and as of the Closing is less than $50,000 (based upon valuation of the gas using $5.00 per MCF, less applicable royalties and taxes); Masters shall provide a certificate to this effect at the Closing.

(O)
There are no defects or irregularities in title to the Assets which for a period of five years prior to the date of this Agreement have delayed or prevented Masters (or Masters’ predecessors in title, if owned by Masters less than said five years) from receiving its net revenue interest share of the proceeds of production or caused it to bear a share of expenses and costs greater than its working interest share from any unit or Well.

3.2	Buyer’s Representations and Warranties

Buyer represents and warrants that the following are true and correct on the date of the signing of this Agreement and will be true and correct at the Closing:

(A)	Buyer:

(i)	is a corporation organized, validly existing and in good standing under the laws of the State of Delaware ; and

(ii)	possesses all of the required corporate power and authority to conduct its business, sign and deliver this Agreement and comply with the provisions of this Agreement;

(B)	this Agreement and the transaction contemplated by this Agreement have been authorized by Buyer and do not conflict with the provisions of any governing document under which Buyer is organized;

(C)
this Agreement has been signed and delivered by Buyer and constitutes a valid and binding obligation of Buyer, enforceable against Buyer under its provisions, except as enforceability may be limited by bankruptcy, insolvency or other laws relating to or affecting the enforcement of creditors’ rights;

(D)	Buyer has not incurred any liability for brokers’ or finders’ fees relating to this Agreement or the transaction contemplated by this Agreement for which Masters will be responsible;

(E)	There are no bankruptcy, reorganization or arrangement proceedings pending, or to the knowledge of Buyer, threatened against Buyer;

(F)
Buyer currently has available all funds necessary to pay the Purchase Price and any other amounts due under this Agreement. Buyer’s ability to complete the transaction contemplated by this Agreement is not contingent upon its ability to obtain any financing or complete any public or private placement of securities prior to the Closing; and

(G)	Buyer is not purchasing the Assets for resale or distribution within the meaning of any securities law.

4.	COVENANTS AND AGREEMENTS

4.1	Masters’ Covenants and Agreements

Masters covenants and agrees with Buyer that:

(A)
upon the signing of this Agreement and until 5:00 p.m. Central Standard Time on December 1, 2006 (the “Examination Period”), Masters will make available to Buyer and Buyer will have the right to inspect, during normal business hours, at Masters’ offices at 9801 Westheimer, Suite 1070, Houston, Texas 77042, or other place where the Contracts and Records are kept in the ordinary course of business or other place as may be agreed to by the parties, the Contracts and Records. Masters will reasonably cooperate with Buyer during Buyer’s review of the Contracts and Records; provided, however, that Masters will not update any existing abstracts or title opinions relating to the Assets;

(B)
during the Examination Period, Buyer will have the right to enter upon the Assets to conduct such investigation of the Assets that Buyer deems necessary for the preparation of any engineering or other report relating to the Assets or their physical or environmental condition; provided, however, that Buyer’s actions in so doing shall not interfere with the ongoing operation of the Assets, and Buyer shall not conduct any environmental investigation beyond a Phase I examination without Masters’ prior written consent. Masters will reasonably cooperate with Buyer during Buyer’s investigation of the Assets; provided, however, that Masters will not grant Buyer access to the Assets until Buyer provides the insurance coverage under Section 4.2 of this Agreement; and

(C)	during the period subsequent to the signing of this Agreement and prior to the Closing:

(i)	Masters will continue to operate and administer the Assets as a reasonably prudent operator consistent with its past practices;

(ii)
Masters will not sell, lease, encumber or dispose of any Assets, other than the sale of Hydrocarbons in the ordinary course of business, except under existing contracts or commitments or as is otherwise customary in the ordinary course of business;

(iii)
Masters will not undertake any single operation expected to cost in excess of $200,000 without the prior written consent of Buyer, and if Masters intends to undertake any operation expected to cost in excess of $150,000 it will provide Buyer at least ten (10) days’ written notice thereof prior to undertaking the intended operation, unless the operation is required to be performed sooner in order to avoid damage to the Assets or in order to take advantage of a material discount of the cost of the proposed operation; and

(iv)
Masters will not enter into any new service contracts or other contracts encumbering the Assets, or any portion thereof, which will have a term that will survive the Closing (but the Parties acknowledge that it is in their respective best interests that the workover rig included in the Assets be kept actively engaged rather than idle, and Masters will continue its endeavors to maintain a consistent level of activity for this rig and its personnel).

(D)
Masters will protect and hold Buyer harmless from and against any final and non-appealable judgment rendered in that certain litigation matter styled [insert style of case] (the “Litigation”), including the costs and expenses of defending the same, and at the closing the sum of $1 million shall be deposited by Masters and Buyer into the Escrow Account, to guarantee the performance by Masters of this obligation so that upon the dismissal of the Litigation without recourse against Masters, or upon Masters’ payment of any judgment taken against it, or Masters’ payment in settlement of the claims against it arising out of the Litigation, then the portion of the Purchase Price withheld by Buyer shall be paid to Masters; and if Masters fails to meet the obligation imposed by this section of this Agreement so that claims are asserted against Buyer, then the portion of the Purchase Price so withheld by Buyer shall be paid to Buyer; provided, however, the payment to Buyer of such withheld portion of the Purchase Price shall not release or affect in any manner, the obligations of Masters set out above in this Section 4.1 (D) or the rights of Buyer to exercise such remedies against Masters as may be authorized by applicable law in the event Masters, or either of them, fail to perform their obligations set out in Section 4.1(D).

(E)
During the Examination Period Buyer shall be provided access to the field employees of Masters in order to develop data regarding which of such employees, if any, should be hired by Buyer following the Closing; provided, however, that this privilege shall not be deemed to include the office administrative or professional staff of Masters.

4.2	Buyer’s Covenants and Agreements

Buyer covenants and agrees with Masters that:

(A)	Buyer will carry all insurance required by the laws where the Assets are located. Buyer will also carry the following:

(i)	Worker’s Compensation Insurance and Employer’s Liability Insurance with at least $1,000,000 coverage per accident;

(ii)	Comprehensive General Liability Insurance with at least $1,000,000 coverage per accident;

(iii)	Comprehensive Automobile Insurance and Property Damage Insurance with at least $1,000,000 coverage per accident; and

(iv)	Excess Liability Insurance with at least $10,000,000 coverage per accident;

(B)	Buyer will name Masters as an additional insured under each insurance policy that Buyer is required to carry under Section 4.2(A) of this Agreement; and

(C)
BUYER WILL INDEMNIFY MASTERS, ITS OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS AND HOLD THEM HARMLESS FOR ALL EXPENSES, SETTLEMENTS, JUDGMENTS, DAMAGE AWARDS, COURT COSTS, INTEREST AND ATTORNEY’S FEES ARISING OUT OF ANY LIEN OR OTHER ENCUMBRANCE FOR LABOR OR MATERIALS FURNISHED IN CONNECTION WITH ANY INVESTIGATION OR OTHER STUDY BUYER MAY CONDUCT WITH RESPECT TO THE ASSETS, OR ARISING OUT OF ANY INJURY TO OR DEATH OF ANY PERSON OR DAMAGE TO ANY PROPERTY OCCURRING IN, ON OR ABOUT THE ASSETS DURING ANY OF BUYER’S ACTIVITIES ON THE ASSETS PURSUANT TO THIS AGREEMENT WITHOUT REGARD TO THE CONTRIBUTORY NEGLIGENCE OF MASTERS OR ITS SUBCONTRACTORS, EXCEPT FOR THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF MASTERS OR ITS SUBCONTRACTORS.

(D)
As of the Closing, Buyer will have made its own independent investigation of the Properties to the extent necessary to verify the truth and accuracy of the materials, documents, and other information provided to Buyer by Masters.

(E)	As of the Closing, Buyer will have qualified to do business in the State of Texas as a foreign corporation.

(F)	Buyer shall not endeavor to hire away any of the office administrative or professional staff of Masters.

5.	TITLE MATTERS; CASUALTY LOSSES

Masters shall make available to Buyer copies of all title opinions in the possession of Masters which are related to the Properties. Buyer shall have the right to review the same and to utilize the same in the determination of whether any Title Defects, as defined below, may affect the Properties; provided, however, that Buyer acknowledges that it is not entitled to rely on any such opinion, to its detriment, insofar as any such reliance might otherwise serve to create any claim or cause of action in Buyer in the event that the opinion relied upon is in error.

5.1	Title Defect Defined

“Title Defect” means any defect or deficiency in record title ownership of the Assets, except for Permitted Encumbrances as defined in Section 5.2 of this Agreement, which in Buyer's reasonable opinion may:

(A)	create a lien, claim, encumbrance, restriction or other obligation adversely affecting the ownership, operation, use or enjoyment of the interest of Masters in the Assets; and

(B)
has a Material Adverse Effect, as defined under this Section, on the ownership, operation, use or enjoyment of the Assets on or after the Effective Date. “Material Adverse Effect” means any fact, condition or circumstance having a value of greater than $100,000.

5.2	Permitted Encumbrances Defined

“Permitted Encumbrance” means:

(A)
lessor’s royalties, non-participating royalties, overriding royalties, division orders and sales contracts containing customary terms and provisions covering oil, gas or other associated liquefied or gaseous hydrocarbons, reversionary interests and similar burdens;

(B)
preferential rights to purchase with respect to which prior to the Closing waivers are obtained from the appropriate parties or the appropriate time period for asserting those rights have expired without an exercise of those rights;

(C)
third party consents to assignment to the extent only that such consents are customarily obtained after Closing, including rights to consent by, required notices to, filings with or other actions required by governmental entities in connection with the transaction contemplated by this Agreement;

(D)
liens for taxes or assessments not yet due or delinquent, or if delinquent, that are being contested in good faith in the normal course of business and for which an appropriate reserve has been established;

(E)	conventional rights of reassignment requiring notice to the holders of those rights;

(F)	Title Defects that Buyer may have waived in writing;

(G)
easements, road-use agreements, rights-of-way, servitudes, permits, surface leases and other rights with respect to surface operations as long as the rights do not have a Material Adverse Effect on the Assets and do not otherwise impair the ownership, operation, use or value of the Assets on or after the Effective Date;

(H)	zoning, planning and environmental laws and regulations to the extent they are valid and applicable to the Assets and do not have a Material Adverse Effect on the Assets;

(I)
vendors’, carriers’, warehousemen’s, repairmen’s, mechanics’, workmen’s, materialmen’s, construction and other liens arising by operation of law in the ordinary course of business or incident to the construction or improvement of any property whose underlying obligations are not yet due;

(J)
defects, irregularities and deficiencies in title which in the aggregate do not have a Material Adverse Effect on the Assets and do not otherwise impair the ownership, operation, use or value of the Assets on or after the Effective Date; and

(K)	farmouts, areas of mutual interest, participation agreements and other exploration agreements relating to the Assets.

5.3	Notice of Title Defect

Buyer must notify Masters in writing (the “Notice of Title Defect”) of any matter Buyer reasonably considers to be a Title Defect. The Notice of Title Defect must be received by Masters by 5:00 p.m. Central Standard Time on the last day of the Examination Period (the “Title Defect Notice Date”). The Notice of Title Defect must include:

(A)	a specific description of the matter Buyer asserts as a Title Defect;

(B)	a specific description of the Assets affected by the Title Defect;

(C)	the Allocated Value of the Assets affected by the Title Defect;

(D)
Buyer’s calculation of the amount by which the Title Defect has diminished the Allocated Value of the Assets, which shall be determined by Buyer in good faith and in a commercially reasonable manner (the “Value Impairment”); and

(E)	reasonable documentation supporting the Title Defect.

5.4	Waiver of Title Defect

Buyer will be deemed to have waived:

(A)	all Title Defects if Masters does not receive a Notice of Title Defect by the Title Defect Notice Date;

(B)	any Title Defect which Buyer fails to assert in the Notice of Title Defect; and

(C)	any Title Defect which Buyer accepts or assumes in completing the transaction contemplated by this Agreement.

5.5	Title Defect Threshold Amount

Buyer will not be entitled to an adjustment of the Purchase Price until the aggregate of the Value Impairment of all Title Defects is greater than 5% of the Purchase Price (the “Title Defect Threshold Amount”). If the aggregate of the Value Impairments of all Title Defects exceed the Title Defect Threshold Amount, Buyer will be entitled to an adjustment of the Purchase Price for the entirety of the Value Impairments of all Title Defects. If the aggregate of the Value Impairments of all Title Defects are greater than 20% of the Purchase Price, Masters shall have the right, at its sole election, to cure the same or to terminate this Agreement and return the Deposit. In like manner, if the aggregate of the Value Impairments of all Title Defects are greater than 20% of the Purchase Price, Buyer shall have the right, at its sole election, to cause Masters to cure the same at its expense or to terminate this Agreement and receive a return of the Deposit.

5.6	Remedies for Title Defects

Subject to Section 5.5 of this Agreement, the Assets affected by a Title Defect will be removed from the transaction contemplated by this Agreement and the Purchase Price will be reduced by an amount equal to the Allocated Value of those Assets unless prior to the Closing:

(A)	the Title Defect has been cured;

(B)	Buyer agrees to waive the applicable Title Defect and purchase the affected Assets;

(C)	Masters agrees to indemnify Buyer and hold Buyer harmless for all expenses, settlements, judgments, court costs, interest and attorney’s fees incurred by Buyer as a result of the Title Defect; or

(D)	Buyer and Masters agree to the amount Value Impairment of the affected Assets and the Purchase Price is reduced by this amount under Section 2.3 of this Agreement.

5.7	Curing Title Defects after Closing

If any of the Assets are removed from the transaction contemplated by this Agreement in accordance with Section 5.6 of this Agreement, Masters will have 90 days following the Closing to cure the Title Defect. If the Title Defect is cured by Masters during this 90 day period, Masters will convey the affected Assets to Buyer for the amount by which the Purchase Price was reduced on account of the Title Defect. If the Title Defect is not cured within this 90 day period, Masters will retain the affected Assets and the parties will have no other obligation or liability under this Agreement with respect to those Assets.

5.8	Preferential Rights to Purchase

The transaction contemplated by this Agreement may be subject to various preferential rights to purchase. Masters will use all reasonable efforts to notify all third parties with a preferential right of the transaction contemplated by this Agreement. If a third party exercises an applicable preferential right prior to the Closing or refuses to waive an applicable preferential right and the appropriate time period for asserting those rights has not expired prior to the Closing, the exercised or unwaived preferential right will be a Title Defect as to the affected Assets and will be subject to all provisions of this Agreement dealing with Title Defects except for Sections 5.3, 5.4 and 5.5 of this Agreement. Buyer will reasonably cooperate with Seller in obtaining waivers of any preferential rights to purchase the Assets.

5.9	Consents to Assignment

The transaction contemplated by this Agreement may be subject to various forms of consents to assignment. Masters will use all reasonable efforts to identify the appropriate parties, other than governmental entities, who have the right to consent to an assignment of the Assets after Closing. Masters will be responsible for obtaining all necessary consents prior to the Closing, except those consents of governmental authorities to the transfer of title to state leases included in the Assets that are customarily obtained after Closing. At the Closing Buyer shall provide confirmation that it has taken all reasonably necessary steps to comply with the requirements for it to qualify as the owner of leases granted by the State of Texas so that there is no impediment to its receiving the title to the Assets to be conveyed to it at the Closing.

5.10	Casualty Losses

If subsequent to the signing of this Agreement and prior to the Closing, any material portion of the Assets are damaged or destroyed by fire, flood, storm or other casualty, are taken in condemnation or under the right of eminent domain or proceedings for those purposes are pending or threatened (collectively the “Casualty”), the following shall apply:

(A)
If the estimated amount of the damages caused by the Casualty is less than $2.5 million, Masters agrees to make all repairs and/or replace all damages items so that the Assets are returned to their condition prior to the Casualty, and Buyer will purchase the Assets notwithstanding the Casualty and the Purchase Price will not be adjusted; or

(B)
If the estimated amount of the damages caused by the Casualty exceeds $2.5 million but the damages are estimated to be less than $10 million, then the Purchase Price shall be reduced by the estimated amount of the damages less any insurance proceeds actually received by Masters through the date of Closing, and Buyer will purchase the Assets notwithstanding the Casualty, and at the Closing Masters will pay to Buyer the aggregate of all insurance proceeds actually received by Masters through the date of Closing; Masters will not voluntarily compromise, settle or adjust any amounts payable by reason of the Casualty without first obtaining the written consent of Buyer; or

(C)
If the estimated amount of the damages caused by the Casualty exceeds $10 million, either of the Parties may elect to terminate this Agreement, in which event Buyer shall not be obligated to purchase and Masters shall not be obligated to sell the Assets, and the Deposit shall be returned to Buyer.

For purposes of this Section 5.10, “estimated amount” shall mean the amount estimated by a third party acceptable to both Masters and Buyer.

5.11	Assumption of Risk of Title Defects

Buyer acknowledges that:

(A)	it has entered into this Agreement on the basis of its own investigation of the condition of the Assets; and

(B)
at the Closing, BUYER WILL ACQUIRE THE ASSETS “AS IS, WHERE IS.” EXCEPT FOR MASTERS SPECIAL WARRANTY OF TITLE, MASTERS MAKES NO WARRANTY OR REPRESENTATION OF ANY KIND, INCLUDING WARRANTY OF MERCHANTABILITY OR WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, AS TO THE ASSETS. MASTERS MAKES NO WARRANTY OR REPRESENTATION OF ANY KIND AS TO THE ACCURACY OR COMPLETENESS OF ANY DATA, INFORMATION OR MATERIAL FURNISHED TO BUYER IN CONNECTION WITH THE ASSETS, THE QUALITY OR QUANTITY OF HYDROCARBON RESERVES ATTRIBUTABLE TO THE ASSETS OR THE ABILITY OF THE ASSETS TO PRODUCE HYDROCARBONS. MASTERS MAKES NO WARRANTY OR REPRESENTATION OF ANY KIND THAT THE ASSETS ARE IN COMPLIANCE WITH THE LAWS, RULES, ORDERS AND REGULATIONS APPLICABLE TO THE ASSETS.

6.	ENVIRONMENTAL MATTERS

6.1	Material Contamination Defined

“Material Contamination” means the violation of existing federal, state or local laws, regulations or common law principles applicable to the environmental condition of the Assets which:

(A)
if prosecution or clean up action was instituted by a governmental agency because of the violation, the prosecution would likely result in a criminal penalty, civil fine or damage assessment, or the removal or remediation of the contamination from the Assets, in an amount or at a cost greater than $50,000, based upon the estimate of a third party acceptable to both Masters and Buyer; and

(B)	the contamination was not observable during Buyer’s pre-offer visits to the Property or pre-offer inspection of the Assets.

6.2	Material Defect Defined

“Material Defect” means any environmental condition that if prosecution or clean up action was instituted by a governmental agency because of the violation, the prosecution would likely result in a criminal penalty, civil fine or damage assessment, or the removal or remediation of the contamination from the Assets, in an amount or at a cost greater than $50,000 on or after the Effective Date, based upon the estimate of a third party acceptable to both Masters and Buyer.

6.3	Environmental Defect Defined

“Environmental Defect” means any Material Defect or Material Contamination.

6.4	Notice of Environmental Defect

Buyer must notify Masters in writing (the “Notice of Environmental Defect”) of any matter Buyer reasonably considers to be an Environmental Defect. The Notice of Environmental Defect must be received by Masters by 5:00 p.m. Central Standard Time on the last day of the Examination Period (the “Environmental Defect Notice Date”). The Notice of Environmental Defect must include:

(A)	a detailed description of the matter Buyer asserts as an Environmental Defect;

(B)	a detailed description of the Assets that are affected by the Environmental Defect;

(C)	Buyer’s calculation of the Material Defect or Material Contamination (the “Value Impairment”). This amount is to be determined by Buyer in good faith and in a commercially reasonable manner; and

(D)	reasonable supporting documentation of the Environmental Defect.

6.5	Waiver of Environmental Defect

Buyer will be deemed to have waived:

(A)	all Environmental Defects if Masters does not receive a Notice of Environmental Defect by the Environmental Defect Notice Date;

(B)	any Environmental Defect which Buyer fails to assert in the Notice of Environmental Defect; and

(C)	any Environmental Defect which Buyer accepts or assumes in completing the transaction contemplated by this Agreement.

6.6	Environmental Defect Threshold Amount and Purchase Price Adjustment for Environmental Defects.

Buyer will not be entitled to an adjustment of the Purchase Price until the aggregate of the Value Impairment attributable to the Environmental Defects is greater than 5% of the Purchase Price (the “Environmental Defect Threshold Amount”). If the aggregate of the Value Impairments of all Environmental Defects exceed the Environmental Defect Threshold Amount, Buyer will be entitled to an adjustment of the Purchase Price for the entirety of the Value Impairments of all Environmental Defects. If the aggregate of the Value Impairments of all Environmental Defects are greater than 20% of the Purchase Price, Masters shall have the right, at its sole election, to cure the same or to terminate this Agreement and return the Deposit. In like manner, if the aggregate of the Value Impairments of all Environmental Defects are greater than 20% of the Purchase Price, Buyer shall have the right, at its sole election, to cause Masters to cure the same at its expense or to terminate this Agreement a recover the Deposit.

6.7	Intentionally Deleted.

6.8	Intentionally Deleted.

6.9	Assumption of Risk of Environmental Defects

Buyer acknowledges that:

(A)
the Assets have been used for oil and gas drilling and producing operations, related oilfield operations and possibly the storage and disposal of waste materials or hazardous substances. Physical changes in the Assets may have occurred as a result of these uses. The Assets include buried pipelines and other buried equipment and materials. The location of these Assets may not now be within the knowledge of Masters’ current employees, easily determined by an examination of Masters’ records or readily apparent by a physical inspection of the Property. Buyer understands that Masters does not have the requisite information with which to determine the exact nature or condition of these Assets nor the effect any of these uses may have had on the physical condition of these Assets;

(B)	it has entered into this Agreement on the basis of its own investigation of the physical condition of the Assets, including subsurface conditions;

(C)	the Assets have been used in the manner and for the purposes described in Section 6.9(A) of this Agreement and that physical changes to the Assets may have occurred as a result of those uses;

(D)
low levels of naturally occurring radioactive material (“NORM”) may be present in or on the Assets. NORM is a natural phenomena associated with many oil fields in the United States and throughout the world. Buyer should make its own determination as to whether NORM exists in or on the Assets; and

(E)
at the Closing, BUYER WILL ACQUIRE THE ASSETS “AS IS, WHERE IS.” BUYER WILL ASSUME THE RISK THAT THE ASSETS MAY CONTAIN WASTE MATERIALS, CONTAMINANTS OR OTHER HAZARDOUS SUBSTANCES AND THAT ADVERSE PHYSICAL CONDITIONS, INCLUDING THE PRESENCE OF WASTE MATERIALS, CONTAMINANTS OR OTHER HAZARDOUS SUBSTANCES OR THE PRESENCE OF UNKNOWN ABANDONED OR UNABANDONED OIL AND GAS WELLS, WATER WELLS, SUMPS OR PIPELINES OR OTHER ENVIRONMENTAL DEFECTS, MAY EXIST IN OR ON THE ASSETS WHICH WERE NOT REVEALED BY BUYER’S INVESTIGATION. MASTERS MAKES NO WARRANTY OR REPRESENTATION OF ANY KIND THAT THE ASSETS ARE IN COMPLIANCE WITH THE ENVIRONMENTAL LAWS, RULES, ORDERS AND REGULATIONS APPLICABLE TO THE ASSETS. ALL ENVIRONMENTAL RESPONSIBILITY AND LIABILITY RELATED TO THE ASSETS WILL BE TRANSFERRED FROM MASTERS TO BUYER.

7.	PRE-CLOSING AND CONDITIONS TO CLOSING

7.1	Preliminary Settlement Statement

No later than five (5) days prior to the Closing, Masters will deliver to Buyer a preliminary settlement statement reconciling any adjustments to the Purchase Price. The parties will use their best efforts to agree on the preliminary settlement statement no later than two (2) days prior to the Closing. If the parties are unable to resolve any differences in the preliminary settlement statement, Masters’ preliminary settlement statement will be used for the Closing.

7.2	Masters’ Conditions to Closing

The obligation of Masters to proceed with the Closing is subject to the following:

(A)	all representations and warranties made by Buyer in this Agreement will be true and correct in all material respects at the Closing;

(B)	Buyer will have performed and satisfied all provisions of this Agreement required to be performed or complied with by Buyer prior to the Closing;

(C)
no action or proceeding by or before any governmental agency will have been instituted or threatened, and not subsequently dismissed, settled or otherwise terminated, which might restrain, prohibit or invalidate the transaction contemplated by this Agreement;

(D)
the aggregate sum of all Title Defect adjustments under Section 5.6 of this Agreement do not exceed 20% of the Purchase Price or Environmental Defect adjustments under Section 6.7(D) of this Agreement do not exceed 20% of the Purchase Price or any combination of the two exceeds 20% of the Purchase Price; and

(E)
all necessary filings and notifications, if any, under the HSR Act, as defined in Section 11.4 of this Agreement, will have been made and the waiting period under the HSR Act will have expired or been terminated.

7.3	Buyer’s Conditions to Closing

The obligation of Buyer to proceed with the Closing is subject to the following:

(A)	all representations and warranties made by Masters in this Agreement will be true and correct in all material respects at the Closing;

(B)	Masters will have performed and satisfied all provisions of this Agreement required to be performed or complied with by Masters prior to the Closing;

(C)
no action or proceeding by or before any governmental agency will have been instituted or threatened, and not subsequently dismissed, settled or otherwise terminated, which might restrain, prohibit or invalidate the transaction contemplated by this Agreement;

(D)
the aggregate sum of all Title Defect adjustments under Section 5.6 of this Agreement and Environmental Defect adjustments under Section 6.7(D) of this Agreement do not exceed 20% of the Purchase Price; and

(E)	all necessary filings and notifications, if any, under the HSR Act will have been made and the waiting period under the HSR Act will have expired or been terminated.

8.	CLOSING

8.1	Date, Time and Place of Closing

Unless the parties agree otherwise in writing and subject to the provisions in this Agreement, the completion of the transaction contemplated by this Agreement (the “Closing”) will be held on December 11, 2006, at 10:00 a.m. Central Standard Time (or such earlier date or time as the parties may agree). The Closing will be held at the offices of Masters as set forth in the opening paragraph of this Agreement. Upon the written agreement of both parties, the Closing may be extended until January 15, 2007, but no later.

8.2	Masters’ Closing Obligations

At the Closing, Masters will deliver to Buyer the following:

(A)	a signed and acknowledged assignment and bill of sale that is substantially in the same form as Exhibit E (attached and incorporated into this Agreement);

(B)	a signed and acknowledged deed that is substantially in the same form as Exhibit F (attached and incorporated into this Agreement);

(C)	signed and acknowledged transfer orders, or signed letters in lieu of transfer orders, directing all purchasers of production from or attributable to the Assets to make payment to Buyer;

(D)	all necessary change of operator forms; and

(E)	all other documents that are reasonably necessary to convey Masters’ entire interest in the Assets to Buyer.

8.3	Buyer’s Closing Obligations

At the Closing, Buyer will deliver to Masters the balance of the Purchase Price.

9.	POST-CLOSING AND OBLIGATIONS AFTER CLOSING

9.1	Final Settlement Statement

No later than 180 days after the Closing, Masters will deliver to Buyer a final settlement statement reconciling any adjustments to the Purchase Price, including any outstanding joint interest billings owed by either party or its affiliates to the other party or its affiliates, irrespective of whether the billings are related to the Assets. The parties will use their best efforts to agree on the final settlement statement. If within 30 days after Buyer receives the final settlement statement the parties are unable to agree on the final accounting, then the accounting firm of Ernst & Young will make a determination regarding the final accounting. The determination by Ernst & Young will be final and binding upon Masters and Buyer. Final settlement will be made no later than 15 days after the parties’ agreement on the final settlement statement or a final determination is rendered by Ernst & Young. The fees charged by Ernst & Young for services rendered under this Section will be paid 50% by Masters and 50% by Buyer.

9.2	Additional Proceeds and Expenses After Final Settlement

After final settlement has been made, if additional proceeds are received by or expenses paid by either Masters or Buyer for or on behalf of the other which relate to the Assets, settlement of those proceeds or expenses will be made by invoicing the other party for the expenses paid or remitting to the other party any proceeds received within 30 days after receipt of the invoice or funds.

9.3	Transfer of Operations

Except as provided under Section 9.4 of this Agreement, immediately after the Closing, Buyer will take possession of the Assets, where they are located, and assume operation of the Assets. Masters and Buyer will cooperate with each other and use all reasonable efforts to accomplish the transfer of operation of the Assets from Masters to Buyer. Masters will make available to Buyer for a period not to extend beyond December 31, 2006, such professional and administrative personnel as Buyer may request in order to assist Buyer with the transition for taking over operations of the Assets. Buyer agrees to compensate Masters in accordance with the schedule of fees and rates attached to this Agreement as Schedule 9.3 for the time devoted to its operations by Masters personnel.

9.4	Delivery of Contracts and Records

Within five days after the Closing, Masters will deliver to Buyer, at Buyer’s expense, the originals of the Contracts and Records. Buyer will retain and make available to Masters for 7 calendar years following the Closing, in Buyer’s office during normal business hours, the Contracts and Records.

9.5	Recording and Filing

Buyer will be solely responsible for the filing and recording of all instruments relating to the Assets and the filing of all necessary forms, declarations and bonds with federal and state agencies relating to its assumption of the operations of the Assets. Buyer will promptly provide Masters, at no cost, copies of the recorded instruments and approved filings.

9.6	Apportionment of Credits and Payment Obligations

All credits and payment obligations associated with the Assets, including royalties, lease rentals and other forms of contractual payments, will be apportioned between Masters and Buyer as of the Effective Date. Masters will be responsible for all credits and payment obligations attributable to periods prior to the Effective Date and Buyer will be responsible for all credits and payment obligations attributable to periods on and after the Effective Date.

9.7	Apportionment of Funds of Third Parties

Despite anything in Section 9.6 of this Agreement to the contrary, at the Closing, Masters will deliver to Buyer, through an adjustment of the Purchase Price under Section 2.3(F) of this Agreement, all funds representing the value or proceeds of production removed or sold from the Assets attributable to the interest of third parties, other than amounts held by Masters as being less than the minimum royalty amount to be paid which Masters will pay prior to the Closing, and held by Masters in accounts from which payments have been suspended. Buyer will be solely responsible for the proper distribution of these funds after receiving them from Masters, including all obligations to identify and locate the persons or entities entitled to the funds and to report and escheat the funds.

9.8	Apportionment of Real Estate, Personal Property and Other Taxes

All real estate, occupation, ad valorem, personal property, excise, production, severance, gross receipts, conservation and other similar taxes and charges associated with the Assets will be apportioned between Masters and Buyer as of the Effective Date. Masters will pay all taxes and charges attributable to periods prior to the Effective Date and Buyer will pay all taxes and charges attributable to periods on and after the Effective Date. If Buyer pays additional taxes or charges which are assessed upon or levied against any of the Assets after the Closing with respect to any periods prior to the Effective Date, Masters will reimburse Buyer the amount of the additional taxes or charges upon presentation of a receipt, if those taxes or charges were not credited to Buyer in calculating adjustments to the Purchase Price under Section 2.3 of this Agreement. If Masters elects to challenge the validity of the assessment or levy, Buyer will cooperate with Masters in the challenge at no expense to Masters.

9.9	Sales, Use and Transfer Tax

The Purchase Price does not include any sales, use or transfer taxes that may be imposed in connection with the transaction contemplated by this Agreement. After the Closing, Buyer will pay to the appropriate taxing authority all sales, use, transfer and other similar taxes and all recording and transfer fees due as result of Masters’ sale of the Assets to Buyer. Masters will reasonably cooperate with Buyer in demonstrating that the requirements for an isolated or occasional sale or any other sales tax exemption have been met.

9.10	Signs

Within 30 days after the Closing, Buyer, at its own expense, will remove all references to Masters, including its name and logo and those of its predecessors, from all signs and placards on the Property which identify or indicate Masters’ prior ownership of the Assets.

9.11	Further Assurances

After the Closing, Masters and Buyer will sign, acknowledge and deliver any instrument or take any other action as may be necessary to carry out their obligations under this Agreement.

9.12	Compliance

After the Closing, Buyer will comply in all material respects with all laws, rules, regulations, ordinances, codes, orders, licenses, and permits relating to the Assets. Buyer will acquire licenses, approvals and consents from appropriate local, tribal, state and federal governmental bodies, authorities and agencies known to Buyer to be necessary to conduct its operations in compliance with all applicable Environmental Laws, and to Buyer’s knowledge each of the following statements shall be true and accurate: Buyer will have properly made all filings, necessary or appropriate to obtain such licenses or permits and to own and operate the Assets; and such licenses, permits, and filings shall be in full force and effect.

9.13	Indemnification and Assumption of Obligations

AFTER THE CLOSING, BUYER WILL ASSUME FULL RESPONSIBILITY FOR THE ASSETS, INCLUDING ALL OPERATIONS, ROYALTY PAYMENTS, RENTAL PAYMENTS, SUSPENSE ACCOUNTS AND ALL ACCOUNTING AND REPORTING RELATING TO THE ASSETS FOR ALL PERIODS, AND WILL INDEMNIFY MASTERS, ITS OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS AND HOLD THEM HARMLESS FOR ALL EXPENSES, SETTLEMENTS, JUDGMENTS, COURT COSTS, INTEREST AND ATTORNEY’S FEES ARISING BEFORE, ON OR AFTER THE CLOSING WHICH RELATE IN ANY WAY TO THE ASSETS, INCLUDING THE PLUGGING AND ABANDONMENT OF EXISTING WELLS, LIABILITY FOR PREVIOUSLY PLUGGED AND ABANDONED WELLS, THE RESTORATION OF THE SURFACE OF THE PROPERTY AS MAY BE REQUIRED UNDER ANY APPLICABLE LEASE OR AS MAY BE REQUIRED BY ANY FEDERAL, STATE OR LOCAL AGENCY AND THE REMOVAL OF OR FAILURE TO REMOVE ANY SUMPS, FOUNDATION, STRUCTURES OR EQUIPMENT FROM THE PROPERTY.

9.14	Indemnification and Assumption of Environmental Risks

AFTER THE CLOSING, BUYER WILL BE FULLY RESPONSIBLE FOR AND WILL INDEMNIFY MASTERS, ITS OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS AND HOLD THEM HARMLESS FOR ALL EXPENSES, SETTLEMENTS, JUDGMENTS, COURT COSTS, INTEREST AND ATTORNEY’S FEES CAUSED BY OR ARISING OUT OF ANY CURRENT OR SUBSEQUENTLY ENACTED FEDERAL, STATE OR LOCAL LAW, RULE, ORDER OR REGULATION, APPLICABLE TO ANY WASTE MATERIAL OR HAZARDOUS SUBSTANCES ON OR INCLUDED WITH THE ASSETS OR THE PRESENCE, DISPOSAL, RELEASE OR THREATENED RELEASE OF ALL WASTE MATERIAL OR HAZARDOUS SUBSTANCE FROM THE ASSETS INTO THE ATMOSPHERE OR INTO OR UPON LAND OR ANY WATER COURSE OR BODY OF WATER, INCLUDING GROUND WATER, OR DISPOSAL OF ANY WASTE MATERIAL OR HAZARDOUS SUBSTANCES ON OR INCLUDED WITH THE ASSETS, WHETHER OR NOT ATTRIBUTABLE TO MASTERS’ ACTIVITIES OR OWNERSHIP OR THE ACTIVITIES OF MASTERS’ OFFICERS, DIRECTORS, EMPLOYEES OR AGENTS OR TO THE ACTIVITIES OF THIRD PARTIES, REGARDLESS OF WHETHER OR NOT MASTERS WAS OR IS AWARE OF THE ACTIVITIES, PRIOR TO, DURING OR AFTER THE PERIOD OF MASTERS’ OWNERSHIP OF THE ASSETS. THIS ASSUMPTION OF RESPONSIBILITY AND INDEMNIFICATION WILL APPLY TO LIABILITY FOR ANY ENVIRONMENTAL RESPONSE ACTIONS BROUGHT UNDER THE COMPREHENSIVE ENVIRONMENTAL RESPONSE COMPENSATION AND LIABILITY ACT OR ANY OTHER FEDERAL, STATE OR LOCAL LAW.

10.	TERMINATION OR BREACH OF AGREEMENT

10.1	Termination

This Agreement and the transaction contemplated by this Agreement may be terminated:

(A)	by Masters pursuant to Section 5.5 or if any of the conditions under Section 7.2 of this Agreement are not satisfied in all material respects or waived as of the Closing;

(B)	by Buyer if any of the conditions under Section 7.3 of this Agreement are not satisfied in all material respects or waived as of the Closing; or

(C)	at any time by the written agreement of the parties.

10.2	Liability Upon Termination

(A)	If this Agreement is terminated under Section 10.1(A) of this Agreement, Masters will have no liability under this Agreement to Buyer, except as otherwise provided in this Agreement.

(B)
If this Agreement is terminated under Section 10.1(B) of this Agreement, Masters will refund the Deposit to Buyer, and Buyer will have no liability under this Agreement to Masters, except as otherwise provided in this Agreement.

(C)
If this Agreement is terminated under Section 10.1(C) of this Agreement, neither party will have any further right, duty to or claim against the other party under this Agreement, except as otherwise provided in this Agreement, and Masters shall be entitled to retain the Deposit.

10.3	Liquidated Damages

IF THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT IS NOT COMPLETED BY THE CLOSING BY REASON OF MATERIAL BREACH OR DEFAULT OR FAILURE TO PROCEED BY BUYER, EXCEPT UNDER SECTION 10.1(B) OF THIS AGREEMENT, MASTERS WILL, IN CONSIDERATION OF HOLDING THE ASSETS OFF THE MARKET AND REFRAINING FROM DEALING WITH OTHERS CONCERNING THE ASSETS AND AS LIQUIDATED DAMAGES IN LIEU OF ALL OTHER DAMAGES, AND AS MASTERS’ SOLE REMEDY, RETAIN THE DEPOSIT. THE EXTENT OF DAMAGES TO MASTERS OCCASIONED BY MATERIAL BREACH OR DEFAULT OR FAILURE TO PROCEED BY BUYER WILL BE IMPOSSIBLE OR EXTREMELY IMPRACTICABLE TO ASCERTAIN AND THE DEPOSIT IS A FAIR AND REASONABLE ESTIMATE OF MASTERS’ DAMAGES UNDER THE CIRCUMSTANCES.

10.4	No Limitation on Remedies

Except as provided in Sections 10.2 and 10.3 of this Agreement, nothing contained in this Agreement will limit either party’s legal or equitable remedies in the event of a breach of this Agreement.

11.	MISCELLANEOUS PROVISIONS

11.1	Costs

Except as otherwise provided in this Agreement, all costs incurred by Masters or Buyer relating to this Agreement will be paid by the party incurring the debt.

11.2	Notices

All notices and communications to be given under this Agreement will be in writing and will be delivered in person, faxed with receipt acknowledged or mailed by certified mail, postage prepaid, to the party at the address listed below. Either party may, by written notice to the other party, change the address or individual to which delivery will be made under this Section.

Masters	Buyer
Masters Resources, LLC	Tekoil & Gas Corporation
Attn: Mr. Cris Garcia	Attn: Mr. Mark Western
9801 Westheimer, Suite 1070	5036 Dr. Phillips Blvd., Suite 232
Houston, Texas 77042	Orlando, Florida 32819
Facsimile: 832/252-1805	Facsimile: 407/352-8709

11.3	Press Releases

Except as to information required to be disclosed under the laws, rules or regulations of any governmental agency or stock exchange, prior to making any press release or other public announcement concerning this Agreement, the parties will consult with each other and use their best efforts to agree upon the text of the press release or announcement.

11.4	Antitrust Laws

If this Agreement is subject to Title II of the Hart-Scott-Rodino Antitrust Improvement Act of 1976 (the “HSR Act”), as amended, or any rules or regulations promulgated under the HSR Act, the parties will make all filings with and provide all information to the Federal Trade Commission as required by the HSR Act as soon as practicable after signing this Agreement.

11.5	Governing Law

This Agreement will be governed by the laws of the State of Texas without regard to rules concerning conflicts of law and in the event that any judicial proceeding is brought to interpret or enforce this Agreement, venue shall lie in Houston, Harris County, Texas.

11.6	Time

Time is of the essence of this Agreement.

11.7	Severability

If any provision in this Agreement is held to be invalid, the invalidity of that provision will in no way affect any other provision in this Agreement, unless the invalidity materially prejudices either party in their respective rights and obligations under the valid provisions of this Agreement.

11.8	Ambiguity

If an ambiguity exists in this Agreement, the ambiguity will not be construed for or against either party on the basis that the party did or did not author this Agreement.

11.9	Waiver

The waiver or failure of either party to enforce any provision in this Agreement will not be construed as a waiver of any further breach of that provision or of any other provision in this Agreement.

11.10	Survival

The covenants, agreements, representations, guaranties and warranties contained in this Agreement will survive the Closing for a period of 180 days and will not be extinguished by the doctrine of merger.

11.11	Counterparts

This Agreement may be signed in any number of counterparts. Each and every counterpart will be deemed to be one document.

11.12	Amendment

This Agreement may be amended only by a written instrument signed by the parties.

11.13	Successors and Assigns

This Agreement binds the parties as well as their heirs, successors and assigns.

11.14	Assignability

Except as provided under Section 1.4 of this Agreement, neither party may transfer or assign this Agreement without the other party’s prior written consent.

11.15	Headings

The headings used in this Agreement are for administrative convenience only and will not be used for purposes of construing this Agreement.

11.16	Entire Agreement

This Agreement constitutes the complete understanding of the parties. This Agreement supersedes all previous representations and agreements concerning the subject matter of this Agreement.

[REMAINDER OF PAGE INTENTIONALLY BLANK. SIGNATURES ARE ON FOLLOWING PAGE.]

Signed: November 13th, 2006.
MASTERS RESOURCES, L.L.C.

	By:	/s/ John W. Barton
John W. Barton, Managing Member

TEKOIL & GAS CORPORATION

By:	/s/ Mark S. Western
Mark Western, Chairman and CEO

Exhibit A - The Assets
Exhibit B - The Wells
Exhibit C - Contracts relating to the Assets
Exhibit D - Allocated Values of the Assets
Exhibit E - Form of Assignment and Bill of Sale
Exhibit F - Form of Deed

Schedule 1.1(C) - Equipment
Schedule 1.2(A) - Excluded oil and gas properties
Schedule 1.2(B) - Personal Property owned by Masters Offshore, LLC
Schedule 3.1(G) - Litigation
Schedule 3.1(H) - Agreements affecting the exploration and development of the Assets
Schedule 3.1(I) - Preferential rights to purchase
Schedule 3.1(J) - Burdens on production created by Masters
Schedule 3.1(M) - Environmental claims

Exhibit “A”
Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil
& Gas Corporation, as Buyer.

Trinity Bay, Chambers County, Texas

Masters Lease No.	100-0001-000
Lessor:	State of Texas 30081
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/11/46
Recording:	Vol. 99, Page 267
Description:	640 acres being State Tract 18-19A, Galveston & Turtle Bays
From surface to 8500'

Masters Lease No.	100-0002-000
Lessor:	State of Texas 30082
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/11/46
Recording:	Vol. 99, Page 271
Description:	640 acres being State Tract 22-23A, Galveston & Turtle Bays
From surface to 8500'

Masters Lease No.	100-0003-000
Lessor:	State of Texas 30094
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/11/46
Recording:	Vol. 99, Page 404
Description:	303 acres being State Tract 21A, Galveston & Turtle Bays
From surface to 8500'

Masters Lease No.	100-0004-000
Lessor:	State of Texas 33740
Lessee:	Humble Oil & Refining Co.
Lease Date:	12/17/48
Recording:	Vol. 117, Page 532
Description:	640 acres being State Tract 14-15B, Galveston Bay
From surface to 8500'

Masters Lease No.	100-0005-000
Lessor:	State of Texas 33743
Lessee:	Humble Oil & Refining Co.
Lease Date:	12/17/48
Recording:	Vol. 117, Page 544
Description:	640 acres being State Tract 18-19B, Galveston Bay
From surface to 8500'

Masters Lease No.	100-0006-000
Lessor:	State of Texas 33746
Lessee:	Humble Oil & Refining Co.
Lease Date:	12/17/48
Recording:	Vol. 117, Page 552
Description:	640 acres being State Tract 22-23B, Galveston Bay
From surface to 8500'

Masters Lease No.	100-0007-000
Lessor:	State of Texas 33749
Lessee:	Humble Oil & Refining Co.
Lease Date:	12/17/48
Recording:	Vol. 117, Page 564
Description:	303 acres being State Tract 25A, Galveston Bay
From surface to 8500'

Exhibit “A”
Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil
& Gas Corporation, as Buyer.

Masters Lease No.	100-0008-000
Lessor:	State of Texas 33750
Lessee:	Humble Oil & Refining Co.
Lease Date:	12/17/48
Recording:	Vol. 117, Page 568
Description:	320 acres being State Tract 25-B, Galveston Bay
From surface to 8500'

Masters Lease No.	100-0009-000
Lessor:	State of Texas 33751
Lessee:	Humble Oil & Refining Co.
Lease Date:	12/17/48
Recording:	Vol. 117, Page 572
Description:	640 acres being State Tract 26-27A, Galveston Bay, less 70
Acres being the S/2 SW/4 NW/4, NW/4 SW/4 & N/2 N/2 SW/4 SW/4 leaving 570 acres, more or less, from surface to 8500'

Masters Lease No.	100-0010-000
Lessor:	State of Texas 33752
Lessee:	Humble Oil & Refining Co.
Lease Date:	12/17/48
Recording:	Vol. 117, Page 576
Description:	640 acres being State Tract 26-27B, Galveston Bay, less 140
Acres being the S/2 S/2 NE/4, N/2 SE/4 & N/2 N/2 S/2 SE/4 leaving 500 acres, more or less, from surface to 8500'

Masters Lease No.	100-0011-000
Lessor:	State of Texas 33753
Lessee:	Humble Oil & Refining Co.
Lease Date:	12/17/48
Recording:	Vol. 117, Page 580
Description:	454.211 acres according to resurvey but called 540 acres being State Tract 28-B, Galveston Bay, from surface to 8500'

Masters Lease No.	100-0012-000
Lessor:	State of Texas 33754
Lessee:	Humble Oil & Refining Co.
Lease Date:	12/17/48
Recording:	Vol. 117, Page 584
Description:	405.464 acres according to resurvey but called 477 acres being State Tract 29-B, Galveston Bay, from surface to 8500'

Masters Lease No.	100-0013-000
Lessor:	State of Texas 33755
Lessee:	Humble Oil & Refining Co.
Lease Date:	12/17/48
Recording:	Vol. 117, Page 588
Description:	486.56 acres according to resurvey but called 606 acres
being State Tract 29-32A, Galveston Bay, from surface to 8500'

Masters Lease No.	100-0014-000
Lessor:	State of Texas 34332
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/13/49
Recording:	Vol. 119, Page 616
Description:	303 acres being State Tract 24A, Galveston Bay
From surface to 8500'

Exhibit “A”
Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil
& Gas Corporation, as Buyer.

Masters Lease No.	100-0015-000
Lessor:	State of Texas 34334
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/13/49
Recording:	Vol. 119, Page 612
Description:	303 acres being State Tract 28A, Galveston Bay,
From surface to 8500'

Masters Lease No.	100-0016-000
Lessor:	State of Texas 38504
Lessee:	Humble Oil & Refining Co.
Lease Date:	03/12/52
Recording:	Vol. 142, Page 16
Description:	1198 acres being State Tract 22-23C, Trinity Bay
From surface to 8500'

Masters Lease No.	100-0017-000
Lessor:	State of Texas 37662
Lessee:	Union Oil Co of California
Lease Date:	10/10/51
Recording:	Vol. 141, Page 585
Description:	640 acres being State Tract 18-19C, Trinity Bay
From surface to 8500'

Masters Lease No.	100-0018-000
Lessor:	State of Texas M-44166
Lessee:	Humble Oil & Refining Co.
Lease Date:	05/10/55
Recording:	Vol. 167, Page 388
Description:	W 160 acres being State Tract 32-B, Trinity Bay, being that
Portion included in the Trinity Bay Field Unit as established
By Pooling Agreement dated 10/4/57 recorded in Vol. 195, Pg 432 from surface to 8500'

Masters Lease No.	100-0019-000
Lessor:	State of Texas 48045
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/10/57
Recording:	Vol. 194, Page 34
Description:	W 160 acres being the W/2 of State Tract 24-B, Trinity Bay,
Being that portion included in the Trinity Bay Field Unit as
Established by Pooling Agreement dtd 10/4/57 recorded in Vol 195, Pg 432, from surface to 8500'

Masters Lease No.	100-0020-000
Lessor:	State of Texas ME 810030
Lessee:	Masters Resources LLC
Lease Date:	03/01/01
Recording:	Vol. 510, Page 237

Masters Lease No.	100-0021-000
Lessor:	State of Texas ME 800126
Lessee:	Masters Resources LLC
Lease Date:	06/01/00
Recording:	Vol. 466, Page 291

Exhibit “A”
Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil
& Gas Corporation, as Buyer.

Masters Lease No.	100-0022-000
Lessor:	Chambers -Liberty Cos Navigation District
Lessee:	Exxon Corporation
Lease Date:	10/21/87
Recording:	Vol. 28, Page 574

Masters Lease No.	100-0023-000
Lessor:	State of Texas ME 860241
Lessee:	Masters Resources LLC
Lease Date:	12/01/06
Recording:	Vol. 891, Page 258

Masters Lease No.	100-0024-000
Lessor:	State of Texas ME 860176
Lessee:	Masters Resources LLC
Lease Date:	09/01/06
Recording:	Vol. 871, Page 634

Masters Lease No.	100-0025-000
Lessor:	Chambers-Liberty Cos Navigation Dist
Lessee:	Humble Oil & Refining Co.
Lease Date:	11/16/66
Recording:	Vol. 280, Page 119

Masters Lease No.	100-0026-000
Lessor:	Exxon Corporation
Lessee:	Vintage Petroleum Inc.
Lease Date:	05/01/91
Recording:	Vol. 244, Page 588

Masters Lease No.	100-0027-000
Lessor:	Dept of Army Corp of Engineers 9161
Lessee:	Masters Resources LLC
Lease Date:	12/03/93
Recording:	unrecorded

Masters Lease No.	100-0028-000
Lessor:	Dept of Army Corp of Engineers Permit W-N-243-41-3719
Lessee:	Masters Resources LLC
Lease Date:	01/03/57
Recording:	unrecorded

Masters Lease No.	100-0029-000
Lessor:	Dept of Army Corp of Engineers Permit W-N-243-41-7041
Lessee:	Masters Resources LLC
Lease Date:	01/03/69
Recording:	unrecorded

Masters Lease No.	100-0030-000
Lessor:	Dept of Army Corp of Engineers Permit W-N-243-41-1466
Lessee:	Masters Resources LLC
Lease Date:	03/05/51
Recording:	unrecorded

Masters Lease No.	100-0031-000
Lessor:	Texas Petroleum Investment Co.
Lessee:	Masters Resources LLC
Lease Date:	11/24/03
Recording:	File No. 03 669 242

Exhibit “A”
Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil
& Gas Corporation, as Buyer.

Fishers Reef Prospect, Chambers County, Texas

Masters Lease No.	101-0001-000
Lessor:	State of Texas M-96828
Lessee:	Vintage Petroleum Inc.
Lease Date:	10/03/95
Recording:	File No. 95 284 730
Description:	240 acres out of 320 acres being the NE/2 of State Tract 2-3A,
Trinity Bay, as shown on the official map of Trinity Bay in
Texas General Land Office as follows: 80 acres being the E/2
NE/4 limited to depths from 9350' to 10500' as shown on the

Log of Vintage ST Tr 1-4A well #1 located in the aerial Boundaries of State Tract 1-4A Unit recorded under File No. 02 551 735, Chambers Co., TX and 160 acres being the W/2 NE/4, SE/4SW/4NW/4, SE/2NE/4NW/4, SE/2SW/4NE/4NW/4, E/2 NE/4NW/4 and SE/4NW/4 limited to depth from Frio Fmn to Vicksburg Fmn as seen on log of St Tr 2-3A #1 well located in aerial boundaries of State Tract 2-3A Unit recorded under File No. 98 395 73, Chambers Co., TX.

Masters Lease No.	101-0002-000
Lessor:	State of Texas M-96829
Lessee:	Vintage Petroleum Inc.
Lease Date:	10/03/95
Recording:	File No. 95 284 739
Description:	280 acres out of 320 acres being the SW/2 of State Tract 2-3A, Trinity Bay, as shown on the official map of Trinity Bay in Texas General Land Office as follows: 110 acres being the
SE/4SE/4, SW/4 SE/4, S/2NE/4SE/4 and S/2N/2NE/4SE/4
Limited to depths below 9050’ as seen in Humble C-95 well in
State Tract 46 as described in St Tr 46 #1 pooling agreement
Recorded under File No. 98 395 65; 160 acres being the
NW/4SE/4, E/2SW/4 and E/2W/3SW/4 limited to depths from
8950’ to 9950’ as seen on St Tr 2-3A #1 well as described in
St Tr 2-3A Unit #1 recorded under File No. 98 395 73 and
10 acres being N/2N/2NE/4SE/4 limited to depths below Frio
15 Sand located at 9040’ as shown on Humble State well No.
C-12 as described in St Tr 1-4A Unit recorded under File No.
00 467 586.

Masters Lease No.	101-0003-000
Lessor:	State of Texas M-96830
Lessee:	Vintage Petroleum Inc.
Lease Date:	10/03/95
Recording:	File No. 95 284 748
Description:	40 acres out of 320 acres being the SW/2 of State Tract 6-7A,
Trinity Bay, as shown on the official map of Trinity Bay in
Texas General Land Office as follows: SE/4SE/4 of St Tr 6-7A
Limited to the Frio Fmn being 9350’ to 10500’ as shown on log Of Vintage Pet St Tr 1-4A well No. 1 as reflected in St Tr 1-4A Unit Agreement dated eff 12/1/01 recorded File No. 02 551 735.

Exhibit “A”
Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil
& Gas Corporation, as Buyer.

Masters Lease No.	101-0004-000
Lessor:	State of Texas M-96834
Lessee:	Vintage Petroleum Inc.
Lease Date:	10/03/95
Recording:	File No. 95 284 766
Description:	120 acres being the NE/4NE/4, E/2NW/4NE/4, SW/4NE/4

And SE/4NE/4 out of 323.4 acres being the NE/2 of State Tract 47, Trinity Bay, as shown on the official map of Trinity Bay in Texas General Land Office and within the aerial boundaries Of St Tr 46 #1 Pooling Agreement dated effective 9/15/98 Recorded under File No. 98 395 65 and limited to those Depths above 10400’ within St Tr 46 Unit.

Masters Lease No.	101-0005-000
Lessor:	State of Texas M-96835
Lessee:	Vintage Petroleum Inc.
Lease Date:	10/03/95
Recording:	File No. 95 284 775
Description:	15 acres being the N/2NE/4NW/4SE/4 and N/2N/2NE/4SE/4 out of 323.4 acres being the SW/2 of State Tract 47,
Trinity Bay, as shown on the official map of Trinity Bay in
Texas General Land Office limited to the aerial boundaries
Of St Tr 46 No. 1 Unit per Pooling Agreement dated effective
9/15/98 recorded under File No. 98 395 65 and only those
Depths lying above 10400’ within St Tr 46 Unit.

Masters Lease No.	101-0006-000
Lessor:	State of Texas M-19755
Lessee:	Humble Oil & Refining Co.
Lease Date:	02/06/36
Recording:	Vol. 52, Page 116
Description:	637.1 acres being Tract 46, Galveston Bay, as shown on the
General Land Office map of Galveston, Turtle & East Bays dated December 1935

Masters Lease No.	101-0007-000
Lessor:	State of Texas M-28471
Lessee:	Humble Oil & Refining Co.
Lease Date:	03/09/44
Recording:	Vol. 86, Page 524
Description:	627.4 acres being Tract 45, Galveston Bay, as shown on the
General Land Office map of Galveston, Turtle & East Bays dated December 1935

Masters Lease No.	101-0008-000
Lessor:	State of Texas M-30083
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/11/46
Recording:	Vol. 99, Page 275
Description:	606 acres being Tract 1-4A, Galveston Bay, as shown on the
General Land Office map of Galveston, Turtle & East Bays No.
16F, Miscellaneous File, General Land Office.

Exhibit “A”
Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil
& Gas Corporation, as Buyer.

Masters Lease No.	101-0009-000
Lessor:	State of Texas M-30084
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/11/46
Recording:	Vol. 99, Page 279
Description:	640 acres being Tract 1-4B, Galveston & Turtle Bay, as shown on the map of Galveston, Turtle & East Bays No. 16F, Miscellaneous File, General Land Office

Masters Lease No.	101-0010-000
Lessor:	State of Texas M-30085
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/11/46
Recording:	Vol. 99, Page 283
Description:	606 acres being Tract 5-8A, Galveston & Turtle Bay, as shown On map of Galveston, Turtle & East Bays No. 16F, Miscellaneous File, General Land Office

Masters Lease No.	101-0011-000
Lessor:	State of Texas M-30086
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/11/46
Recording:	Vol. 99, Page 287
Description:	640 acres being Tract 5-8B, Galveston & Turtle Bay, as shown On the map of Galveston, Turtle & East Bays No. 16F,
Miscellaneous File, General Land Office.

Masters Lease No.	101-0012-000
Lessor:	State of Texas M-30088
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/11/46
Recording:	Vol. 99, Page 295
Description:	640 acres being Tract 9-12B, Galveston & Turtle Bay, as shown on map of Galveston, Turtle & East Bays No. 16F, Miscellaneous File, General Land Office

Masters Lease No.	101-0013-000
Lessor:	State of Texas M-44164
Lessee:	Humble Oil & Refining Co.
Lease Date:	05/10/55
Recording:	Vol. 167, Page 398
Description:	303 acres out of 606 acres being the S/2 of Tract 9-12A,
Trinity Bay, as shown on official map of Trinity Bay on
File in the General Land Office

Masters Lease No.	101-0014-000
Lessor:	State of Texas M-47494
Lessee:	Humble Oil & Refining Co.
Lease Date:	12/12/56
Recording:	Vol. 189, Page 517
Description:	320 acres being the NW/2 of Tract 1-4C, Trinity Bay, as shown on the official map of Trinity Bay on file in the General
Land Office

Masters Lease No.	101-0015-000
Lessor:	State of Texas ME 800151
Lessee:	Masters Resources LLC
Lease Date:	7/01/00
Recording:	File No. 00 466 289

Exhibit “A”
Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil
& Gas Corporation, as Buyer.

Masters Lease No.	101-0016-000
Lessor:	State of Texas ME 810029
Lessee:	Masters Resources LLC
Lease Date:	04/10/91
Recording:	Vol. 474, Page 55

Masters Lease No.	101-0017-000
Lessor:	State of Texas ME 810039
Lessee:	Masters Resources LLC
Lease Date:	04/01/01
Recording:	File No. 01 509 385

Masters Lease No.	101-0018-000
Lessor:	State of Texas ME 810040
Lessee:	Masters Resources LLC
Lease Date:	04/01/01
Recording:	File No. 01 509 369

Masters Lease No.	101-0019-000
Lessor:	State of Texas ME 810041
Lessee:	Masters Resources LLC
Lease Date:	05/01/01
Recording:	File No. 01 517 70

Masters Lease No.	101-0020-000
Lessor:	State of Texas ME 820109
Lessee:	Masters Resources LLC
Lease Date:	06/01/02
Recording:	File No. 03 618 71

Masters Lease No.	101-0021-000
Lessor:	State of Texas ME 820139
Lessee:	Masters Resources LLC
Lease Date:	08/01/02
Recording:	File No. 03 618 86

Masters Lease No.	101-0022-000
Lessor:	State of Texas ME 840252
Lessee:	Masters Resources LLC
Lease Date:	01/29/95
Recording:	File No. 95 267 817

Masters Lease No.	101-0023-000
Lessor:	State of Texas ME 840255
Lessee:	Masters Resources LLC
Lease Date:	01/15/95
Recording:	File No. 95 267 849

Masters Lease No.	101-0024-000
Lessor:	State of Texas ME 840256
Lessee:	Masters Resources LLC
Lease Date:	01/15/95
Recording:	File No. 95 268 1

Masters Lease No.	101-0025-000
Lessor:	State of Texas ME 850066
Lessee:	Masters Resources LLC
Lease Date:	06/01/05
Recording:	Vol. 843, Page 129

Exhibit “A”
Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil
& Gas Corporation, as Buyer.

Masters Lease No.	101-0026-000
Lessor:	State of Texas ME 850086
Lessee:	Masters Resources LLC
Lease Date:	08/06/95
Recording:	File No. 95 273 357

Masters Lease No.	101-0027-000
Lessor:	State of Texas ME 850226
Lessee:	Masters Resources LLC
Lease Date:	01/01/96
Recording:	File No. 96 304 580

Masters Lease No.	101-0028-000
Lessor:	State of Texas ME 850228
Lessee:	Masters Resources LLC
Lease Date:	01/01/96
Recording:	File No. 96 304 610

Masters Lease No.	101-0029-000
Lessor:	State of Texas ME 860242
Lessee:	Masters Resources LLC
Lease Date:	11/01/96
Recording:	File No. 96 304 642

Masters Lease No.	101-0030-000
Lessor:	State of Texas ME 870078
Lessee:	Masters Resources LLC
Lease Date:	05/01/97
Recording:	File No. 97 337 450

Masters Lease No.	101-0031-000
Lessor:	State of Texas ME 890056
Lessee:	Masters Resources LLC
Lease Date:	04/01/99
Recording:	File No. 99 409 386

Masters Lease No.	101-0032-000
Lessor:	State of Texas ME 980016
Lessee:	Masters Resources LLC
Lease Date:	01/01/98
Recording:	File No. 98 373 57

Masters Lease No.	101-0033-000
Lessor:	State of Texas ME 980035
Lessee:	Masters Resources LLC
Lease Date:	02/01/98
Recording:	File No. 98 385 416

Masters Lease No.	101-0034-000
Lessor:	State of Texas ME 980101
Lessee:	Masters Resources LLC
Lease Date:	10/01/98
Recording:	File No. 98 390 527

Masters Lease No.	101-0035-000
Lessor:	State of Texas ME 20010013
Lessee:	Masters Resources LLC
Lease Date:	11/01/00
Recording:	File No. 01 487 789

Exhibit “A”
Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil
& Gas Corporation, as Buyer.

Masters Lease No.	101-0036-000
Lessor:	State of Texas ME 20000018
Lessee:	Masters Resources LLC
Lease Date:	01/01/00
Recording:	File No. 00 457 593

Masters Lease No.	101-0037-000
Lessor:	State of Texas ME 20000047
Lessee:	Masters Resources LLC
Lease Date:	05/01/00
Recording:	File No. 00 462 527

Masters Lease No.	101-0038-000
Lessor:	State of Texas LC 20030023
Lessee:	Masters Resources LLC
Lease Date:	11/01/03
Recording:	File No. 04 681 585

Masters Lease No.	101-0039-000
Lessor:	State of Texas ME 840177
Lessee:	Masters Resources LLC
Lease Date:	10/19/94
Recording:	File No. 95 262 123

Masters Lease No.	101-0040-000
Lessor:	State of Texas ME 830206
Lessee:	Masters Resources LLC
Lease Date:	01/01/04
Recording:	File No. 04 694 482

Masters Lease No.	101-0041-000
Lessor:	State of Texas M-104268
Lessee:	Masters Resources LLC
Lease Date:	10/19/04
Recording:	File No. 04 743 301
Description:	320 acres, more or less being the SW/2 of Tract 6-7A, Trinity
Bay, less 40 acres within boundaries of the State Tract 1-4A
Unit being the SE/4 SE/4 of Tract 6-7A from the surface to
11060’ as shown on the applicable official submerged area
map on file in the Texas General Land Office

RED FISH REEF, Chambers & Galveston Counties., TX

Masters Lease No.	102-0001-000
Lessor:	State of Texas 19987
Lessee:	Humble Oil & Refining Company
Lease Date:	03/19/36
Recording:	Vol. 52, Page 237
Description:	640 acres, more or less, being Tract 246, Galveston Bay

Masters Lease No.	102-0002-000
Lessor:	State of Texas 19988
Lessee:	Humble Oil & Refining Company
Lease Date:	03/19/36
Recording:	Vol. 52, Pg 239
Description:	320 acres, more or less, in the SE/2 of Tract 247, Galveston
Bay

Exhibit “A”
Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil
& Gas Corporation, as Buyer.

Masters Lease No.	102-0003-000
Lessor:	State of Texas 28498
Lessee:	Humble Oil & Refining Company
Lease Date:	03/09/44
Recording:	Vol. 86, Page 568
Description:	640 acres, more or less, being Tract 224, Galveston Bay

Masters Lease No.	102-0004-000
Lessor:	State of Texas 28499
Lessee:	Humble Oil & Refining Company
Lease Date:	03/09/44
Recording:	Vol. 86, Pg 571
Description:	640 acres , more or less, being Tract 225, Galveston Bay

Masters Lease No.	102-0005-000
Lessor:	State of Texas 28500
Lessee:	Humble Oil & Refining Company
Lease Date:	03/09/44
Recording:	Vol 86, Pg 575
Description:	320 acres, more or less, being the NW/2 of Tract 226,
Galveston Bay

Masters Lease No.	102-0006-000
Lessor:	State of Texas 31835
Lessee:	Humble Oil & Refining Company
Lease Date:	11/13/47
Recording:	Vol 111, Pg 43, Chambers Co, TX
Book 807, Pg 485, Galveston Co., TX
Description:	320 acres, more or less, being the SW/2 of Tract 200,
Galveston Bay, Chambers and Galveston Co. TX.

Masters Lease No.	102-0007-000
Lessor:	State of Texas 35596
Lessee:	Humble Oil & Refining Company
Lease Date:	06/15/50
Recording:	Vol 131, Pg 448
Description:	240 acres, more or less, being the NW 160 acres and W 80 acres of Tract 204, Galveston Bay

Masters Lease No.	102-0008-000
Lessor:	State of Texas 46783
Lessee:	Humble Oil & Refining Company
Lease Date:	07/09/56
Recording:	Vol. 216, Pg 282, Chambers Co., TX
Book 1352, Pg 642, Galveston Co., TX
Description:	320 acres, more or less, being the W/2 of Tract 245,
Galveston Bay, Chambers and Galveston Co., TX

Masters Lease No.	102-0009-000
Lessor:	USX Corporation
Lessee:	Masters Resources LLC
Lease Date:	03/18/96
Recording:	Vol 292, Pg 42

Masters Lease No.	102-0010-000
Lessor:	USX Corporation
Lessee:	Masters Resources LLC
Lease Date:	03/18/96
Recording:	Vol 292, Pg 57

Exhibit “A”
Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil
& Gas Corporation, as Buyer.

Masters Lease No.	102-0011-000
Lessor:	USX Corporation
Lessee:	Masters Resources LLC
Lease Date:	10/26/98
Recording:	Vol. 389, Pg 655

Masters Lease No.	102-0012-000
Lessor:	Cedar Crossing LP
Lessee:	Masters Resources LLC
Lease Date:	10/01/00
Recording:	Vol. 478, Pg 261

Masters Lease No.	102-0013-000
Lessor:	Robert E. Smith
Lessee:	Vintage Pipeline Inc.
Lease Date:	10/18/00
Recording:	File No. 00 478 239

Masters Lease No.	102-0014-000
Lessor:	Patricia Reed
Lessee:	Vintage Pipeline Inc.
Lease Date:	10/18/00
Recording:	File No. 00 478 244

Masters Lease No.	102-0015-000
Lessor:	Marie Pfistner Delahoussaye
Lessee:	Vintage Pipeline Inc.
Lease Date:	10/18/00
Recording:	File No. 00 478 248

Masters Lease No.	102-0016-000
Lessor:	Jacky Nebauer etux
Lessee:	Vintage Pipeline Inc.
Lease Date:	10/18/00
Recording:	File No. 00 478 252

Masters Lease No.	102-0017-000
Lessor:	SWF #4
Lessee:	Vintage Pipeline Inc.
Lease Date:	10/10/00
Recording:	File No. 00 478 256

Masters Lease No.	102-0018-000
Lessor:	State of Texas ME 820151
Lessee:	Masters Resources LLC
Lease Date:	08/01/02
Recording:	File No. 02 586 234

Masters Lease No.	102-0019-000
Lessor:	State of Texas ME 820149
Lessee:	Masters Resources LLC
Lease Date:	06/01/02
Recording:	File No. 02 586 218

Masters Lease No.	102-0020-000
Lessor:	State of Texas ME 820138
Lessee:	Masters Resources LLC
Lease Date:	08/01/02
Recording:	File No. 02 586 202

Exhibit “A”
Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil
& Gas Corporation, as Buyer.

Masters Lease No.	102-0021-000
Lessor:	State of Texas ME 810081
Lessee:	Masters Resources LLC
Lease Date:	08/01/01
Recording:	File No. 02 586 122

Masters Lease No.	102-0022-000
Lessor:	State of Texas ME 820204
Lessee:	Masters Resources LLC
Lease Date:	11/01/02
Recording:	File No. 02 586 266

Masters Lease No.	102-0023-000
Lessor:	State of Texas ME 820178
Lessee:	Masters Resources LLC
Lease Date:	09/01/02
Recording:	File No. 02 586 250

Masters Lease No.	102-0024-000
Lessor:	State of Texas ME 810112
Lessee:	Masters Resources LLC
Lease Date:	09/01/01
Recording:	File No. 02 586 138

Masters Lease No.	102-0025-000
Lessor:	State of Texas ME 810177
Lessee:	Masters Resources LLC
Lease Date:	11/01/01
Recording:	File No. 01761-0702, Galveston Co., TX

Masters Lease No.	102-0026-000
Lessor:	State of Texas ME 810190
Lessee:	Masters Resources LLC
Lease Date:	11/01/01
Recording:	File No. 02 586 154

Masters Lease No.	102-0027-000
Lessor:	State of Texas ME 820074
Lessee:	Masters Resources LLC
Lease Date:	03/01/02
Recording:	File No. 02 592 762

Masters Lease No.	102-0028-000
Lessor:	State of Texas ME 820020
Lessee:	Masters Resources LLC
Lease Date:	03/01/02
Recording:	File No. 03 599 31

Masters Lease No.	102-0029-000
Lessor:	State of Texas ME 820080
Lessee:	Masters Resources LLC
Lease Date:	05/01/02
Recording:	File No.02 586 170

Masters Lease No.	102-0030-000
Lessor:	Jindal United Steel Corp.
Lessee:	Masters Resources LLC
Lease Date:	05/01/01
Recording:	unrecorded

Exhibit “A”
Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil
& Gas Corporation, as Buyer.

Masters Lease No.	102-0031-000
Lessor:	State of Texas ME 840251
Lessee:	Masters Resources LLC
Lease Date:	01/01/05
Recording:	Vol. 843, Pg 94

Masters Lease No.	102-0032-000
Lessor:	State of Texas ME 840253
Lessee:	Masters Resources LLC
Lease Date:	01/20/95
Recording:	File No. 95 267 841

Masters Lease No.	102-0033-000
Lessor:	State of Texas ME 850002
Lessee:	Masters Resources LLC
Lease Date:	02/05/95
Recording:	File No. 95 268 9

Masters Lease No.	102-0034-000
Lessor:	State of Texas ME 850003
Lessee:	Masters Resources LLC
Lease Date:	02/01/05
Recording:	Vol. 843, Pg 111

Masters Lease No.	102-0035-000
Lessor:	State of Texas ME 890026
Lessee:	Masters Resources LLC
Lease Date:	03/01/99
Recording:	File No. 99 409 383

Masters Lease No.	102-0036-000
Lessor:	State of Texas ME 890132
Lessee:	Masters Resources LLC
Lease Date:	08/01/99
Recording:	File No. 99 424 403

Masters Lease No.	102-0037-000
Lessor:	State of Texas ME 890127
Lessee:	Masters Resources LLC
Lease Date:	08/01/99
Recording:	File No. 99 424 391

Masters Lease No.	102-0038-000
Lessor:	State of Texas ME 890129
Lessee:	Masters Resources LLC
Lease Date:	08/01/99
Recording:	File No. 99 424 394

Masters Lease No.	102-0039-000
Lessor:	State of Texas ME 890130
Lessee:	Masters Resources LLC
Lease Date:	08/01/99
Recording:	File No. 99 424 397

Masters Lease No.	102-0040-000
Lessor:	State of Texas ME 840002
Lessee:	Masters Resources LLC
Lease Date:	02/01/04
Recording:	File No. 04 717 409

Exhibit “A”
Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil
& Gas Corporation, as Buyer.

Masters Lease No.	102-0041-00
Lessor:	State of Texas ME 840001
Lessee:	Masters Resources LLC
Lease Date:	02/01/04
Recording:	File No. 04 717 393

Masters Lease No.	102-0042-000
Lessor:	State of Texas ME 840056
Lessee:	Masters Resources LLC
Lease Date:	05/01/04
Recording:	File No. 04 723 345

Masters Lease No.	102-0043-000
Lessor:	State of Texas ME 830088
Lessee:	Masters Resources LLC
Lease Date:	09/01/03
Recording:	File No. 04 720 123

Masters Lease No.	102-0044-000
Lessor:	State of Texas ME 830063
Lessee:	Masters Resources LLC
Lease Date:	06/01/03
Recording:	File No. 04 720 139

Masters Lease No.	102-0045-000
Lessor:	State of Texas ME 840006
Lessee:	Masters Resources LLC
Lease Date:	03/27/94
Recording:	File No. 94 235 495

Masters Lease No.	102-0046-000
Lessor:	State of Texas ME 840085
Lessee:	Masters Resources LLC
Lease Date:	05/16/94
Recording:	File No. 94 243 292

Masters Lease No.	102-0047-000
Lessor:	State of Texas ME 830115
Lessee:	Masters Resources LLC
Lease Date:	07/05/93
Recording:	File No. 93 211 233

Masters Lease No.	102-0048-000
Lessor:	State of Texas ME 830116
Lessee:	Masters Resources LLC
Lease Date:	07/05/93
Recording:	File No. 93 211 227

Masters Lease No.	102-0049-000
Lessor:	State of Texas ME 830226
Lessee:	Masters Resources LLC
Lease Date:	12/01/03
Recording:	File No. 04 720 107

Masters Lease No.	102-0050-000
Lessor:	State of Texas ME 830199
Lessee:	Masters Resources LLC
Lease Date:	12/05/93
Recording:	File No. 94 229 369

Exhibit “A”
Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil
& Gas Corporation, as Buyer.

Masters Lease No.	102-0051-000
Lessor:	State of Texas ME 800187
Lessee:	Masters Resources LLC
Lease Date:	08/01/00
Recording:	File No. 02 537 93

Masters Lease No.	102-0052-000
Lessor:	State of Texas ME 950022
Lessee:	Masters Resources LLC
Lease Date:	01/04/95
Recording:	File No. 95 268 17

Masters Lease No.	102-0053-000
Lessor:	State of Texas ME 890131
Lessee:	Masters Resources LLC
Lease Date:	08/01/99
Recording:	File No. 99 424 400

Masters Lease No.	102-0054-000
Lessor:	State of Texas ME 800138
Lessee:	Masters Resources LLC
Lease Date:	08/01/00
Recording:	File No. 02 537 45

Masters Lease No.	102-0055-000
Lessor:	State of Texas ME 800154
Lessee:	Masters Resources LLC
Lease Date:	08/01/00
Recording:	File No. 02 537 61

Masters Lease No.	102-0056-000
Lessor:	State of Texas ME 800186
Lessee:	Masters Resources LLC
Lease Date:	08/01/00
Recording:	File No. 02 537 77

Masters Lease No.	102-0057-000
Lessor:	State of Texas ME 800188
Lessee:	Masters Resources LLC
Lease Date:	09/01/00
Recording:	File No. 02 537 109

Masters Lease No.	102-0058-000
Lessor:	State of Texas ME 800190
Lessee:	Masters Resources LLC
Lease Date:	09/01/00
Recording:	File No. 02 537 125

Masters Lease No.	102-0059-000
Lessor:	State of Texas ME 800191
Lessee:	Masters Resources LLC
Lease Date:	09/01/00
Recording:	File No. 02 537 141

Masters Lease No.	102-0060-000
Lessor:	State of Texas ME 800192
Lessee:	Masters Resources LLC
Lease Date:	09/01/00
Recording:	File No. 02 537 157

Exhibit “A”
Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil
& Gas Corporation, as Buyer.

Masters Lease No.	102-0061-000
Lessor:	State of Texas ME 810075
Lessee:	Masters Resources LLC
Lease Date:	06/01/01
Recording:	File No. 02 543 345

Masters Lease No.	102-0062-000
Lessor:	State of Texas ME 810076
Lessee:	Masters Resources LLC
Lease Date:	06/01/01
Recording:	File No. 02 543 365

Masters Lease No.	102-0063-000
Lessor:	State of Texas ME 810077
Lessee:	Masters Resources LLC
Lease Date:	06/01/01
Recording:	File No. 02 543 381

Masters Lease No.	102-0064-000
Lessor:	State of Texas ME 810078
Lessee:	Masters Resources LLC
Lease Date:	06/01/01
Recording:	File No. 02 543 399

Masters Lease No.	102-0065-000
Lessor:	State of Texas ME 810080
Lessee:	Masters Resources LLC
Lease Date:	09/01/01
Recording:	File No. 02 568 335

Masters Lease No.	102-0066-000
Lessor:	State of Texas ME 810109
Lessee:	Masters Resources LLC
Lease Date:	09/01/01
Recording:	File No. 02 568 380

Masters Lease No.	102-0067-000
Lessor:	State of Texas ME 810110
Lessee:	Masters Resources LLC
Lease Date:	09/01/01
Recording:	File No. 02 568 290

Masters Lease No.	102-0068-000
Lessor:	State of Texas ME 810111
Lessee:	Masters Resources LLC
Lease Date:	09/01/01
Recording:	File No. 02 568 320

Masters Lease No.	102-0069-000
Lessor:	State of Texas ME 810152
Lessee:	Masters Resources LLC
Lease Date:	09/01/01
Recording:	File No. 02 568 365

Masters Lease No.	102-0070-000
Lessor:	State of Texas ME 810176
Lessee:	Masters Resources LLC
Lease Date:	10/01/01
Recording:	File No. 02 568 350

Exhibit “A”
Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil
& Gas Corporation, as Buyer.

Masters Lease No.	102-0071-000
Lessor:	State of Texas ME 810178
Lessee:	Masters Resources LLC
Lease Date:	10/01/01
Recording:	File No. 02 568 305

Masters Lease No.	102-0072-000
Lessor:	State of Texas ME 820081
Lessee:	Masters Resources LLC
Lease Date:	05/01/02
Recording:	File No. 02 568 186

Masters Lease No.	102-0073-000
Lessor:	State of Texas ME 850022
Lessee:	Masters Resources LLC
Lease Date:	03/01/95
Recording:	File No. 95 267 825

Masters Lease No.	102-0074-000
Lessor:	State of Texas ME 850068
Lessee:	Masters Resources LLC
Lease Date:	06/17/95
Recording:	File No. 95 273 350

Masters Lease No.	102-0075-000
Lessor:	State of Texas ME 850225
Lessee:	Masters Resources LLC
Lease Date:	01/01/06
Recording:	Vol. 843, Page 146

Masters Lease No.	102-0076-000
Lessor:	State of Texas ME 850227
Lessee:	Masters Resources LLC
Lease Date:	01/01/06
Recording:	Vol. 843, Page 77

Masters Lease No.	102-0077-000
Lessor:	State of Texas ME 850241
Lessee:	Masters Resources LLC
Lease Date:	02/01/96
Recording:	File No. 96 304 625

Masters Lease No.	102-0078-000
Lessor:	State of Texas ME 860111
Lessee:	Masters Resources LLC
Lease Date:	07/01/06
Recording:	Vol. 871, Pg 651

Masters Lease No.	102-0079-000
Lessor:	State of Texas ME 860293
Lessee:	Masters Resources LLC
Lease Date:	02/01/97
Recording:	File No. 97 337 442

Masters Lease No.	102-0080-000
Lessor:	State of Texas ME 870068
Lessee:	Masters Resources LLC
Lease Date:	03/01/97
Recording:	File No. 97 337 446

Exhibit “A”
Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil
& Gas Corporation, as Buyer.

Masters Lease No.	102-0081-000
Lessor:	State of Texas ME 870069
Lessee:	Masters Resources LLC
Lease Date:	03/01/97
Recording:	File No. 97 337 448

Masters Lease No.	102-0082-000
Lessor:	State of Texas ME 870088
Lessee:	Masters Resources LLC
Lease Date:	05/01/97
Recording:	File No. 97 337 444

Masters Lease No.	102-0083-000
Lessor:	State of Texas ME 870144
Lessee:	Masters Resources LLC
Lease Date:	08/01/97
Recording:	File No. 97 340 736

Masters Lease No.	102-0084-000
Lessor:	State of Texas ME 870190
Lessee:	Masters Resources LLC
Lease Date:	10/01/97
Recording:	File No. 97 347 717

Masters Lease No.	102-0085-000
Lessor:	State of Texas ME 870200
Lessee:	Masters Resources LLC
Lease Date:	11/01/97
Recording:	File No. 97 347 720

Masters Lease No.	102-0086-000
Lessor:	State of Texas ME 880036
Lessee:	Masters Resources LLC
Lease Date:	03/01/98
Recording:	File No. 98 363 549

Masters Lease No.	102-0087-000
Lessor:	State of Texas ME 880100
Lessee:	Masters Resources LLC
Lease Date:	08/01/98
Recording:	File No. 98 386 7

Masters Lease No.	102-0088-000
Lessor:	State of Texas ME 880109
Lessee:	Masters Resources LLC
Lease Date:	09/01/98
Recording:	File No. 98 386 9

Masters Lease No.	102-0089-000
Lessor:	State of Texas SL 870156
Lessee:	Masters Resources LLC
Lease Date:	03/31/87
Recording:	File No. 87 11 408

Masters Lease No.	102-0090-000
Lessor:	F I Fisher etux
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/12/41
Recording:	Vol. 72, Page 47

Exhibit “A”
Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil
& Gas Corporation, as Buyer.

Masters Lease No.	102-0091-000
Lessor:	Lizzie Wilburn
Lessee:	Humble Oil & Refining Co.
Lease Date:	02/19/51
Recording:	Vol. 130, Pg 447

Masters Lease No.	102-0092-000
Lessor:	A M Wilburn
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/14/41
Recording:	Vol. 72, Page 61

Masters Lease No.	102-0093-000
Lessor:	Joe Syer etux
Lessee:	Humble Oil & Refining Co.
Lease Date:	04/03/51
Recording:	Vol. 132, Page 172

Masters Lease No.	102-0094-000
Lessor:	Lizzie Wilburn
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/18/41
Recording:	Vol. 72, Page 57

Masters Lease No.	102-0095-000
Lessor:	Joe Syer etux
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/12/41
Recording:	Vol. 72, Page 70

Masters Lease No.	102-0096-000
Lessor:	Kirby Petroleum Co.
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/16/41
Recording:	Vol. 72, Page 63

Masters Lease No.	102-0097-000
Lessor:	Elizabeth Winfree etal
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/14/41
Recording:	Vol. 72, Page 174

Masters Lease No.	102-0098-000
Lessor:	Charles T. Kilgore etal
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/17/41
Recording:	Vol. 72, Page 64

Masters Lease No.	102-0099-000
Lessor:	Vera Harrold etal
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/25/41
Recording:	Vol. 72, Page 66

Masters Lease No.	102-0100-000
Lessor:	B D Fisher etux
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/12/41
Recording:	Vol. 72, Page 65

Exhibit “A”
Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil
& Gas Corporation, as Buyer.

Masters Lease No.	102-0101-000
Lessor:	B E Fisher etux
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/13/41
Recording:	Vol. 72, Page 69

Masters Lease No.	102-0102-000
Lessor:	Dr. John G Schilling etal
Lessee:	Humble Oil & Refining Co.
Lease Date:	07/02/41
Recording:	Vol. 72, Page 71

Masters Lease No.	102-0103-000
Lessor:	First National Bank of Goose Creek
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/20/41
Recording:	Vol. 72, Page 73

Masters Lease No.	102-0104-000
Lessor:	Ella Ilfrey
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/14/41
Recording:	Vol. 72, Page 75

Masters Lease No.	102-0105-000
Lessor:	Will Wright etal
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/18/41
Recording:	Vol. 72, Page 76

Masters Lease No.	102-0106-000
Lessor:	O K Winfree
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/14/41
Recording:	Vol. 72, Page 77

Masters Lease No.	102-0107-000
Lessor:	L W Massey etal
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/25/41
Recording:	Vol. 72, Page 78

Masters Lease No.	102-0108-000
Lessor:	T F Casey etal
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/16/41
Recording:	Vol. 72, Page 80

Masters Lease No.	102-0109-000
Lessor:	R R. Zierlein
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/16/41
Recording:	Vol. 72, Page 81

Masters Lease No.	102-0110-000
Lessor:	J N Nelson etux
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/17/41
Recording:	Vol. 72, Page 82

Exhibit “A”
Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil
& Gas Corporation, as Buyer.

Masters Lease No.	102-0111-000
Lessor:	S R Williams etal
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/23/41
Recording:	Vol. 72, Page 83

Masters Lease No.	102-0112-000
Lessor:	Vance McLean etal
Lessee:	Humble Oil & Refining Co.
Lease Date:	07/01/41
Recording:	Vol. 72, Page 86

Masters Lease No.	102-0113-000
Lessor:	J N Thornton etal
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/17/41
Recording:	Vol. 72, Page 87

Masters Lease No.	102-0114-000
Lessor:	M W Epperson etux
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/14/41
Recording:	Vol. 72, Page 88

Masters Lease No.	102-0115-000
Lessor:	W W Daniel etux
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/13/41
Recording:	Vol. 72, Page 91

Masters Lease No.	102-0116-000
Lessor:	I R Williams etux
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/16/41
Recording:	Vol. 72, Page 95

Masters Lease No.	102-0117-000
Lessor:	J H Williams etux
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/16/41
Recording:	Vol. 72, Page 96

Masters Lease No.	102-00118-000
Lessor:	J H Williams etux
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/27/41
Recording:	Vol. 72, Page 97

Masters Lease No.	102-0119-000
Lessor:	State of Texas Dept of Highways & Public Transportation
Lessee:	Exxon Corporation
Lease Date:	04/18/79
Recording:	unrecorded

Masters Lease No.	102-0120-000
Lessor:	Kirby Petroleum Co.
Lessee:	Humble Oil & Refining Co.
Lease Date:	05/08/47
Recording:	Vol. 103, Page 34

Exhibit “A”
Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil
& Gas Corporation, as Buyer.

Masters Lease No.	102-0121-000
Lessor:	John G. Schilling etux
Lessee:	Humble Oil & Refining Co.
Lease Date:	09/27/48
Recording:	Vol. 110, Page 499

Masters Lease No.	102-0122-000
Lessor:	Eula Syer etvir
Lessee:	Humble Oil & Refining Co.
Lease Date:	02/14/51
Recording:	Vol. 130, Page 429

Masters Lease No.	102-0123-000
Lessor:	William Clark Richardson etal
Lessee:	Humble Oil & Refining Co.
Lease Date:	02/21/51
Recording:	Vol. 130, Page 587

Masters Lease No.	102-0124-000
Lessor:	Southern Canal Co.
Lessee:	Humble Oil & Refining Co.
Lease Date:	03/09/51
Recording:	Vol. 131, Page 333

Masters Lease No.	102-0125-000
Lessor:	W J Moreau
Lessee:	Humble Oil & Refining Co.
Lease Date:	07/08/54
Recording:	Vol. 159, Page 422

Masters Lease No.	102-0126-000
Lessor:	State of Texas M-103728
Lessee:	Masters Resources LLC
Lease Date:	04/06/04
Recording:	File No. 05 779 431
Description:	40 acres, more or less, being the NW/4 of SE/4 of
SW/2 of Tract 109, Galveston Bay, in the form of a
Square around wellbore bottomhole location identified
By API #42-071-30925 and limited to depths from
Surface to 10,080’ only as shown on applicable
Official submerged area map on file in Texas General
Land Office.

Masters Lease No.	102-0127-000
Lessor:	State of Texas M-103802
Lessee:	Masters Resources LLC
Lease Date:	04/06/04
Recording:	File No. 05 779 437
Description:	40 acres, more or less, being part of SW/2 of Tract 203,
Galveston Bay, in the form of a square around wellbore
Bottomhole located identified by API #42-071-31906 and
Limited to depths from surface to 13,848’ only as shown on
Applicable official submerged area map on file in Texas
General Land Office.

Exhibit “A”
Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil
& Gas Corporation, as Buyer.

Masters Lease No.	102-0128-000
Lessor:	State of Texas M-104722
Lessee:	Masters Resources LLC
Lease Date:	01/18/05
Recording:	File No. 05 769 34
Description:	40 acres, more or less, being the NE/2 of Tract 248,
Galveston Bay, in the form of a square around the
Bottomhole location of well no. 193 identified by
API #42-071-31435 and limited to depths from surface
To 9742’ only as shown on applicable official submerged
Area map on file in the Texas General Land Office.

Masters Lease No.	102-0129-000
Lessor:	Vintage Petroleum Inc.
Lessee:	Masters Resources LLC
Lease Date:	04/01/00
Recording:	File No. 00 460 645

Masters Lease No.	102-0130-000
Lessor:	State of Texas ME 860112
Lessee:	Exxon Corporation
Lease Date:	07/01/96
Recording:	File No. 96 307 813

Masters Lease No.
Lessor:	Exxon Corporation
Lease Date:	05/01/91
Recording:	File No. 95 267 584

Masters Lease No.
Lessor:	Kirby Petroleum
Lease Date:	05/27/49
Recording:	Vol. 115, Page 600

Masters Lease No.
Lessor:	B E Fisher etux
Lease Date:	02/19/51
Recording:	Vol. 130, Page 526

Masters Lease No.
Lessor:	R C Fisher Sr. etux
Lease Date:	02/08/52
Recording:	Vol. 139, Page 210

Masters Lease No.
Lessor:	Joshua W Williams etux
Lease Date:	11/12/36
Recording:	Vol. 57, Page 36

Masters Lease No.
Lessor:	A R Schearer etal
Lease Date:	02/13/51
Recording:	Vol. 130, Page 457

Masters Lease No.
Lessor:	M H Barrow etal
Lease Date:	02/20/51
Recording:	Vol. 130, Page 457

Exhibit “A”
Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil
& Gas Corporation, as Buyer.

Masters Lease No.
Lessor:	R C Lawrence etal
Lease Date:	02/20/84
Recording:	Vol. 131, Page 61

Masters Lease No.
Lessor:	Texas Highway Dept
Lease Date:	04/23/59
Recording:	Rdxing Permit

Masters Lease No.
Lessor:	Chambers County TX
Lease Date:	02/28/74
Recording:	Rdxing Permit

North Point Bolivar, Galveston County, Texas

Masters Lease No.	103-0001-000
Lessor:	State of Texas M-62790
Lessee:	Occidental Petroleum Corp. etal
Lease Date:	12/03/68
Recording:	Vol. 1981, Page 262
Description:	640 acres, more or less, being State Tract 343, Galveston Bay,
N Point Bolivar Field, Galveston Co., TX

Masters Lease No.	103-0002-000
Lessor:	State of Texas SL20010017
Lessee:	Masters Resources LLC
Lease Date:	07/01/06
Recording:	File No. 2006050556

Masters Lease No.	103-0003-000
Lessor:	State of Texas SL 810690
Lessee:	Masters Resources LLC
Lease Date:	02/15/02
Recording:	File No. 2005086265

Masters Lease No.	103-0004-000
Lessor:	State of Texas SL 830006
Lessee:	Masters Resources LLC
Lease Date:	10/03/04
Recording:	File No. 2005013907

Masters Lease No.	103-0005-000
Lessor:	Sun Oil Company
Lessee:	Houston Oil & Minerals
Lease Date:	08/21/73
Recording:	Vol. 350, Page 676

Masters Lease No.	103-0006-000
Lessor:	Sun Oil Company
Lessee:	Houston Oil & Minerals
Lease Date:	08/21/73
Recording:	Vol. 350, Page 665

Exhibit “A”
Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil
& Gas Corporation, as Buyer.

Masters Lease No.	103-0006-001
Lessor:	Houston Oil & Minerals
Lessee:	Enserch Corporation
Lease Date:	01/01/78
Recording:	Vol. 431, Page 684

Masters Lease No.	103-0007-000
Lessor:	Sun Oil Company
Lessee:	Houston Oil & Minerals
Lease Date:	08/21/73
Recording:	Vol. 350, Page 670

Masters Lease No.	103-0008-000
Lessor:	City of Texas City etal
Lessee:	Vintage Pipeline Inc.
Lease Date:	01/01/98
Recording:	unrecorded

Masters Lease No.	103-0009-001
Lessor:	Boyt Realty Company etal
Lessee:	Houston Oil & Minerals
Lease Date:	10/12/72
Recording:	Vol. 2303, Page 367

Masters Lease No.	103-0010-000
Lessor:	Verdia N. Johnson etal
Lessee:	Houston Oil & Minerals
Lease Date:	11/15/72
Recording:	GAC 013871119

Masters Lease No.	103-0011-001
Lessor:	Boyt Realty Company
Lessee:	Houston Oil & Minerals
Lease Date:	10/01/76
Recording:	Vol. 2748, Page 842

Masters Lease No.	103-0011-002
Lessor:	Doyle McDonald
Lessee:	Houston Oil & Minerals
Lease Date:	10/01/76
Recording:	Vol. 2820, Page 438

Masters Lease No.	103-0011-003
Lessor:	Donald M Markle
Lessee:	Houston Oil & Minerals
Lease Date:	10/01/76
Recording:	Vol. 2820, Page 448

Masters Lease No.	103-0011-004
Lessor:	Warren Honey et ux
Lessee:	Houston Oil & Minerals
Lease Date:	10/01/76
Recording:	Vol. 2820, Page 458

Masters Lease No.	103-0011-005
Lessor:	Robert I Cohen III
Lessee:	Houston Oil & Minerals
Lease Date:	10/01/76
Recording:	Vol. 2820, Page 370

Exhibit “A”
Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil
& Gas Corporation, as Buyer.

Masters Lease No.	103-0011-006
Lessor:	Verdia N Johnson etal
Lessee:	Houston Oil & Minerals
Lease Date:	10/01/76
Recording:	Vol. 2820, Page 417

Masters Lease No.	103-0011-007
Lessor:	Elizabeth J W Baker etal
Lessee:	Houston Oil & Minerals
Lease Date:	10/01/76
Recording:	Vol. 2820, Page 379

Masters Lease No.	103-0011-008
Lessor:	Mary C Skewes Cox
Lessee:	Houston Oil & Minerals
Lease Date:	10/01/76
Recording:	Vol. 2820, Page 399

Masters Lease No.	103-0011-009
Lessor:	Sam J Williams Jr etux
Lessee:	Houston Oil & Minerals
Lease Date:	10/01/76
Recording:	Vol. 2820, Page 388

Masters Lease No.	103-0011-010
Lessor:	E E Paramore III
Lessee:	Houston Oil & Minerals
Lease Date:	10/01/76
Recording:	Vol. 2820, Page 408

Masters Lease No.	103-0011-011
Lessor:	Theodore B Stubbs etal
Lessee:	Houston Oil & Minerals
Lease Date:	10/01/76
Recording:	Vol. 2820, Page 428

Masters Lease No.	103-0012-000
Lessor:	State of Texas ME 800068
Lessee:	Masters Resources LLC
Lease Date:	04/01/00
Recording:	File No. 2004060884

Masters Lease No.	103-0013-000
Lessor:	State of Texas ME 870079
Lessee:	Masters Resources LLC
Lease Date:	04/01/97
Recording:	File No. 011892677

Masters Lease No.	103-0014-000
Lessor:	State of Texas ME 880120
Lessee:	Masters Resources LLC
Lease Date:	10/01/98
Recording:	File No. 013230708

Masters Lease No.	103-0015-000
Lessor:	State of Texas ME 880121
Lessee:	Masters Resources LLC
Lease Date:	10/01/98
Recording:	File No. 012990535

Exhibit “A”
Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil
& Gas Corporation, as Buyer.

Masters Lease No.	103-0016-000
Lessor:	State of Texas ME 880122
Lessee:	Masters Resources LLC
Lease Date:	10/01/98
Recording:	File No. 012990538

Masters Lease No.	103-0017-000
Lessor:	State of Texas ME 800066
Lessee:	Masters Resources LLC
Lease Date:	04/01/00
Recording:	File No. 2004060882

Masters Lease No.	103-0018-000
Lessor:	State of Texas ME 800067
Lessee:	Masters Resources LLC
Lease Date:	04/01/00
Recording:	File No. 2004060883

Masters Lease No.	103-0019-000
Lessor:	State of Texas ME 880140
Lessee:	Masters Resources LLC
Lease Date:	11/01/98
Recording:	File No. 013230713

Masters Lease No.	103-0020-000
Lessor:	State of Texas ME 890021
Lessee:	Masters Resources LLC
Lease Date:	03/01/99
Recording:	File No. 013931443

Masters Lease No.	103-0021-000
Lessor:	State of Texas ME 890220
Lessee:	Masters Resources LLC
Lease Date:	10/01/99
Recording:	File No. 2004060881

Masters Lease No.	103-0022-000
Lessor:	State of Texas M-104262
Lessee:	Masters Resources LLC
Lease Date:	10/19/04
Recording:	GAC 2004082554
Description:	210 acres, more or less, being all of Tract 135A, Galveston
Bay, as shown on applicable official submerged area map
on file in Texas General Land Office.

Masters Lease No.	103-0023-000
Lessor:	State of Texas M-104264
Lessee:	Masters Resources LLC
Lease Date:	10/19/04
Recording:	File No. 2004082555
Description:	550 acres, more or less, being all of Tract 342, Galveston
Bay, as shown on applicable official submerged area map
on file in the Texas General Land Office.

Exhibit “A”
Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil
& Gas Corporation, as Buyer.

Masters Lease No.	103-0024-000
Lessor:	State of Texas M-104644
Lessee:	Erskine Energy Partners LP
Lease Date:	01/18/05
Recording:	File No. 2005024321
Description:	350 acres, more or less, being the North 350 acres of Tract 134-A, Galveston Bay, as shown on applicable official submerged area map on file in the Texas General Land Office.

Masters Lease No.	103-0025-000
Lessor:	State of Texas M-104653
Lessee:	Erskine Energy Partners LP
Lease Date:	01/18/05
Recording:	File No. 2005024320
Description:	320 acres, more or less, being the SW/2 of Tract 339, Galveston Bay, as shown on applicable official submerged area map on file in the Texas General Land Office.

Masters Lease No.	103-0026-000
Lessor:	State of Texas M-104654
Lessee:	Erskine Energy Partners LP
Lease Date:	01/18/05
Recording:	File No. 2005024319
Description:	320 acres, more or less, being the SW/2 of Tract 340, Galveston Bay, as shown on applicable official submerged area map on file in the Texas General Land Office.

Masters Lease No.	103-0027-000
Lessor:	State of Texas M-104655
Lessee:	Erskine Energy Partners LP
Lease Date:	01/18/05
Recording:	File No. 2005024318
Description	400 acres, more or less, being all of Tract 341, Galveston Bay, as shown on applicable official submerged area map on file in the Texas General Land Office.

Dorado Prospect, Chambers Co., TX

Masters Lease No.	110-0001-000
Lessor:	State of Texas M-105424
Lessee:	Davis Petroleum Corp.
Lease Date:	07/19/05
Recording:	File No. 05 812 564
Description	320 acres, more or less, being the SW/2 of Tract 204, Galveston Bay, as shown on applicable official submerged area map on file in the Texas General Land Office.

Masters Lease No.	110-0002-000
Lessor:	State of Texas M-105367
Lessee:	Davis Petroleum Corp.
Lease Date:	07/19/05
Recording:	File No. 05 812 570
Description	320 acres, more or less, being the SW/2 of Tract 203, Galveston Bay, as shown on applicable official submerged area map on file in the Texas General Land Office.

Exhibit “A”
Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil
& Gas Corporation, as Buyer.

Masters Lease No.	110-0003-000
Lessor:	State of Texas M-105366
Lessee:	Davis Petroleum Corp.
Lease Date:	07/19/05
Recording:	File No. 05 812 576
Description	320 acres, more or less, being the SW/2 of Tract 202, Galveston Bay, as shown on applicable official submerged area map on file in the Texas General Land Office.

Masters Lease No.	110-0004-000
Lessor:	State of Texas M-103023
Lessee:	Roger A. Soape Inc.
Lease Date:	04/15/03
Recording:	File No. 03 621 266
Description	320 acres, more or less, being the NE/2 of Tract 132, Galveston Bay, as shown on applicable official submerged area map on file in the Texas General Land Office.

Masters Lease No.	110-0005-000
Lessor:	State of Texas M-103024
Lessee:	Roger A. Soape Inc.
Lease Date:	04/15/03
Recording:	File No. 03 621 260
Description	320 acres, more or less, being the SW/2 of Tract 132, Galveston Bay, as shown on applicable official submerged area map on file in the Texas General Land Office.

Masters Lease No.	110-0006-000
Lessor:	State of Texas M-104641
Lessee:	Davis Petroleum Corp.
Lease Date:	01/18/05
Recording:	File No. 05 777 3
Description	320 acres, more or less, being the SW/2 of Tract 113, Galveston Bay, as shown on applicable official submerged area map on file in the Texas General Land Office.

Masters Lease No.	110-0007-000
Lessor:	State of Texas M-104823
Lessee:	Davis Petroleum Corp.
Lease Date:	04/05/05
Recording:	File No. 05 794 279
Description	320 acres, more or less, being the SW/2 of Tract 133, Galveston Bay, as shown on applicable official submerged area map on file in the Texas General Land Office.

Masters Lease No.	110-0008-000
Lessor:	State of Texas M-104824
Lessee:	Davis Petroleum Corp.
Lease Date:	04/05/05
Recording:	File No. 05 794 273
Description	320 acres, more or less, being the NE/2 of Tract 203, Galveston Bay, as shown on applicable official submerged area map on file in the Texas General Land Office.

Exhibit “A”
Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil
& Gas Corporation, as Buyer.

CEDAR POINT, Chambers Co., TX

Lessor:	USX Corporation
Lessee:	Vintage Petroleum Inc.
Dated:	11/17/00
Recorded:	File No. 00 480 113
(Pipeline Easement - USX Hematite Unit #1 Well #2)

Exhibit “A”
Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil
& Gas Corporation, as Buyer.

FEE PROPERTIES

Masters Lease No.	FEE -102-0001
Lessor:	Vintage Petroleum
Lessee:	Humble Oil & Refining Co.
Lease Date:	12/01/02
Recording:

Masters Lease No.	FEE -102-0002
Lessor:	Vintage Petroleum
Lessee:	Humble Oil & Refining Co.
Lease Date:	04/01/00
Recording:

Exhibit "B"
Attached to made a part of Purchase and Sale Agreement effective October 1, 2006 between Masters Resources LLC and Masters Oil Gas LLC, Sellers and Tekoil Gas Corporation, as buyer

Field Name	Property Name	County/Parish	State	Operator	GWI	NRI	Remarks

TRINITY BAY

22-23A #75D, F, H	75F	Chambers	TX	Masters Resources	1.00000000	0.84500000
26-27B #13	13	Chambers	TX	Masters Resources	1.00000000	0.84500000
26-27A #63D	63D	Chambers	TX	Masters Resources	1.00000000	0.84500000
22-23A #69D	69D	Chambers	TX	Masters Resources	1.00000000	0.84500000
22-23A #135	135	Chambers	TX	Masters Resources	1.00000000	0.84500000
26-27A #1	1	Chambers	TX	Masters Resources	1.00000000	0.84500000
26-27A #10 SWD	10	Chambers	TX	Masters Resources	1.00000000	-
25A #9	9	Chambers	TX	Masters Resources	1.00000000	0.84500000
26-27B #120 SWD	120	Chambers	TX	Masters Resources	1.00000000	-
18-19C #64	64	Chambers	TX	Masters Resources	1.00000000	0.84500000
22-23B #12	12	Chambers	TX	Masters Resources	1.00000000	0.84500000
22-23B #19	19	Chambers	TX	Masters Resources	1.00000000	0.84500000
29B #22	22	Chambers	TX	Masters Resources	1.00000000	0.84500000
28B #28	28	Chambers	TX	Masters Resources	1.00000000	0.84500000
25A #29	29	Chambers	TX	Masters Resources	1.00000000	0.84500000
18-19B #32	32	Chambers	TX	Masters Resources	1.00000000	0.84500000
22-23A #34	34	Chambers	TX	Masters Resources	1.00000000	0.84500000
22-23B #35	35	Chambers	TX	Masters Resources	1.00000000	0.84500000
18-19B #37	37	Chambers	TX	Masters Resources	1.00000000	0.84500000
26-27A #38	38	Chambers	TX	Masters Resources	1.00000000	0.84500000
	39	Chambers	TX	Masters Resources	1.00000000	0.84500000
22-23A #42	42	Chambers	TX	Masters Resources	1.00000000	0.84500000
	48	Chambers	TX	Masters Resources	1.00000000	0.84500000
22-23B #51	51	Chambers	TX	Masters Resources	1.00000000	0.84500000
22-23C #53	53	Chambers	TX	Masters Resources	1.00000000	0.84500000
22-23B #55	55	Chambers	TX	Masters Resources	1.00000000	0.84500000
	63F	Chambers	TX	Masters Resources	1.00000000	0.84500000
18-19C #68	68	Chambers	TX	Masters Resources	1.00000000	0.84500000
	69F	Chambers	TX	Masters Resources	1.00000000	0.84500000
	73	Chambers	TX	Masters Resources	1.00000000	0.84500000
	74D	Chambers	TX	Masters Resources	1.00000000	0.84500000
	74F	Chambers	TX	Masters Resources	1.00000000	0.84500000
	74H	Chambers	TX	Masters Resources	1.00000000	0.84500000
22-23 #75D,F,H	75D	Chambers	TX	Masters Resources	1.00000000	0.84500000
22-23A #76D, F	76D	Chambers	TX	Masters Resources	1.00000000	0.84500000
" "	76F	Chambers	TX	Masters Resources	1.00000000	0.84500000
	76H	Chambers	TX	Masters Resources	1.00000000	0.84500000
28A #78D	78D	Chambers	TX	Masters Resources	1.00000000	0.84500000

1

Exhibit "B"
Attached to made a part of Purchase and Sale Agreement effective October 1, 2006 between Masters Resources LLC and Masters Oil Gas LLC, Sellers and Tekoil Gas Corporation, as buyer

	78F	Chambers	TX	Masters Resources	1.00000000	0.84500000
	79D	Chambers	TX	Masters Resources	1.00000000	0.84500000
	79F	Chambers	TX	Masters Resources	1.00000000	0.84500000
	79H	Chambers	TX	Masters Resources	1.00000000	0.84500000
	85D	Chambers	TX	Masters Resources	1.00000000	0.84500000
22-23B #85F	85F	Chambers	TX	Masters Resources	1.00000000	0.84500000
	85H	Chambers	TX	Masters Resources	1.00000000	0.84500000
	87D	Chambers	TX	Masters Resources	1.00000000	0.84500000
	87F	Chambers	TX	Masters Resources	1.00000000	0.84500000
	87H	Chambers	TX	Masters Resources	1.00000000	0.84500000
	92	Chambers	TX	Masters Resources	1.00000000	0.84500000
	95D	Chambers	TX	Masters Resources	1.00000000	0.84500000
	95H	Chambers	TX	Masters Resources	1.00000000	0.84500000
	95J	Chambers	TX	Masters Resources	1.00000000	0.84500000
	100D	Chambers	TX	Masters Resources	1.00000000	0.84500000
	100F	Chambers	TX	Masters Resources	1.00000000	0.84500000
	105D	Chambers	TX	Masters Resources	1.00000000	0.84500000
	105F	Chambers	TX	Masters Resources	1.00000000	0.84500000
	106D	Chambers	TX	Masters Resources	1.00000000	0.84500000
	106F	Chambers	TX	Masters Resources	1.00000000	0.84500000
22-23A #108D	108D	Chambers	TX	Masters Resources	1.00000000	0.84500000
	108F	Chambers	TX	Masters Resources	1.00000000	0.84500000
	108H	Chambers	TX	Masters Resources	1.00000000	0.84500000
	109D	Chambers	TX	Masters Resources	1.00000000	0.84500000
	109F	Chambers	TX	Masters Resources	1.00000000	0.84500000
	109H	Chambers	TX	Masters Resources	1.00000000	0.84500000
	111D	Chambers	TX	Masters Resources	1.00000000	0.84500000
	111F	Chambers	TX	Masters Resources	1.00000000	0.84500000
	112D	Chambers	TX	Masters Resources	1.00000000	0.84500000
	112F	Chambers	TX	Masters Resources	1.00000000	0.84500000
	112H	Chambers	TX	Masters Resources	1.00000000	0.84500000
18-19B #113D	113D	Chambers	TX	Masters Resources	1.00000000	0.84500000
	113F	Chambers	TX	Masters Resources	1.00000000	0.84500000
28A #115	115	Chambers	TX	Masters Resources	1.00000000	0.84500000
	116D	Chambers	TX	Masters Resources	1.00000000	0.84500000
22-23A #116F	116F	Chambers	TX	Masters Resources	1.00000000	0.84500000
29-32A #119 SWD	119	Chambers	TX	Masters Resources	1.00000000	0.84500000
25A #122	122	Chambers	TX	Masters Resources	1.00000000	0.84500000
28B #123	123	Chambers	TX	Masters Resources	1.00000000	0.84500000
28B #124	124	Chambers	TX	Masters Resources	1.00000000	0.84500000
22-23A #130	130	Chambers	TX	Masters Resources	1.00000000	0.84500000
22-23A #131	131	Chambers	TX	Masters Resources	1.00000000	0.84500000

2

Exhibit "B"
Attached to made a part of Purchase and Sale Agreement effective October 1, 2006 between Masters Resources LLC and Masters Oil Gas LLC, Sellers and Tekoil Gas Corporation, as buyer

25A #133	133	Chambers	TX	Masters Resources	1.00000000	0.84500000
	72	Chambers	TX	Masters Resources	1.00000000	0.84500000
	2	Chambers	TX	Masters Resources	1.00000000	0.84500000
	3	Chambers	TX	Masters Resources	1.00000000	0.84500000
	4	Chambers	TX	Masters Resources	1.00000000	0.84500000
	5C	Chambers	TX	Masters Resources	1.00000000	0.84500000
	6	Chambers	TX	Masters Resources	1.00000000	0.84500000
	7	Chambers	TX	Masters Resources	1.00000000	0.84500000
	8	Chambers	TX	Masters Resources	1.00000000	0.84500000
	11	Chambers	TX	Masters Resources	1.00000000	0.84500000
	14	Chambers	TX	Masters Resources	1.00000000	0.84500000
	15	Chambers	TX	Masters Resources	1.00000000	0.84500000
	16	Chambers	TX	Masters Resources	1.00000000	0.84500000
	17	Chambers	TX	Masters Resources	1.00000000	0.84500000
	18	Chambers	TX	Masters Resources	1.00000000	0.84500000
	20	Chambers	TX	Masters Resources	1.00000000	0.84500000
	21	Chambers	TX	Masters Resources	1.00000000	0.84500000
	23	Chambers	TX	Masters Resources	1.00000000	0.84500000
	24	Chambers	TX	Masters Resources	1.00000000	0.84500000
	25	Chambers	TX	Masters Resources	1.00000000	0.84500000
	26	Chambers	TX	Masters Resources	1.00000000	0.84500000
	27	Chambers	TX	Masters Resources	1.00000000	0.84500000
	28	Chambers	TX	Masters Resources	1.00000000	0.84500000
	30	Chambers	TX	Masters Resources	1.00000000	0.84500000
	31	Chambers	TX	Masters Resources	1.00000000	0.84500000
	33	Chambers	TX	Masters Resources	1.00000000	0.84500000
	36	Chambers	TX	Masters Resources	1.00000000	0.84500000
	40	Chambers	TX	Masters Resources	1.00000000	0.84500000
	41	Chambers	TX	Masters Resources	1.00000000	0.84500000
	43	Chambers	TX	Masters Resources	1.00000000	0.84500000
	44	Chambers	TX	Masters Resources	1.00000000	0.84500000
	45	Chambers	TX	Masters Resources	1.00000000	0.84500000
	46	Chambers	TX	Masters Resources	1.00000000	0.84500000
	47	Chambers	TX	Masters Resources	1.00000000	0.84500000
	49	Chambers	TX	Masters Resources	1.00000000	0.84500000
28A #50	50	Chambers	TX	Masters Resources	1.00000000	0.84500000
	52	Chambers	TX	Masters Resources	1.00000000	0.84500000
	54	Chambers	TX	Masters Resources	1.00000000	0.84500000
	56	Chambers	TX	Masters Resources	1.00000000	0.84500000
	57	Chambers	TX	Masters Resources	1.00000000	0.84500000
	58	Chambers	TX	Masters Resources	1.00000000	0.84500000
	59	Chambers	TX	Masters Resources	1.00000000	0.84500000

3

Exhibit "B"
Attached to made a part of Purchase and Sale Agreement effective October 1, 2006 between Masters Resources LLC and Masters Oil Gas LLC, Sellers and Tekoil Gas Corporation, as buyer

60	Chambers	TX	Masters Resources	1.00000000	0.84500000
61	Chambers	TX	Masters Resources	1.00000000	0.84500000
62	Chambers	TX	Masters Resources	1.00000000	0.84500000
65	Chambers	TX	Masters Resources	1.00000000	0.84500000
66	Chambers	TX	Masters Resources	1.00000000	0.84500000
67	Chambers	TX	Masters Resources	1.00000000	0.84500000
70	Chambers	TX	Masters Resources	1.00000000	0.84500000
71	Chambers	TX	Masters Resources	1.00000000	0.84500000
77	Chambers	TX	Masters Resources	1.00000000	0.84500000
80	Chambers	TX	Masters Resources	1.00000000	0.84500000
81	Chambers	TX	Masters Resources	1.00000000	0.84500000
82	Chambers	TX	Masters Resources	1.00000000	0.84500000
83	Chambers	TX	Masters Resources	1.00000000	0.84500000
84	Chambers	TX	Masters Resources	1.00000000	0.84500000
86	Chambers	TX	Masters Resources	1.00000000	0.84500000
88	Chambers	TX	Masters Resources	1.00000000	0.84500000
58	Chambers	TX	Masters Resources	1.00000000	0.84500000
89	Chambers	TX	Masters Resources	1.00000000	0.84500000
90	Chambers	TX	Masters Resources	1.00000000	0.84500000
91	Chambers	TX	Masters Resources	1.00000000	0.84500000
93	Chambers	TX	Masters Resources	1.00000000	0.84500000
94	Chambers	TX	Masters Resources	1.00000000	0.84500000
96	Chambers	TX	Masters Resources	1.00000000	0.84500000
97	Chambers	TX	Masters Resources	1.00000000	0.84500000
98	Chambers	TX	Masters Resources	1.00000000	0.84500000
99	Chambers	TX	Masters Resources	1.00000000	0.84500000
101	Chambers	TX	Masters Resources	1.00000000	0.84500000
102	Chambers	TX	Masters Resources	1.00000000	0.84500000
103	Chambers	TX	Masters Resources	1.00000000	0.84500000
104	Chambers	TX	Masters Resources	1.00000000	0.84500000
107	Chambers	TX	Masters Resources	1.00000000	0.84500000
110	Chambers	TX	Masters Resources	1.00000000	0.84500000
114	Chambers	TX	Masters Resources	1.00000000	0.84500000
117	Chambers	TX	Masters Resources	1.00000000	0.84500000
118	Chambers	TX	Masters Resources	1.00000000	0.84500000
121	Chambers	TX	Masters Resources	1.00000000	0.84500000
125	Chambers	TX	Masters Resources	1.00000000	0.84500000
126	Chambers	TX	Masters Resources	1.00000000	0.84500000
127	Chambers	TX	Masters Resources	1.00000000	0.84500000
128	Chambers	TX	Masters Resources	1.00000000	0.84500000
129	Chambers	TX	Masters Resources	1.00000000	0.84500000
132	Chambers	TX	Masters Resources	1.00000000	0.84500000

4

Exhibit "B"
Attached to made a part of Purchase and Sale Agreement effective October 1, 2006 between Masters Resources LLC and Masters Oil Gas LLC, Sellers and Tekoil Gas Corporation, as buyer

	134	Chambers	TX	Masters Resources	1.00000000	0.84500000
	72	Chambers	TX	Masters Resources	1.00000000	0.84500000
22-23A #75D, F, H	75-H	Chambers	TX	Masters Resources	1.00000000	0.84500000
	95-F	Chambers	TX	Masters Resources	1.00000000	0.84500000
FISHERS REEF

FR State Tr 9-12A #1	FR State Tr 9-12A	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.83333333
Fishers Reef Unit 1	FR Field UT 1 #010	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.83333333
Fishers Reef Unit 1 #112	FR Field UT 1 #112	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.83333333
	FR Field UT 1 #089-F	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.83333333
	FR Field UT 1 #012	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.83333333
	FR Field UT 1 #114	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.83333333
	FR Field UT 1 #115	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.83333333
	FR Field UT 1 #089-D	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.83333333
	FR Field UT2 #070-D	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.83333333
	FR Field UT 2 #067-H	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.83333333
	FR Field UT 2 #068-F	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.83333333
Fisher Reef ST1-4B #67D	FR Tract 1-4B #67-D	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.83333333
	FR Tract 1-4B #68-D	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.83333333
Fishers Reef ST 1-4B #67F	FR Tract 1-4B #67-F	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.83333333
Fishers Reef ST1-4B #68H	FR Tract 1-4B #68-H	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.83333333
Fishers Reef ST1-4B #70F	FR Tract 1-4B #70-F	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.83333333
Fishers Reef ST 1-4B #70H	FR Tract 1-4B #70-H	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.83333333
Fishers Reef ST 46 #84F	FR Tract 46 #84-F	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.83333333
Fishers Reef ST46 #84D	FR Tract 46 #84-D	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.83333333
Fishers Reef ST 46 #59D	FR Tract 46 #59-D	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.83333333
Fishers Reef ST 46 #59F	FR Tract 46 #59-F	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.83333333
Fishers Reef ST 46 #2	FR Tract 46 #02	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.83333333
Fishers Reef ST 46 #51	FR Tract 46 #51	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.83333333
Fishers Reef ST5-8B #104	FR Tract 5-8B #104	Chambers	TX	Masters Oil & Gas LLC	1.00000000
Fishers Reef ST9-12B #110L	FR Tract 9-12B #110-L	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.87500000
Fishers Reef ST9-12B #110U	FR Tract 9-12B #110-U	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.81666700
Fishers Reef ST13-16A #1	FR Tract 13-16 A #1	Chambers	TX	Masters Oil & Gas LLC	1.00000000
Fishers Reef ST1-4A #1	State Tract 1-4A	Chambers	TX	Masters Oil & Gas LLC	0.81250000	0.64829653	O&G 41.25%; Res 40%
Fishers Reef ST2-3A #1	State Tract 2-3A	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.75562500
Fishers Reef ST46 #1	State Tract 46 #1	Chambers	TX	Masters Oil & Gas LLC	0.75000000	0.55842570
Fishers Reef ST6-7A #1	State Tract 6-7A	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.80000000
Fishers Reef ST9-12B #1	State Tract 9-12 B #1	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.83215625
		Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.83333333
	Fishers Reef ST 1-4A #89D	Chambers	TX	Masters Oil & Gas LLC	0.81250000	0.64829653
	Fishers Reef ST1-4B #70D	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.83333333
	Fishers Reef ST1-4B #67H	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.83333333

5

Exhibit "B"
Attached to made a part of Purchase and Sale Agreement effective October 1, 2006 between Masters Resources LLC and Masters Oil Gas LLC, Sellers and Tekoil Gas Corporation, as buyer

	Fishers Reef ST1-4B #68F	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.83333333
	Fishers Reef ST 5-8A #1	Chambers	TX	Erskine Energy	0.17730000	0.13290000	APO = 31.68% WI/ 23.76% NRI
	Fishers Reef ST 5-8A #2	Chambers	TX	Erskine Energy	0.30000000	0.23400000
	Fishers Reef ST 6-7A #1	Chambers	TX	Erskine Energy	0.12500000	0.09375000	APO = 30% WI/ 22.5% NRI

RED FISH REEF
RFR Frio 4
	Red Fish Reef Frio 4 SU 1	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.87500000

RFR Tract 248
	Red Fish Reef ST 248 #3	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.85416700
	Red Fish Reef ST248 #193	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.85416700
RFR Tract 223
Red Fish Reef ST223 #8	RFR 223, Well 8	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.85416700
RFR Tract 224
Red Fish Reef ST224 #141L	RFR 224, Well 141L	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.87500000
	RFR 224, Well 161D	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.87500000
	RFR 224, Well 161H	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.87500000
Red Fish Reef ST 224 #141U	RFR 224, Well 141U	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.87500000
Red Fish Reef ST224 #185	RFR 224, Well 185	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.87500000
Red Fish Reef ST 224 #131	RFR 224, Well 131	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.87500000
	Red Fish Reef ST 224 #42	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.87500000
	Red Fish Reef ST224 #24	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.87500000
	Red Fish Reef ST224 #34	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.87500000
	Red Fish Reef ST224 #176	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.87500000
	Red Fish Reef ST224 #179	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.87500000
	Red Fish Reef ST224 #178	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.87500000
	Red Fish Reef ST224 #211	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.87500000
RFR Tract 263
	Red Fish Reef ST 263 #47	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.85416700
RFR Tract 247
Red Fish Reef ST247 #175L	RFR 247, Well 175L	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.85416700
	RFR 247, Well 175U	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.85416700
Red Fish Reef ST247 #154D	RFR 247, Well 154DF	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.85416700
Red Fish Reef ST247 #144	RFR 247, Well 144	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.85416700
Red Fish Reef ST247 #188	RFR 247, Well 188	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.85416700
Red Fish Reef ST247 #23	RFR 247, Well 23	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.85416700
Red Fish Reef ST247 #199	RFR 247, Well 199	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.85416700
Red Fish Reef ST247 #192	RFR 247, Well 192	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.85416700
	RFR 247, Well 175L	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.85416700
	RFR 247, Well 23	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.85416700
	Red Fish Reef ST247 #106 oil	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.85416700

6

Exhibit "B"
Attached to made a part of Purchase and Sale Agreement effective October 1, 2006 between Masters Resources LLC and Masters Oil Gas LLC, Sellers and Tekoil Gas Corporation, as buyer

	Red Fish Reef ST247 #106 gas				1.00000000	0.87500000
	Red Fish Reef ST247 #119	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.85416700
	Red Fish Reef ST247 #21	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.85416700
	Red Fish Reef ST247 #152	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.85416700
	Red Fish Reef ST247 #191	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.85416700
	Red Fish Reef ST247 #198	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.85416700
	Red Fish Reef ST247 #212	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.85416700
RFR Tract 225
Red Fish Reef ST225 #170F	RFR 225, Well 170F	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.85416700
	RFR 225, Well 132	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.85416700
	RFR 225, Well 190	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.85416700
	Red Fish Reef ST 225 #166	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.85416700
	Red Fish Reef ST 225 #50	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.85416700
	Red Fish Reef ST 225 #46	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.85416700
	Red Fish Reef ST 225 #139	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.85416700
	Red Fish Reef ST225 #73	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.85416700
	Red Fish Reef ST225 #170D	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.85416700
	Red Fish Reef ST225 #184 gas	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.85416700
	Red Fish Reef ST225 #184 oil				1.00000000	0.85416700
	Red Fish Reef ST225 #187	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.85416700
RFR Tract 246
Red Fish Reef ST246 #2	RFR 246, Well 2	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.85416700
	RFR 246, Well 174F	Chambers	TX	Masters Oil & Gas LLC		0.85416700
	RFR 246, Well 73	Chambers	TX	Masters Oil & Gas LLC		0.85416700
Red Fish Reef ST246 #181	RFR 246, Well 181	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.85416700
Red Fish Reef ST246 #182	RFR 246, Well 182	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.85416700
Red Fish Reef ST246 #213	RFR 246, Well 213	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.85416700
	RFR 246, Well 182	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.85416700
	Red Fish Reef ST246 #120	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.85416700
	Red Fish Reef ST246 #183	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.85416700
	Red Fish Reef ST246 #197	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.85416700
	Red Fish Reef ST246 #194	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.85416700
	Red Fish Reef ST246 #1	Chambers	TX	Palace	0.00000000	0.06416700	(ORRI)
RFR Tract 200
Red Fish Reef ST200 #195	RFR 200 Well 195 gas	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.87500000
	RFR 200 Well 195 oil				1.00000000	0.85416700
	Red Fish Reef ST200 #186	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.87500000
	Red Fish Reef ST200 #200	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.87500000
RFR Tract 204
Red Fish Reef ST 204 #125	RFR 204, Well 125, Frio 15	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.87500000
	Red Fish Reef ST204 #196	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.87500000

7

Exhibit "B"
Attached to made a part of Purchase and Sale Agreement effective October 1, 2006 between Masters Resources LLC and Masters Oil Gas LLC, Sellers and Tekoil Gas Corporation, as buyer

RFR Frio 15 GU
	RFR 15 GU, Well 139, South Frio 15	Chambers/Galveston	TX	Masters Oil & Gas LLC	1.00000000	0.83333333
	RFR 15 GU , Well 46, South Frio 15	Chambers/Galveston	TX	Masters Oil & Gas LLC	1.00000000	0.83333333
	RFR 15 GU, Well 183, South Frio 15	Chambers/Galveston	TX	Masters Oil & Gas LLC	1.00000000	0.83333333
	RFR 15 GU, Well 184, South Frio 15	Chambers/Galveston	TX	Masters Oil & Gas LLC	1.00000000	0.83333333
	RFR 15 GU, Well 187, South Frio 15	Chambers/Galveston	TX	Masters Oil & Gas LLC	1.00000000	0.83333333
	RFR 15 GU, Well 198, FB A-2, Frio 15B	Chambers/Galveston	TX	Masters Oil & Gas LLC	1.00000000	0.83333333
RFR Tract 199
	RFR Tract 199 (GB)	Chambers/Galveston	TX		0.45750000	0.32025000
Nicor- RFR 204
Red Fish Reef ST204 #1	RFR 204 #1	Chambers	TX	Scana Expl		0.17500000

	State Tract 288 #1	Chambers	TX	El Tres Exploration		0.01250980
	State Tract 204 #1	Chambers	TX	Masters Oil & Gas LLC	1.00000000	0.85312500
RFR Tract 245
	Red Fish Reef ST245 #109	Chambers	TX	Masters Oil & Gas LLC	1.00000000

N PT BOLIVAR

42-30855	State Tract 343 #14	Galveston	TX	Masters Resources LLC	1.00000000	0.75000013
42-30640	State Tract 343 #16	Galveston		Masters Resources LLC	1.00000000	0.75000013
42-31049	State Tract 343 #18	Galveston		Masters Resources LLC	1.00000000	0.75000013
42-30339	State Tract 343 #9	Galveston		Masters Resources LLC	1.00000000	0.75000013
	State Tract 343 #1D	Galveston	TX	Masters Resources LLC	1.00000000	0.75000013
42-31203	State Tract 343 #20	Galveston		Masters Resources LLC	1.00000000	0.75000013
42-30110	State Tract 343 #5	Galveston		Masters Resources LLC	1.00000000	0.75000013
42-30118	N Pt Bolivar ST 135A #6	Galveston		Masters Resources LLC	1.00000000	0.00000000
42-30038	State Tract 343 #1	SWD		Masters Resources LLC	1.00000000	0.00000000
42-00011,42-00012	N Pt Bolivar ST 342	Galveston		Masters Resources LLC	1.00000000	0.00000000
42-00017	N Pt Bolivar Facility	Galveston		Masters Resources LLC	1.00000000	0.00000000
42-00057	N Pt Bolivar Boat Dock	Galveston		Masters Resources LLC	1.00000000	0.00000000
	State Tract 343 #1	Galveston	TX	Erskine Energy	0.00000000	0.00000000	APO only - 17.5 % WI/ 12.775% NRI

DORADO

	State Tract 132 Unit	Chambers	TX	Davis Petroleum Corp.	0.05000000	0.03700000

8

Exhibit "B"
Attached to made a part of Purchase and Sale Agreement effective October 1, 2006 between Masters Resources LLC and Masters Oil Gas LLC, Sellers and Tekoil Gas Corporation, as buyer

Cedar Pt/Hematite
	Sterling #1	Carizzo	0.43548387
	Sterling #2	Carizzo
	USX Hematite Unit #1	Carizzo	0.37500000	0.28549810
	US Hematite Unit #1 Well #2	Carizzo	0.37500000	0.28549810
	USX Hematite Unit #1 Well #4	Carizzo

	Point Barrow SWD #1	Masters	1.00000000	0.00000000

9

Exhibit “C”
Attached to and made a part of Purchase and Sale Agreement dated effective
October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

N Point Bolivar

LC-103-0005	Exploration Agrmt & JOA dtd 12/21/04 btwn Masters Resources LLC & Erskine Energy LLC

LC-103-0014
Barge Dock & Surface Use Agrmt dtd eff 9/22/06 btwn Masters Resources LLC, St. Mary Land & Expl Co. & Erskine Energy Partners II LP LLC covering barge dock facility at Goat Island, ST 342 (Expires 9/22/2011)

GC-103-0008	Production Handling Agrmt dtd October 11, 2006 btwn St. Mary Land & Expl Co & Masters Resources LLC (ST 342)

Dorado

LC-110-0001	E/A & JOA dtd 4/21/05 btwn Davis Petroleum Corp. & Masters Resources LLC covering ST 113/132/133/203

LC-110-0004	JOA dtd 6/1/06 btwn Davis Petroleum Corp & Masters Resources LLC covering ST 204 Unit

Fishers Reef

LC-101-0016	Exploration Agreement & JOA dtd 1/31/05 btwn Masters Resources LLC & Erskine Energy Partners LP & Erskine Energy LLC covering State Tract 2-3A Unit (M-96828 & M-96829)

LC-101-0023	Exploration Agreement dtd 2/23/05 btwn Masters Resources LLC & Erskine Energy Partners, LP & Erskine Energy LLC Covering State Tract 6-7A

LC-101-0024	Exploration Agreement & O/A dtd 6/30/05 btwn Masters Resources LLC & Masters Oil & Gas LLC & Erskine Energy Partners LP, Erskine Energy LLC covering State Tract 5-8A

Letter Agreement dtd 6/20/05 btwn Masters Resources LLC & Palace Exploration Co. etal

Letter Agreement dtd 7/11/05 btwn Masters Resources LLC, Erskine Energy Partners etal & Palace Exploration Co.

GC-101-0003	Gas Transportation Contract dated 5/22/06 between Masters Resources LLC and Erskine Energy Partners II LP
(ST 5-8A #1, #2, ST 6-7A #1 wells)

GC-101-0004	Crude Oil Gathering Contract dated 5/22/06 between Masters Resources LLC and Erskine Energy Partners II LP
(ST 5-8A #1, #2, ST 6-7A #1 wells)

Red Fish Reef

LC-102-0002	Term Acreage Agreement dtd 4/19/01 btwn Masters Resources LLC & Alcorn-Texana Resources etal

Subject to one or more Amendments to Lease of varying dates providing for the addition to the lease of rework and/or shut-in gas well clauses.

Exhibit “C”
Attached to and made a part of Purchase and Sale Agreement dated effective
October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Subject to Pooling Agreement dated 10/6/98 covering 320 acres of State Tract 2-3A - 3A (State Tract 2-3A Unit #1) recorded under File No. 98 395 730, Chambers Co., TX

Subject to Pooling Agreement dated 9/15/98 covering 320 acres being 110 acres of State Tract 2-3A -3A, 75 acres of State Tract 46 and 135 acres of State Tract 47 (State Tract 46 No. 1) recorded under File No. 00 453 686.

Subject to Pooling Agreement dated 12/11/01 covering 320 acres being 76 acres out of State Tract 1-4A, 152 acres out of State Tract 5-8A, 80 acres out of State Tract 2-3A, 90 acres out of State Tract 2-3A, 40 acres out of State Tract 6-7A (State Tract 1-4A Unit).

Subject to Participation and Farmout Agreement dated 3/6/00 between Vintage Petroleum Inc. and Davis Petroleum Corp.

Subject to JOA dated 6/20/00 between Vintage Petroleum Inc., Palace Exploration Co., Davis Petroleum Corp., Andex Resources LLC covering land within Pooled Unit for State Tract 1-4A No. 1 well (State Tract 1-4A No. 1 well).

Subject to JOA dated 3/6/00 between Vintage Petroleum Inc., Palace Exploration Co., Davis Petroleum Corp., and Andex Resources LLC covering lands within the Pooled Unit for State Tract 46 No. 1 (State Tract 46 No. 1 well).

Subject to JOA dated 9/1/00 between Vintage Petroleum Inc., Davis Petroleum Corp., Andex Resources LLC covering 250 acres within that portion of State Tract 9-12B, limited from the surface of the ground down to the stratigraphic equivalent of the total depth drilled in the Initial Test, except the Unitized formations established by Unit Agreement for the Fishers Reef Field Unit No. 1 but including any wellbore interest earned therein, as more specifically identified and defined in those certain Participation Farmout Agreements, as amended, between Vintage and each of the other parties (State Tract 9-12B #1 well).

Subject to JOA dated 1/6/98 between Vintage Petroleum Inc. (50%) and EEX Corporation (50%) covering all land located on State Tract 6-7A: SW (State Tract 6-7A well)

Subject to call on oil and gas production in Assignment and Bill of Sale dated 5/1/91 and recorded under File No. 91 146 152 from Exxon Corporation to Vintage Petroleum Inc. whereby Exxon Corporation reserves a preferential right to purchase oil and gas for a term of 21 years from assignment date.

Possibly subject to two final judgments which are as follows: 1) Final Judgment dated 7/24/74 in the case of State of Texas et al, Plaintiff vs. Exxon Corporation, Defendant in the District Court of Travis County, Texas, the 53rd Judicial District, Case No. 207789 and 2) Final Judgment dated 2/23/76 in the case of the State of Texas et al, Plaintiff vs. Exxon Corporation and Sun Oil Company (Delaware), Defendants, in the District Court of Travis County, Texas, 53rd Judicial District, Case No. 238904.

CEDAR POINT/HEMATITE FIELD

Subject to the certain Operating Agreement dated 2/15/99 by and between Vintage Petroleum Inc. and MCNIC O & G Properties, Inc., Carrizo O&G Inc., Century Offshore Management Corp. and Yuma Exploration and Production Company, Inc.

Subject to that certain Participation Agreement by and between Yuma Exploration and Production Company, Inc., Vintage Petroleum Inc., Carrizo Oil & Gas Inc. and MCNIC Oil & Gas Properties, Inc. dated 4/6/98.

Exhibit “C”
Attached to and made a part of Purchase and Sale Agreement dated effective
October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

POINT BARROW FACILITY

Subject to Letter Agreement dated 12/19/01 between Vintage Petroleum Inc. and Masters Resources LLC for use of Vintage’s boat dock located at the Point Barrow District Office

Subject to Saltwater Disposal Agreement dated 10/01/01 between Vintage Petroleum Inc. and Masters Resources LLC whereby Vintage will accept Masters’ water produced from Masters’ wells located in the Trinity Bay Field, Chambers Co., TX for disposal in its Point Barrow saltwater disposal facility located on the Point Barrow Facility so long as excess capacity in the Facility exists over and above that required by Vintage’s operations.

Subject to Surface Lease and Easement dated 12/19/02 between Vintage Petroleum Inc., Lessor, and Masters Resources LLC., Lessee wherein Lessor grants to Lessee a non-exclusive easement on and overt the Point Barrow Facility to Lessee for the purpose of operating and maintaining and constructing pipelines, facilities, power line or roads to and from the leased premises. Lessee owns equipment currently located on the leased premises, including 1) TB #1 - 1500 BBL - Bottled Gun Barrel; 2) TB #2 - 500 BBL - Settling Tank; 3)TB #3 - 1000 BBL - Sales Tank; 4) TB Heater; 5) Associated Flow lines.

Subject to all easements, rights of way, surface leases and all similar grants of surface use affecting this land whether recorded or unrecorded in addition to those specifically described in Deed and Bill of Sale dated 5/31/91 between Exxon Corporation, Grantor and Vintage Petroleum Inc., Grantee recorded under File No. 91 146 205, Chambers Co., TX.

Subject to reservation of a 1/16th of 8/8ths Non-participating Royalty Interest in favor of Estelle Ervine and J. E. Bishop, Individually and as Independent Executors of the Estate of J. E. Ervine, and their predecessors in interest.

Subject to call on oil and gas production in Assignment and Bill of Sale dated 5/1/91 and recorded under File No. 91 146 152 from Exxon Corporation to Vintage Petroleum Inc. whereby Exxon Corporation reserves a preferential right to purchase oil and gas for a term of 21 years from assignment date.

GAS CONTRACTS

Gas and Crude Oil Gathering, Dehydration and Delivery Agreement, as amended, dated 5/1/00 by and between Vintage Petroleum Inc., as Shipper, and Vintage Pipeline Inc., as Operator.

Gas and Crude Oil Gathering, Dehydration and Delivery Agreement, as amended, dated 9/1/00 by and between Davis Petroleum Corp., as Shipper, and Vintage Pipeline Inc. as operator.

Gas and Crude Oil Gathering, Dehydration and Delivery Agreement, as amended, dated 9/1/00 by and between Andex Resources LLC, as Shipper, and Vintage Pipeline, Inc. as Operator.

Gas and Crude Oil Gathering, Dehydration and Delivery Agreement dated 10/1/02 by and between EEX Corporation, as Shipper, and Vintage Pipeline Inc. as Operator.

Exhibit D

SEQ #	Res Cat	Field	Lease	RESERVOIR	WI	NRI	Gross Oil MBBL	Gross Gas MMCF	Net Oil MBBL	Net Gas MMCF	Net MMCFE	Allocation per Well
370	PROVED BEHIND PIPE	FISHERS REEF	STATE TRACT 01-4A #12 (BP01)	FRIO 13	1.0	0.8	20.1	804.1	16.8	670.1	770.6	$392,791
374	PROVED BEHIND PIPE	FISHERS REEF	STATE TRACT 01-4B #68H (BP01)	FRIO 10B	1.0	0.8	13.6	400.0	11.3	333.3	401.3	$204,562
389	PROVED BEHIND PIPE	FISHERS REEF	STATE TRACT 09-12B #112 (BP01)	FRIO 6C	1.0	0.8	16.2	523.4	13.5	436.2	517.3	$263,670
391	PROVED BEHIND PIPE	FISHERS REEF	STATE TRACT 01-4A #89F (BP02)	FRIO 9	1.0	0.8	7.5	160.0	6.3	133.3	170.9	$87,132
510	PROVED BEHIND PIPE	FISHERS REEF	STATE TRACT 05-8A #01 (BP01)	FRIO 17	0.2	0.1	11.4	1136.0	1.7	166.5	176.5	$89,962
511	PROVED BEHIND PIPE	FISHERS REEF	STATE TRACT 05-8A #01 (BP02)	FRIO 15	0.2	0.1	6.8	682.0	1.6	159.0	168.5	$85,884
521	PROVED BEHIND PIPE	FISHERS REEF	STATE TRACT 06-7A #01 (BP-01)	FRIO 13	0.1	0.1	5.5	547.1	0.5	51.3	54.4	$27,714
522	PROVED BEHIND PIPE	FISHERS REEF	STATE TRACT 05-8A #02 (BP01)	TEX 2 UPPER	0.3	0.2	56.5	941.1	12.7	211.8	288.0	$146,788
523	PROVED BEHIND PIPE	FISHERS REEF	STATE TRACT 05-8A #02 (BP02)	FRIO 17	0.3	0.2	1.5	153.4	0.3	34.5	36.6	$18,647
427	PROVED BEHIND PIPE	POINT BOLIVAR NORTH	STATE TRACT 343 #014 (BP01)	S-2	1.0	0.8	2.1	106.0	1.6	79.5	89.0	$45,384
515	PROVED BEHIND PIPE	POINT BOLIVAR NORTH	STATE TRACT 343 #014 (BP02)	R-4 SAND	1.0	0.8	1.3	129.0	1.0	96.8	102.6	$52,273
516	PROVED BEHIND PIPE	POINT BOLIVAR NORTH	STATE TRACT 343 #014 (BP03)	R-3 LOWER SAND	1.0	0.8	3.0	298.3	2.2	223.7	237.1	$120,857
147	PROVED BEHIND PIPE	RED FISH REEF	STATE TRACT 200 186 (BP01)	FRIO 4	1.0	0.9	26.8	1030.0	23.4	901.2	1041.8	$531,037
182	PROVED BEHIND PIPE	RED FISH REEF	STATE TRACT 200 200	FRIO 9	1.0	0.9	21.6	451.0	18.9	394.6	508.0	$258,953
203	PROVED BEHIND PIPE	RED FISH REEF	STATE TRACT 247 001	MIOCENE 2900	1.0	0.9	19.0	633.0	16.2	540.7	638.0	$325,200
205	PROVED BEHIND PIPE	RED FISH REEF	STATE TRACT 247 021 (BP02)	FRIO 1 & 1B	1.0	0.9	39.4	960.0	33.6	820.0	1021.7	$520,780
206	PROVED BEHIND PIPE	RED FISH REEF	STATE TRACT 247 021 (BP01)	FRIO 2A	1.0	0.9	49.9	768.0	42.6	656.0	911.8	$464,773
215	PROVED BEHIND PIPE	RED FISH REEF	STATE TRACT 225 207 (BP01)	FRIO 1	1.0	0.9	4.0	960.0	3.4	820.0	840.5	$428,410
217	PROVED BEHIND PIPE	RED FISH REEF	STATE TRACT 246 174D (BP01)	FB B-4 FRIO 6	1.0	0.9	29.8	960.0	25.4	820.0	972.5	$495,702
218	PROVED BEHIND PIPE	RED FISH REEF	STATE TRACT 246 181 (BP01)	FRIO 9	1.0	0.9	46.1	960.0	39.4	820.0	1056.2	$538,334
221	PROVED BEHIND PIPE	RED FISH REEF	STATE TRACT 246 181 (BP02)	FRIO 1A	1.0	0.9	15.7	383.0	13.4	327.1	407.6	$207,769
223	PROVED BEHIND PIPE	RED FISH REEF	STATE TRACT 247 023 (BP01)	FRIO 9	1.0	0.9	28.2	828.0	24.0	707.2	851.5	$434,032
224	PROVED BEHIND PIPE	RED FISH REEF	STATE TRACT 224 106 (BP01)	FRIO 1B	1.0	0.9	15.5	378.0	13.2	330.8	410.2	$209,071
225	PROVED BEHIND PIPE	RED FISH REEF	STATE TRACT 224 106 (BP02)	MIOCENE 3400	1.0	0.9	2.0	200.0	1.7	175.0	185.2	$94,423
233	PROVED BEHIND PIPE	RED FISH REEF	STATE TRACT 247 175-L (BP01)	FRIO 3	1.0	0.9	20.0	14.0	17.1	12.0	114.5	$58,340
234	PROVED BEHIND PIPE	RED FISH REEF	STATE TRACT 247 175-L (BP02)	FRIO 2A	1.0	0.9	3.8	384.0	3.3	328.0	347.7	$177,216
272	PROVED BEHIND PIPE	RED FISH REEF	STATE TRACT 246 174D (BP02)	FRIO 1A	1.0	0.9	30.0	21.0	25.6	17.9	171.7	$87,511
274	PROVED BEHIND PIPE	RED FISH REEF	STATE TRACT 247 212 (BP01)	FRIO 9	1.0	0.9	64.3	45.0	54.9	38.4	368.0	$187,564
494	PROVED BEHIND PIPE	RED FISH REEF	STATE TRACT 247 192 (BP01)	FRIO 11A	1.0	0.9	27.5	640.0	23.5	546.7	687.7	$350,530
496	PROVED BEHIND PIPE	RED FISH REEF	STATE TRACT 247 212 (BP02)	FRIO 1	1.0	0.9	13.1	320.0	11.2	273.3	340.6	$173,593
506	PROVED BEHIND PIPE	RED FISH REEF	STATE TRACT 225 146	MIOCENE 3400 C	1.0	0.9	4.3	423.0	3.8	370.1	392.7	$200,163
415	PROVED BEHIND PIPE	TRINITY BAY	TRINITY BAY ST UNIT #1 053 (BP1)	FRIO F-3	1.0	0.8	4.7	233.0	3.9	196.9	220.5	$112,396
418	PROVED BEHIND PIPE	TRINITY BAY	TRINITY BAY ST UNIT #1 135 (BP01)	F-5	1.0	0.8	4.5	225.0	3.8	190.1	212.9	$108,537
306	PROVED PRODUCING	FISHERS REEF	STATE TRACT 46 #115	FRIO 8	1.0	0.8	95.6	295.4	79.7	246.2	724.2	$3,549,125
343	PROVED PRODUCING	FISHERS REEF	STATE TRACT 02-3A #001	9800	1.0	0.8	11.0	22.0	8.3	16.6	66.5	$325,982
450	PROVED PRODUCING	FISHERS REEF	STATE TRACT 46 #010	FRIO 8	1.0	0.8	0.0	26.5	0.0	22.1	22.1	$108,315
476	PROVED PRODUCING	FISHERS REEF	STATE TRACT 46 #051	FRIO 6C	1.0	0.8	0.5	13.9	0.4	11.6	13.8	$67,816
478	PROVED PRODUCING	FISHERS REEF	STATE TRACT 09-12B #001	FRIO 13	1.0	0.8	0.0	54.3	0.0	45.2	45.2	$221,457
509	PROVED PRODUCING	FISHERS REEF	STATE TRACT 05-8A #01	TEX 2 UPPER	0.2	0.1	41.2	686.0	5.5	91.2	124.0	$607,677
518	PROVED PRODUCING	FISHERS REEF	STATE TRACT 05-8A #02	TEX 2 MIDDLE	0.3	0.2	33.5	559.0	7.5	125.8	171.0	$838,276
519	PROVED PRODUCING	FISHERS REEF	STATE TRACT 06-7A #01	FRIO 17	0.1	0.1	7.2	715.8	0.7	67.1	71.1	$348,608
296	PROVED PRODUCING	POINT BOLIVAR NORTH	STATE TRACT 343 #009	S-2 B2	1.0	0.8	9.8	0.0	7.3	0.0	44.0	$215,593
425	PROVED PRODUCING	POINT BOLIVAR NORTH	STATE TRACT 343 #014	S-4A LWR	1.0	0.8	1.8	88.0	1.3	66.0	73.9	$362,282
1	PROVED PRODUCING	RED FISH REEF	STATE TRACT 225 139	FRIO 15	1.0	0.9	20.4	305.7	17.4	261.1	365.5	$1,791,388
8	PROVED PRODUCING	RED FISH REEF	STATE TRACT 247 198 (GBS 247)	FB A FRIO 10 STRAY	1.0	0.9	0.5	112.9	0.4	96.5	98.8	$484,156
13	PROVED PRODUCING	RED FISH REEF	STATE TRACT 247 175-L	FB B-1 FRIO 9	1.0	0.9	0.2	4.7	0.1	4.0	4.8	$23,713
14	PROVED PRODUCING	RED FISH REEF	STATE TRACT 224 141U	FB A-2 FRIO 19	1.0	0.9	1.0	212.5	0.9	185.9	191.3	$937,611
21	PROVED PRODUCING	RED FISH REEF	STATE TRACT 224 176	FB A-3 FRIO 6	1.0	0.9	1.9	12.0	1.7	10.5	20.5	$100,710
22	PROVED PRODUCING	RED FISH REEF	STATE TRACT 246 120	FRIO 25-A	1.0	0.9	22.7	113.7	19.4	97.1	213.7	$1,047,135
27	PROVED PRODUCING	RED FISH REEF	STATE TRACT 247 023	FB B-1 FRIO 11B	1.0	0.9	2.1	415.9	1.8	355.3	365.9	$1,793,391
90	PROVED PRODUCING	RED FISH REEF	STATE TRACT 225 050	FB B-2B FRIO 5	1.0	0.9	1.5	31.7	1.3	27.1	34.6	$169,611
173	PROVED PRODUCING	RED FISH REEF	STATE TRACT 224 185	FRIO 16 & 17	1.0	0.9	0.0	0.0	0.0	0.0	0.0	$0
207	PROVED PRODUCING	RED FISH REEF	STATE TRACT 225 187	FRIO 15B	1.0	0.9	31.9	768.0	27.2	656.0	819.5	$4,016,312
245	PROVED PRODUCING	RED FISH REEF	STATE TRACT 247 188	AB-4	1.0	0.9	2.9	98.8	2.5	84.4	99.2	$486,269
256	PROVED PRODUCING	RED FISH REEF	STATE TRACT 224 179	FRIO 4	1.0	0.9	0.1	6.1	0.1	5.3	6.0	$29,426
275	PROVED PRODUCING	RED FISH REEF	STATE TRACT 200 195	FRIO 12	1.0	0.9	4.1	33.8	3.5	29.5	50.4	$246,934
454	PROVED PRODUCING	RED FISH REEF	STATE TRACT 246 001	AB 8	0.0	0.1	10.2	1052.6	0.7	67.5	71.5	$350,315
467	PROVED PRODUCING	RED FISH REEF	STATE TRACT 132 #001	FRIO 19	0.1	0.0	165.9	3770.5	6.1	139.5	176.3	$864,230
471	PROVED PRODUCING	RED FISH REEF	STATE TRACT 246 182	FRIO 9	1.0	0.9	1.3	22.7	1.1	19.4	26.3	$128,828
473	PROVED PRODUCING	RED FISH REEF	STATE TRACT 224 106	FRIO 1	1.0	0.9	2.7	293.5	2.3	256.8	270.8	$1,327,382
505	PROVED PRODUCING	RED FISH REEF	STATE TRACT 225 132	MIOCENE 3400 C	1.0	0.9	0.0	357.6	0.0	305.5	305.5	$1,497,186
520	PROVED PRODUCING	RED FISH REEF	STATE TRACT 246 183	FRIO 2-A	1.0	0.9	30.3	45.5	25.9	38.9	194.3	$952,348
280	PROVED PRODUCING	TRINITY BAY	TRINITY BAY ST UNIT #1 001	F-12	1.0	0.8	46.5	0.0	39.3	0.0	235.6	$1,154,841
282	PROVED PRODUCING	TRINITY BAY	TRINITY BAY ST UNIT #1 135	FRIO 7	1.0	0.8	94.6	0.0	79.9	0.0	479.7	$2,350,982
285	PROVED PRODUCING	TRINITY BAY	TRINITY BAY ST UNIT #1 012	FRIO 9	1.0	0.8	60.6	0.0	51.2	0.0	307.1	$1,505,137
286	PROVED PRODUCING	TRINITY BAY	TRINITY BAY ST UNIT #1 038	FRIO 5 CENTRAL	1.0	0.8	5.8	0.0	4.9	0.0	29.5	$144,562
287	PROVED PRODUCING	TRINITY BAY	TRINITY BAY ST UNIT #1 032	FRIO 9	1.0	0.8	14.4	0.0	12.2	0.0	72.9	$357,313
290	PROVED PRODUCING	TRINITY BAY	TRINITY BAY ST UNIT #1 037	FRIO 1	1.0	0.8	19.6	0.0	16.6	0.0	99.4	$486,944
292	PROVED PRODUCING	TRINITY BAY	TRINITY BAY ST UNIT #1 064	FRIO 6 WEST	1.0	0.8	41.5	0.0	35.0	0.0	210.2	$1,030,071
293	PROVED PRODUCING	TRINITY BAY	TRINITY BAY ST UNIT #1 130	FRIO 9	1.0	0.8	46.1	0.0	39.0	0.0	233.8	$1,145,915
294	PROVED PRODUCING	TRINITY BAY	TRINITY BAY ST UNIT #1 013	FRIO 7	1.0	0.8	121.8	0.0	103.0	0.0	617.7	$3,027,565
295	PROVED PRODUCING	TRINITY BAY	TRINITY BAY ST UNIT #1 063D	FRIO 7	1.0	0.8	9.3	0.0	7.8	0.0	47.0	$230,563
381	PROVED PRODUCING	TRINITY BAY	TRINITY BAY ST UNIT #1 068	FRIO 1	1.0	0.8	17.4	0.0	14.7	0.0	88.2	$432,314
384	PROVED PRODUCING	TRINITY BAY	TRINITY BAY ST UNIT #1 122	F-12	1.0	0.8	12.7	0.0	10.8	0.0	64.6	$316,432
419	PROVED PRODUCING	TRINITY BAY	TRINITY BAY ST UNIT #1 075F	FRIO 12	1.0	0.8	23.7	0.0	20.0	0.0	120.0	$588,033
444	PROVED PRODUCING	TRINITY BAY	TRINITY BAY ST UNIT #1 051	FRIO 9	1.0	0.8	8.3	0.0	7.0	0.0	42.0	$205,935
445	PROVED PRODUCING	TRINITY BAY	TRINITY BAY ST UNIT #1 035	FRIO 9	1.0	0.8	79.9	0.0	67.5	0.0	405.1	$1,985,619
460	PROVED PRODUCING	TRINITY BAY	TRINITY BAY ST UNIT #1 124		1.0	0.8	18.6	0.0	15.7	0.0	94.5	$463,120
462	PROVED PRODUCING	TRINITY BAY	TRINITY BAY ST UNIT #1 133		1.0	0.8	28.3	0.0	24.0	0.0	143.7	$704,324
500	PROVED PRODUCING	TRINITY BAY	TRINITY BAY ST UNIT #1 028		1.0	0.8	35.0	0.0	29.5	0.0	177.3	$868,915
501	PROVED PRODUCING	TRINITY BAY	TRINITY BAY ST UNIT #1 029		1.0	0.8	4.4	0.0	3.7	0.0	22.3	$109,342
371	PROVED UNDEVELOPED	FISHERS REEF	STATE TRACT 01-4A ACW #01L	FRIO 7 & 8	0.8	0.6	27.1	589.0	17.6	381.8	487.2	$22,728
373	PROVED UNDEVELOPED	FISHERS REEF	STATE TRACT 01-4A ACW #01U	FRIO 6A & C	0.8	0.6	120.0	84.0	77.8	54.5	521.2	$24,313
385	PROVED UNDEVELOPED	FISHERS REEF	STATE TRACT 02-3A ACW #04U	FRIO 9	1.0	0.8	80.0	56.0	60.5	42.3	405.0	$18,892
394	PROVED UNDEVELOPED	FISHERS REEF	STATE TRACT 46 ACW #05U	FRIO 15	1.0	0.8	160.0	112.0	133.3	93.3	893.3	$41,670
396	PROVED UNDEVELOPED	FISHERS REEF	STATE TRACT 46 ACW #08L	FRIO 13A	1.0	0.8	316.9	221.9	264.1	184.9	1769.6	$82,545
401	PROVED UNDEVELOPED	FISHERS REEF	STATE TRACT 46 ACW #08U	FRIO 4	1.0	0.8	201.0	140.7	167.5	117.2	1122.2	$52,348
405	PROVED UNDEVELOPED	FISHERS REEF	STATE TRACT 46 ACW #09L	FRIO 7	1.0	0.8	24.0	612.0	20.0	510.0	630.0	$29,387
410	PROVED UNDEVELOPED	FISHERS REEF	STATE TRACT 01-4B ACW #02	FRIO 4A	1.0	0.8	99.8	1366.5	83.1	1138.8	1637.5	$76,384
412	PROVED UNDEVELOPED	FISHERS REEF	STATE TRACT 02-3A ACW #04L	FRIO 10B	1.0	0.8	10.9	321.6	8.3	243.0	292.6	$13,648
96	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 200 ACW #12L	FRIO 13	1.0	0.9	108.0	480.0	94.5	420.0	987.0	$46,039
141	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 200 ACW #12U	FRIO 10-A	1.0	0.9	32.6	960.0	28.6	840.0	1011.4	$47,176
142	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 200 ACW #13L	FRIO 9	1.0	0.9	6.9	322.0	6.0	281.8	317.9	$14,831
145	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 200 ACW #01L	FRIO 26 STRINGER	1.0	0.9	73.0	2160.0	62.4	1890.0	2264.1	$105,612
146	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 200 ACW #13U	FRIO 6	1.0	0.9	33.5	3.1	29.3	2.7	178.5	$8,328
148	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 200 ACW #01U	FRIO 22	1.0	0.9	20.0	576.0	17.1	504.0	606.5	$28,291
151	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 200 ACW #03L	FRIO 12	1.0	0.9	78.6	660.0	67.1	577.5	980.3	$45,728
152	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 200 ACW #03U	FRIO 11A_11B	1.0	0.9	26.0	600.0	22.2	525.0	658.3	$30,705
166	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 224 ACW #15L	FRIO 4	1.0	0.9	70.3	963.0	61.5	842.6	1211.7	$56,520
167	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 224 ACW #15U	FRIO 1	1.0	0.9	39.4	960.0	34.4	840.0	1046.6	$48,821
169	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 224 ACW #19L	FRIO 1	1.0	0.9	24.0	576.0	21.0	504.0	630.0	$29,387
170	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 224 ACW #19U	MIOCENE 3400	1.0	0.9	22.0	480.0	19.2	420.0	535.5	$24,979
174	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 224 ACW #23U	MIOCENE 3400	1.0	0.9	3.6	360.0	3.2	315.0	333.9	$15,575
175	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 224 ACW #21L	FRIO 12	1.0	0.9	7.2	452.0	6.3	395.5	433.2	$20,208
176	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 224 ACW #21U	FRIO 11	1.0	0.9	24.8	576.0	21.7	504.0	634.0	$29,575
177	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 224 ACW #22L	FRIO 10	1.0	0.9	16.4	482.0	14.3	421.8	507.8	$23,686
178	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 224 ACW #22U	FRIO 6	1.0	0.9	11.0	360.0	9.6	315.0	372.7	$17,387
179	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 224 ACW #23L	FRIO 4	1.0	0.9	26.3	360.0	23.0	315.0	453.0	$21,129
185	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 225 ACW #05L	FRIO 12	1.0	0.9	15.4	960.0	13.1	820.0	898.7	$41,921
186	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 225 ACW #05U	FRIO 11B	1.0	0.9	41.3	960.0	35.3	820.0	1031.6	$48,118
189	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 225 ACW #07L	FRIO 10A	1.0	0.9	29.0	840.0	24.8	717.5	866.1	$40,401
190	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 225 ACW #07U	FRIO 7	1.0	0.9	10.0	300.0	8.5	256.3	307.5	$14,344
198	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 225 ACW #24L	FRIO 11A_11B	1.0	0.9	72.0	1728.0	61.5	1476.0	1845.0	$86,063
209	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 225 ACW #26L	FRIO 10B	1.0	0.9	33.0	960.0	28.2	820.0	989.1	$46,139
210	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 225 ACW #26U	FRIO 1	1.0	0.9	60.0	42.0	51.3	35.9	343.4	$16,017
212	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 247 ACW #30U	FRIO 6	1.0	0.9	84.0	50.4	71.8	43.1	473.6	$22,089
219	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 246 ACW #27L	FRIO 7	1.0	0.9	49.9	768.0	42.6	656.0	911.8	$42,533
220	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 246 ACW #27U	FRIO 4	1.0	0.9	56.4	772.0	48.1	659.4	948.2	$44,231
226	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 247 ACW #10L	FRIO 15	1.0	0.9	54.0	1285.0	46.1	1097.6	1374.4	$64,108
227	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 247 ACW #10U	FRIO 5	1.0	0.9	50.0	960.0	42.7	820.0	1076.3	$50,203
239	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 247 ACW #33L	FRIO 1A	1.0	0.9	27.0	640.0	23.1	546.7	685.0	$31,954
248	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 247 ACW #28L	FRIO 23	1.0	0.9	18.2	1820.0	15.5	1554.6	1647.9	$76,866
249	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 247 ACW #28U	FRIO 22C	1.0	0.9	6.4	640.0	5.5	546.7	579.5	$27,030
250	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 247 ACW #29L	FRIO 22B	1.0	0.9	6.4	640.0	5.5	546.7	579.5	$27,030
251	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 247 ACW #29U	FRIO 22A	1.0	0.9	6.4	640.0	5.5	546.7	579.5	$27,030
252	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 247 ACW #30L	FRIO 22	1.0	0.9	45.9	1286.0	39.2	1098.5	1333.8	$62,218
257	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 224 ACW #16U	FRIO 1-B & 1-C	1.0	0.9	35.0	835.0	30.6	730.6	914.4	$42,652
258	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 224 ACW #17L	FRIO 1	1.0	0.9	40.0	965.0	35.0	844.4	1054.4	$49,182
259	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 224 ACW #18L	MIOCENE 3300	1.0	0.9	10.3	240.0	9.0	210.0	264.1	$12,321
260	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 224 ACW #18U	MIOCENE 3000	1.0	0.9	18.0	600.0	15.8	525.0	619.5	$28,897
265	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 246 ACW #35L	FRIO 10B	1.0	0.9	39.4	1157.8	33.6	988.9	1190.7	$55,539
266	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 246 ACW #35U (BP-02)	FRIO 1	1.0	0.9	30.2	755.7	25.8	645.5	800.4	$37,336
268	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 200 ACW #34L	FRIO 4	1.0	0.9	40.0	8.5	35.0	7.4	217.4	$10,142
269	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 200 ACW #34U	FRIO 1	1.0	0.9	40.0	8.5	35.0	7.4	217.4	$10,142
271	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 247 ACW #33U	FRIO 9	1.0	0.9	156.0	93.6	133.3	80.0	879.5	$41,023
430	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 247 119 OFFSET	FRIO 15-B	1.0	0.9	54.0	1286.0	46.1	1098.5	1375.3	$64,151
446	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 246 ACW #36U	FRIO 10B	1.0	0.9	16.8	1419.7	14.3	1212.7	1298.7	$60,579
447	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 246 ACW #36L	FRIO 15B	1.0	0.9	39.5	965.0	33.7	824.3	1026.7	$47,892
485	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 246 ACW #35L (BP-01)	FRIO 4	1.0	0.9	56.1	768.0	47.9	656.0	943.3	$44,002
486	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 246 ACW #35U	FRIO 10A	1.0	0.9	26.2	772.0	22.4	659.4	793.9	$37,034
487	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 246 ACW #40L	FRIO 17	1.0	0.9	44.4	1479.4	37.9	1263.6	1491.1	$69,552
488	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 246 ACW #40U	FRIO 15B	1.0	0.9	39.6	964.8	33.8	824.1	1026.8	$47,897
489	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 246 ACW #40L (BP-01)	FRIO 13	1.0	0.9	43.7	1286.4	37.4	1098.8	1323.0	$61,710
526	PROVED UNDEVELOPED	RED FISH REEF	STATE TRACT 204 002 LOC	FRIO 15	0.1	0.0	21.6	2160.0	0.8	79.9	84.7	$3,952
420	PROVED UNDEVELOPED	TRINITY BAY	TRINITY BAY ST UNIT #1 025A	F12 & F9	1.0	0.8	15.7	713.0	13.3	602.5	682.0	$31,813
											76471.3	$50,000,000

EXHIBIT E

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

ASSIGNMENT AND BILL OF SALE

STATE OF TEXAS	§
§
COUNTIES OF CHAMBERS	§
AND GALVESTON	§

In consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, and subject to the other provisions in this Assignment, Masters Resources, L.L.C., and Masters Oil & Gas, L.L.C., each a Texas limited liability company having its principal place of business at 9801 Westheimer, Suite 1070, Houston, Texas 77042 (collectively, “Assignor”), assigns to Tekoil & Gas Corporation, a Delaware corporation having its principal place of business at 5036 Dr. Phillips Blvd., Suite 232, Orlando, Florida 32819 (“Assignee”), all of the interest of both Assignor entities in and to the following:

•	the oil, gas and mineral leases and other real property described on Exhibit A attached to and made a part of this Assignment (the “Property”);

•
all oil and gas wells, salt water disposal wells, injection wells and other wells and pits located on or attributable to the Property (collectively the “Wells”), including the Wells described on Exhibit B attached to and made a part of this Assignment;

•
all equipment, including without limitation the workover rig, vehicles, crew boats, work barges and vessels listed on Exhibit B-1 which is attached to and made a part of this Assignment, and all machinery, flowlines, roads, gathering lines, pipelines, pole lines, appurtenances, materials, fixtures, improvements and other personal property located on, used in the operation of or relating to the production, treatment, sale or disposal of hydrocarbons, water or associated substances produced from or attributable to the Property (collectively the “Personal Property”);

•
all hydrocarbons, including natural gas, casing head gas, drip gasoline, natural gasoline, natural gas liquids, condensate products and crude oil, whether gaseous or liquid, produced from or attributable to the Property or Wells on or after the Effective Date, as defined below (collectively the “Hydrocarbons”);

•
all contracts, instruments and orders relating to the Property, Wells, Personal Property and Hydrocarbons (collectively the “Contracts”), including the Contracts described on Exhibit C attached to and made a part of this Assignment; and

1

•
all files, records, information and materials relating to the Property, Wells, Personal Property, Hydrocarbons and Contracts owned by or in the possession of Assignor which Assignor is not prohibited from transferring to Assignee by law or existing contractual relationship (collectively the “Records”).

The Property, Wells, Personal Property, Hydrocarbons, Contracts and Records are collectively referred to as the “Assets;” provided, however, that Assignor reserves and there shall be excluded from this Assignment the following:

(A)	The oil and gas properties more particularly described on the attached Schedule 1.2(A) which is attached to and made a part of this Assignment;

(B)
all Personal Property owned by Masters Offshore, LLC, and its surface facilities located in the vicinity of the Assets as depicted on the attached Schedule 1.2(B) which is attached to and made a part of this Assignment;

(C)
all of Assignor’s reserve estimates, economic analyses, pricing forecasts, legal opinions (other than those related to title to any of the Properties) and other analyses relating to the Assets and all information relating to the Assets which Assignor considers confidential or protected by attorney-client privilege;

(D)
all rights and claims relating to the Assets, other than rights or claims in connection with gas imbalances, arising, occurring or existing in favor of Assignor prior to the Effective Date, including all contract rights, claims, penalties, receivables, revenues, recoupment rights, recovery rights, accounting adjustments, mispayments, erroneous payments, property damage claims, insurance claims, indemnity claims, bond claims and condemnation claims;

(E)
all corporate, financial and tax records of Assignor; provided, however, that upon request, Assignee will be entitled to receive copies of all financial and tax records which directly relate to the Assets and which are necessary for Assignee’s ownership, administration or operation of the Assets;

(F)
all claims of Assignor for refund of or loss carry forwards with respect to production, windfall profit, severance, ad valorem, income, franchise and all other taxes attributable to the Assets for all periods prior to the Effective Date;

(G)	all amounts due or payable to Assignor as adjustments or refunds under any contract affecting the Assets for all periods prior to the Effective Date;

(H)	all amounts due or payable to Assignor as adjustments to insurance premiums related to the Assets for all periods prior to the Effective Date;

(I)	all monies, proceeds, accruals, benefits, receipts, credits, income, revenues, security or deposits attributable to the Assets prior to the Effective Date;

2

(J)	all of Assignor’s patents, trade secrets, copyrights, names, marks and logos;

(K)	all computers, hardware, software and software licenses;

(L)	all licensed raw or processed geophysical data and all interpretations of that data which Assignor is prohibited from transferring to Assignee by law or existing contractual relationship; and

(M)
the overriding royalties reserved by Assignor as part of the consideration for the sale contemplated in this Assignment, as set forth below, and all overriding royalties held by individuals associated with Assignor as of the Effective Date.

This Assignment from Assignor to Assignee is expressly made subject to the following ("Existing Burdens"):

a)	a proportionate part of the covenants, provisions, royalties and terms of the leases included in the Assets;

b)	the terms and conditions of all existing orders, rules and regulations and ordinances of federal, state and other governmental agencies having jurisdiction;

c)
a proportionate part of all overriding royalty interests, restrictions, exceptions, reservations, burdens, encumbrances, conditions, limitations, interests, instruments, agreements and other matters, if any, which are of record in the state and county above named and which burden or affect the properties, rights or interests herein assigned;

(d)
the prior reservation in or conveyance to Assignor, or others as directed by Assignor, of an overriding royalty interest in the production from or allocable to each of the Leases equal to six percent (6%) of 8/8ths of the oil, gas, distillate, condensate, casinghead gas and other liquid and vaporous hydrocarbons (collectively, "Hydrocarbons"), produced and saved or produced and allocable to and sold from any of the Leases under the terms of any of the Leases, as more particularly provided in the assignment or assignments of the overriding royalties to Assignor or its assignees.

TO HAVE AND TO HOLD, all and singular, the Assets unto Assignee and Assignee's successors in title and assigns forever. This Assignment is made without warranty of any kind, either express or implied. The reference herein to the Existing Burdens is for the purposes of protecting Assignor on Assignor's warranties, and shall not create, nor constitute a recognition of, any rights in third parties. This Assignment, in respect of the Personal Property, Hydrocarbons, Contracts and Records, is made without warranty or covenants, express or implied, and, in respect of the Personal Property, the IMPLIED WARRANTY OF MERCHANTABILITY AND THE IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE ARE HEREBY EXPRESSLY NEGATED. This Assignment is made with full substitution and subrogation of Assignee in and to all covenants, indemnities, representations and warranties by others heretofore given or made with respect to the Subject Properties or any part thereof.

3

The term "oil, gas and mineral lease" as used in this Assignment and in Exhibit A hereto includes in addition to oil, gas and mineral leases, oil and gas leases, oil, gas and sulphur leases, other mineral leases, co-lessor's agreements, lease ratifications and extensions and subleases of any of the foregoing, as appropriate.

All of the terms, provisions, covenants and agreements herein contained shall extend to and be binding upon the parties hereto, and their respective successors in title and assigns.

Assignor agrees to execute, to acknowledge and to deliver to Assignee any additional instruments, notices, division orders, transfer orders and other documents and to do any other acts and things which may be necessary to more fully and effectively assign and convey to Assignee and Assignee's successors in title and assigns the Properties intended to be assigned hereby.

This Assignment is effective October 1, 2006, at 12:00 a.m. Central Standard Time (the “Effective Date”), and is subject to the following provisions:

1.
No Warranties or Representations. Assignor makes no warranty or representation of any kind as to the accuracy or completeness of any data, information or material furnished to Assignee in connection with the Assets, the quality or quantity of hydrocarbon reserves attributable to the Assets or the ability of the Assets to produce hydrocarbons. Assignee has inspected the Assets and is satisfied with their physical and environmental condition, both surface and subsurface. Assignee accepts the Assets in an “As Is, Where Is” condition.

2.
Assumption of Duties and Obligations. As of the Effective Date, Assignee will assume all duties and obligations of Assignor with respect to the Assets, including any request or order to plug, re-plug or abandon any Well, remove any Well or appurtenance, or take any clean-up or remediation action with respect to the Assets.

3.
Indemnity. Assignee will indemnify Assignor and hold Assignor harmless for all expenses, settlements, judgments, court costs, interest and attorney’s fees incurred as a result of any litigation or threat of litigation relating to this Assignment, the Assets or any prior or future operations on, of or with respect to the Assets.

4.	Taxes / Fees. Assignee will pay all transactional taxes, including sales, use, lease and ad valorem taxes, and all recording fees due as a result of this Assignment.

5.	Other Agreements. This Assignment is made subject to the Purchase and Sale Agreement, between Assignor and Assignee, dated October __, 2006.

4

6.	Effect of Assignment and Bill of Sale. This Assignment shall be binding upon the parties as well as their respective successors and assigns.

Signed: November __, 2006. ASSIGNOR: MASTERS RESOURCES, L.L.C.			MASTERS OIL & GAS, L.L.C.

By:		By:
	Name: Richard H. Lee Title: Managing Member		Name: Richard H. Lee Title: Managing Member

ASSIGNEE:

TEKOIL & GAS CORPORATION

By:
Name: Mark Western Title: Chairman and CEO

THE STATE OF TEXAS COUNTY OF HARRIS	§ § §

This instrument was acknowledged before me this __ day of October, 2006, by Richard H. Lee, Managing Member of each of Masters Resources, L.L.C., and of Masters Oil & Gas, L.L.C., each a Texas limited liability company.

[Stamp]

Notary Public in and for the State of Texas

THE STATE OF TEXAS COUNTY OF HARRIS	§ § §

This instrument was acknowledged before me this _  day of October, 2006, by Mark Western, Chairman and CEO of Tekoil & Gas Corporation, a Delaware corporation.

[Seal]

Notary Public in and for the State of Texas

5

Schedule 1.1 (C)

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 from Masters Resources LLC and Masters Oil & Gas LLC, as Sellers and Tekoil &Gas Corporation, as Buyer

PERSONAL PROPERTY
(OWNED)

Equipment/Vessel	ID No.	Location	Year Built	Length	Depth	Width

Masters Rig #1 (Slotted Key Way Barge	No Hull #		2005	200’	3’	53’

Generator	Inline 6 Cyl Detroit 200 HP

Generator	Kubota 2 Cyl 20 HP

Rig	12V 71 Detroit 450 HP

Pump	8V 71 Detroit 300 HP

Mixing Pump	Inline 4 Cyl CAT 100 HP

Blending Pump	Inline 4 CYl Deutz 50 HP

Manitowoc (30 ton) Crane	Inline 4 Cycl Detroit 150 HP

Miss Tracy	LAFCO1224	Oak Island	1974	29’	3”	10”

Miss Susie	JBC19893G495		1994	18’	1”	6”

Miss Rhea	1138953	Oak Island	1972	39’	6.5”	14”

Airboat	MPH00196B494	Oak Island	1994	15’	0	8”

Kabota Tractor 8200		Pt. Barrow

Kabota Tractor B21		Goat Island

Welding Machines (2)		Oak Island

Air Compressors (2)		Oak Island

1998 Chevrolet S-10 Pickup Truck	1GCCS14XXW8213584	Pt. Barrow

2006 Ford F150 Pickup Truck	1FTPW145X6KB15212	Pt. Barrow

2006 Ford F350 Pickup Truck	1FTWW31P96ED61003	Pt. Barrow

Cat 398 - Engine G398 A-51 Compressor Chicago Pneumatiac Size 6FE Frame	73B1282P 82210PPNt1000	A-Lease

Schedule 1.1 (C)

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 from Masters Resources LLC and Masters Oil & Gas LLC, as Sellers and Tekoil &Gas Corporation, as Buyer

PERSONAL PROPERTY
(LEASED)

Equipment/Vessel	Location.	Lessor/Term	Year Built	Length	Depth	Width

Taylor Forklift	Oak Island	Paul’s Rentals (monthly)

Cat. Forklift	Oak Island	Paul’s Rentals (monthly)

Roanoke Forklift	Pt. Barrow	Paul’s Rentals (monthly)

Carry Deck Crane	Pt. Barrow	Paul’s Rentals (Monthly)

Mahindra Tractor	Pt. Barrow	Paul’s Rentals (Monthly)

Case Tractor	Pt. Barrow	Paul’s Rentals (Monthly)

Masters Meteor (Crew Boat)	Oak Island	Marine Transportation (Monthly)	2004	27’	48”	10”

M/V Carp (Crew Boat)	Oak Island	Marine Transportation (Monthly)	1984	29’	48”	10”

Audrey (Crew Boat)	Oak Island	Marine Transportation (Monthly)	1971	28’	2’	10’4”

Who Dat	Oak Island	Marine Transportation (Monthly)	1970	28’	10.8’	3’

Houma II	Oak Island	CWR Rental (Monthly)	1995	32’	10.3’	.5’

Tiger II (Tug Boat)	Oak Island	Marine Towing & Salvage (Monthly)

Barge #1	Oak Island	Marine Towing & Salvage (Monthly)

American Crane	Oak Island	Marine Towing & Salvage (Monthly)

F-250 (Land Gauger)	Pt. Barrow	Enterprise (Monthly)

Cat 3516 Compressor	F-Lease	Universal (Monthly)

Waukashau 3521	C-Lease	Hanover (Monthly)

Waukashau 7042	Aggie Junction	JW Operating (Monthly)

Cat 3516	Aggie Junction	JW Operating (Monthly)

Waukashau F18	Goat Island	Hanover (Monthly)

Cat Compressor	Monroe City	Delta Compression (Monthly)

30’ Gooseneck		Monthly

6 HP 33 Gallon Electric Air Compressor		Monthly

50 KW Generator Greenpower Canopy		Monthly

16’ Trailer		Paul’s Rentals (Monthly)

21’ Trailer		Paul’s Rentals (Monthly)

Bushhog 10’		Monthly

Case backhoe-580 SuperL		Paul’s Rentals (Monthly)

1979 Galion 15 ton crane		Monthly

5000 lb warehouse forklift		Paul’s Rentals (Monthly)

3” Pump		Paul’s Rentals (Monthly)

2.5 Power Swivel		Monthly

SCHEDULE 1.2 (A)

EXCLUDED ASSETS

Masters Offshore LLC Properties

All of the assets owned by Masters Offshore LLC including but not limited toa construction office facility located at Oak Island, Texas including various tug boats, barges, vessels, construction equipment not expressly conveyed in the Purchase and Sale Agreement to which this Schedule 1.2(A) is attached. .

Louisiana-Mississippi

All acreage and wells owned by Masters Resources LLC and/or Masters Oil & Gas LLC located in Louisiana and Mississippi, including but not limited to the Bayou Sorrell-Green Jacket Prospect in Iberville Parish and the South Lake Charles Prospect in Calcasieu Parish, Louisiana.

Trout Point Prospect-Chambers County, Texas

All acreage and wells in the Trout Point Prospect being approximately 600 acres in the Edward T. Branch Survey, A-40 and 660 acres in Galveston Bay being the N/2 of State Tract 198 all in Chambers County, Texas.

Lions Field Prospect

All acreage and wells located in the Lions Field Prospect being approximately 1590 acres located in the J.M. Mancha Survey in Goliad County, Texas.

Dolphin Prospect

All acreage and wells located in the Davis Petroleum-Dolphin Prospect being 800 acres in State Tracts 199 and 226 and the associated Area of Mutual Interest.

Schedule 1.2 (B)

Attached to and made a part of Purchase and Sale Agreement dated effective
October 1, 2006 from Masters Resources LLC and Masters Oil & Gas LLC, as Sellers and Tekoil &Gas Corporation, as Buyer

EXCLUDED ASSETS OWNED BY MASTERS OFFSHORE LLC

Equipment/Vessel	ID No.	Location	Year Built	Length	Depth	Width

Miss Georgia	1115314		1976	32’	6”	12”
Bad Dog			1952	43’	6.1”	12.3”
Opportunity (Jackup)			1978	63’	4.8”	24.1”
Welding Machines (7)
Barge #2	Marine Towing & Salvage (Monthly)	Oak Island

Schedule 3.1(G) – Litigation

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

The following is a schedule of pending litigation in which Masters is a named party:

1.	Jiva International, Inc. v. Ashi Energy Services LLC, Cause No 221687, pending in the 151st Judicial District Court of Harris County, Texas.

2.	William Dehnert, Jr., et al. v. Erskine Energy LLC, et al.; Cause No. 06-5-8992-CV, in the 135th Judicial District Court of Goliad County, Texas.

Schedule 3.1(H)
Attached to and made a part of Purchase and Sale Agreement dated effective
October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

N Point Bolivar

LC-103-0005	Exploration Agrmt & JOA dtd 12/21/04 btwn Masters Resources LLC & Erskine Energy LLC

LC-103-0014
Barge Dock & Surface Use Agrmt dtd eff 9/22/06 btwn Masters Resources LLC, St. Mary Land & Expl Co. & Erskine Energy Partners II LP LLC covering barge dock facility at Goat Island, ST 342 (Expires 9/22/2011)

GC-103-0008	Production Handling Agrmt dtd October 11, 2006 btwn St. Mary Land & Expl Co & Masters Resources LLC (ST 342)

Dorado

LC-110-0001	E/A & JOA dtd 4/21/05 btwn Davis Petroleum Corp. & Masters Resources LLC covering ST 113/132/133/203

LC-110-0004	JOA dtd 6/1/06 btwn Davis Petroleum Corp & Masters Resources LLC covering ST 204 Unit

Fishers Reef

LC-101-0016	Exploration Agreement & JOA dtd 1/31/05 btwn Masters Resources LLC & Erskine Energy Partners LP & Erskine Energy LLC covering State Tract 2-3A Unit (M-96828 & M-96829)

LC-101-0023	Exploration Agreement dtd 2/23/05 btwn Masters Resources LLC & Erskine Energy Partners, LP & Erskine Energy LLC Covering State Tract 6-7A

LC-101-0024	Exploration Agreement & O/A dtd 6/30/05 btwn Masters Resources LLC & Masters Oil & Gas LLC & Erskine Energy Partners LP, Erskine Energy LLC covering State Tract 5-8A
Letter Agreement dtd 6/20/05 btwn Masters Resources LLC & Palace Exploration Co. etal
Letter Agreement dtd 7/11/05 btwn Masters Resources LLC, Erskine Energy Partners etal & Palace Exploration Co.

GC-101-0003	Gas Transportation Contract dated 5/22/06 between Masters Resources LLC and Erskine Energy Partners II LP(ST 5-8A #1, #2, ST 6-7A #1 wells)

GC-101-0004	Crude Oil Gathering Contract dated 5/22/06 between Masters Resources LLC and Erskine Energy Partners II LP(ST 5-8A #1, #2, ST 6-7A #1 wells)

Red Fish Reef

LC-102-0002	Term Acreage Agreement dtd 4/19/01 btwn Masters
Resources LLC & Alcorn-Texana Resources etal

Schedule 3.1(H)
Attached to and made a part of Purchase and Sale Agreement dated effective
October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Subject to Participation and Farmout Agreement dated 3/6/00 between Vintage Petroleum Inc. and Davis Petroleum Corp.

Subject to JOA dated 6/20/00 between Vintage Petroleum Inc., Palace Exploration Co., Davis Petroleum Corp., Andex Resources LLC covering land within Pooled Unit for State Tract 1-4A No. 1 well (State Tract 1-4A No. 1 well).

Subject to JOA dated 3/6/00 between Vintage Petroleum Inc., Palace Exploration Co., Davis Petroleum Corp., and Andex Resources LLC covering lands within the Pooled Unit for State Tract 46 No. 1 (State Tract 46 No. 1 well).

Subject to JOA dated 9/1/00 between Vintage Petroleum Inc., Davis Petroleum Corp., Andex Resources LLC covering 250 acres within that portion of State Tract 9-12B, limited from the surface of the ground down to the stratigraphic equivalent of the total depth drilled in the Initial Test, except the Unitized formations established by Unit Agreement for the Fishers Reef Field Unit No. 1 but including any wellbore interest earned therein, as more specifically identified and defined in those certain Participation Farmout Agreements, as amended, between Vintage and each of the other parties (State Tract 9-12B #1 well).

Subject to JOA dated 1/6/98 between Vintage Petroleum Inc. (50%) and EEX Corporation (50%) covering all land located on State Tract 6-7A: SW (State Tract 6-7A well)

Subject to call on oil and gas production in Assignment and Bill of Sale dated 5/1/91 and recorded under File No. 91 146 152 from Exxon Corporation to Vintage Petroleum Inc. whereby Exxon Corporation reserves a preferential right to purchase oil and gas for a term of 21 years from assignment date.

CEDAR POINT/HEMATITE FIELD

Subject to the certain Operating Agreement dated 2/15/99 by and between Vintage Petroleum Inc. and MCNIC O & G Properties, Inc., Carrizo O&G Inc., Century Offshore Management Corp. and Yuma Exploration and Production Company, Inc.

Subject to that certain Participation Agreement by and between Yuma Exploration and Production Company, Inc., Vintage Petroleum Inc., Carrizo Oil & Gas Inc. and MCNIC Oil & Gas Properties, Inc. dated 4/6/98.

POINT BARROW FACILITY

Subject to Saltwater Disposal Agreement dated 10/01/01 between Vintage Petroleum Inc. and Masters Resources LLC whereby Vintage will accept Masters’ water produced from Masters’ wells located in the Trinity Bay Field, Chambers Co., TX for disposal in its Point Barrow saltwater disposal facility located on the Point Barrow Facility so long as excess capacity in the Facility exists over and above that required by Vintage’s operations.

Subject to all easements, rights of way, surface leases and all similar grants of surface use affecting this land whether recorded or unrecorded in addition to those specifically described in Deed and Bill of Sale dated 5/31/91 between Exxon Corporation, Grantor and Vintage Petroleum Inc., Grantee recorded under File No. 91 146 205, Chambers Co., TX.
Subject to call on oil and gas production in Assignment and Bill of Sale dated 5/1/91 and recorded under File No. 91 146 152 from Exxon Corporation to Vintage Petroleum Inc. whereby Exxon Corporation reserves a preferential right to purchase oil and gas for a term of 21 years from assignment date.

Schedule 3.1(H)
Attached to and made a part of Purchase and Sale Agreement dated effective
October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

GAS CONTRACTS

Gas and Crude Oil Gathering, Dehydration and Delivery Agreement, as amended, dated 5/1/00 by and between Vintage Petroleum Inc., as Shipper, and Vintage Pipeline Inc., as Operator.

Gas and Crude Oil Gathering, Dehydration and Delivery Agreement, as amended, dated 9/1/00 by and between Davis Petroleum Corp., as Shipper, and Vintage Pipeline Inc. as operator.

Gas and Crude Oil Gathering, Dehydration and Delivery Agreement, as amended, dated 9/1/00 by and between Andex Resources LLC, as Shipper, and Vintage Pipeline, Inc. as Operator.

Gas and Crude Oil Gathering, Dehydration and Delivery Agreement dated 10/1/02 by and between EEX Corporation, as Shipper, and Vintage Pipeline Inc. as Operator.

Schedule 3.1(I)
Preferential rights to purchase

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

None.

Schedule 3.1(J)

Burdens on production created by Masters

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Except for overriding royalties heretofore conveyed to the principals or employees of Masters, which are all of public record, and except for the overriding royalty consideration contemplated in the Purchase and Sale Agreement referenced in the caption above, none.

Schedule 3.1(M)

Environmental claims

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

None.